UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

SENTINELONE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Notice of 2024 Annual Meeting of Stockholders
To be held virtually at 9:00 a.m., Pacific Time, on Thursday, June 27, 2024

To Stockholders of SentinelOne, Inc.:
We cordially invite you to attend the 2024 annual meeting of stockholders (the “Annual Meeting”) of SentinelOne, Inc., a Delaware corporation (the “Company”), to be held virtually on Thursday, June 27, 2024 at 9:00 a.m., Pacific Time. You may attend the Annual Meeting via live webcast, submit questions, and vote online by visiting www.virtualshareholdermeeting.com/S2024 and entering the control number located on your proxy card or Notice of Internet Availability of Proxy Materials (the “Notice”).
We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

Items of Business:	Board’s Recommendation:
1.To elect as 2027 Class III directors, the nominees named in our proxy statement, to serve until the 2027 annual meeting of stockholders and until his or her successor is duly elected and qualified, subject to their earlier death, resignation, or removal.
	✓	FOR ALL the director nominees
2.To ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending January 31, 2025.	✓	FOR the ratification of the appointment
3.To approve, on a non-binding advisory basis, the compensation of our named executive officers.	✓	FOR the approval of the compensation
4.To approve an amendment and restatement of our Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted pursuant to recent amendments to the Delaware General Corporation Law (“DGCL”)
	✓	FOR the approval of an amendment and restatement to our Restated Certificate of Incorporation
5.To transact any other business that properly comes before the Annual Meeting.
Our Board has fixed the close of business on May 3, 2024 as the record date for the Annual Meeting. Only stockholders of record at the close of business on May 3, 2024 are entitled to notice of, and to vote at, the Annual Meeting. Our proxy statement contains further information regarding voting rights and the matters to be voted upon.
On or about May 16, 2024 , we expect to mail to our stockholders the Notice containing instructions on how to access our proxy statement and our annual report. The Notice provides instructions on how to vote and includes instructions on how to receive a paper copy of proxy materials and annual report by mail or email.
Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we encourage you to vote as soon as possible via the Internet or telephone so that your shares are represented and voted at the Annual Meeting.
Thank you for your ongoing support of, and continued interest in, SentinelOne, Inc.
Sincerely,
Tomer Weingarten
Co-Founder, President, Chief Executive Officer, and Chairman of our Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON THURSDAY, JUNE 27, 2024: OUR PROXY STATEMENT AND OUR ANNUAL REPORT ARE AVAILABLE AT WWW.PROXYVOTE.COM.

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SentinelOne, Inc.
444 Castro Street, Suite 400
Mountain View, CA 94041

PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
To be held at 9:00 a.m., Pacific Time, on Thursday, June 27, 2024

This proxy statement (this “Proxy Statement”) and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors, for use at the Annual Meeting, and any postponements, adjournments, rescheduling or continuations thereof. The Annual Meeting will be held on Thursday, June 27, 2024, at 9:00 a.m., Pacific Time and will be conducted virtually via a live webcast on the Internet at www.virtualshareholdermeeting.com/S2024.
To participate at this year’s Annual Meeting, please log in to www.virtualshareholdermeeting.com/S2024. You will be asked to provide the control number located on your proxy card. Your control number is located inside the shaded gray box on your Notice of Internet Availability of Proxy Materials (the “Notice”) or proxy card. You will not be able to attend the Annual Meeting physically. You will be able to listen to the Annual Meeting live, submit questions and vote online. The Notice, containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended January 31, 2024 (our “Annual Report”), is first being mailed on or about May 16, 2024 to all stockholders entitled to vote at the Annual Meeting. This Proxy Statement and our Annual Report will also be available on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov as well as on our Investor Relations website at https://investors.sentinelone.com.
Information contained on, or that can be accessed through, our website or other websites is not intended to be incorporated by reference into this Proxy Statement and references to website addresses in this Proxy Statement are inactive textual references only.
In this Proxy Statement, we refer to SentinelOne, Inc. as “SentinelOne”, “we”, “us”, “our”, and the “Company” and the board of directors of SentinelOne, Inc. as “our Board”. Our fiscal year ends on January 31. References to “fiscal 2025”, “fiscal 2024”, “fiscal 2023”, and “fiscal 2022” are to our fiscal years ended January 31, 2025, 2024, 2023, and 2022, respectively.
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
In accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders the Notice with instructions for accessing the proxy materials, including this Proxy Statement and our Annual Report, and voting via the Internet. The Notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this rule makes the proxy distribution process more efficient, less costly and helps in conserving natural resources.
FORWARD-LOOKING STATEMENTS
This Proxy Statement includes forward-looking statements. Forward-looking statements include all statements that are not historical facts, including statements regarding our corporate responsibility goals and commitments and our executive compensation program. These statements involve risks and uncertainties. Actual results could differ materially from any future results expressed or implied by the forward-looking statements for a variety of reasons, including due to the risks, uncertainties, and other important factors that are discussed in our Annual Report and subsequent quarterly reports and other filings filed with the SEC from time to time. We assume no obligation to update any forward-looking statements or information, which speak as of their respective dates.

QUESTIONS AND ANSWERS
ABOUT THE PROXY MATERIALS AND ANNUAL MEETING
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully.
Why am I receiving these materials?
This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board for use at the Annual Meeting and any postponements, rescheduling or adjournments thereof. The Annual Meeting will be held virtually on Thursday, June 27, 2024, at 9:00 a.m., Pacific Time. You will be able to attend the virtual Annual Meeting, vote your shares electronically and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/S2024 and entering the control number located on your proxy card or the Notice.
Stockholders are invited to attend the virtual Annual Meeting and are requested to vote on the items of business described in this Proxy Statement. The Notice, which contains instructions on how to access the proxy materials and our Annual Report, is first being sent or given on or about May 16, 2024 to all stockholders entitled to notice of and to vote at the virtual Annual Meeting. The proxy materials and our Annual Report can be accessed by following the instructions in the Notice as well as online at our Investor Relations website at https://investors.sentinelone.com.
What proposals am I voting on?
You will be voting on:
•Proposal No. 1: The election of the nominees for Class III directors named in this Proxy Statement to hold office until our 2027 annual meeting of stockholders and until his or her respective successor is duly elected and qualified or until such directors’ earlier death, resignation or removal;
•Proposal No. 2: The ratification of the appointment of Deloitte, as our independent registered public accounting firm for our fiscal year ending January 31, 2025;
•Proposal No. 3: The approval, on a non-binding advisory basis, the compensation of our named executive officers;
•Proposal No. 4: The approval of an amendment and restatement of our Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted pursuant to recent amendments to the DGCL; and
•Any other business that properly comes before the Annual Meeting.
What other matters may be brought before the Annual Meeting?
As of the date of this Proxy Statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.
How does our Board recommend that I vote?
Our Board recommends that you vote your shares:
•Proposal No. 1: “FOR ALL” the nominees for Class III directors named in this Proxy Statement;
•Proposal No. 2: “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for our fiscal year ending January 31, 2025;
•Proposal No. 3: “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers; and
•Proposal No. 4: “FOR” the approval of an amendment and restatement of our Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted pursuant to recent amendments to the DGCL.

None of our non-employee directors have any substantial interest in any matter to be acted upon except with respect to the directors so nominated. None of our executive officers have any substantial interest in any matter to be acted upon other than Proposal No. 1, Proposal No. 3, and Proposal No. 4.
Who is entitled to vote at the Annual Meeting?
Holders of our common stock as of the close of business on May 3, 2024, the record date (the “Record Date”) for the Annual Meeting, are entitled to vote at the Annual Meeting. As of the Record Date, there were 285,380,767 shares of our Class A common stock and 26,212,113 shares of our Class B common stock issued and outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this Proxy Statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors.
Each share of Class A common stock is entitled to one vote on each proposal properly brought before the Annual Meeting and each share of Class B common stock is entitled to 20 votes on each proposal properly brought before the Annual Meeting. Our Class A common stock and Class B common stock are collectively referred to in this Proxy Statement as our “common stock.”
Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date for the Annual Meeting, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are the stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card, to vote electronically at the virtual Annual Meeting, or by Internet or by telephone, or, if you received paper copies of the proxy materials by mail, to vote by mail by following the instructions on the proxy card or voting instruction card.
Beneficial Owner of Shares Held in “Street Name”: Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of those shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Please see the section titled “What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?” for additional information. You are also invited to attend the virtual Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares electronically at the virtual Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.
How can I vote my shares?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote in one of the following ways:
•You may vote electronically at the Annual Meeting. If you plan to attend the virtual Annual Meeting, you may vote at the Annual Meeting.
•You may vote by mail. To vote by mail, complete, sign and date the proxy card that accompanies this Proxy Statement and return it promptly in the postage-prepaid envelope provided (if you received printed proxy materials). Your completed, signed and dated proxy card must be received prior to the Annual Meeting.
•You may vote by telephone. To vote over the telephone, call toll-free 1-800-690-6903 from any touch-tone telephone and follow the instructions. Have your Notice or proxy card available when you call. You will be asked to provide the control number from your Notice or proxy card. Telephone voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on June 26, 2024.
•You may vote via the Internet. To vote via the Internet, go to www.proxyvote.com to complete an electronic proxy card (have your Notice or proxy card in hand when you visit the website). You will be asked to provide the control number from your Notice or proxy card. Internet voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on June 26, 2024.
Beneficial Owner of Shares Held in “Street Name.” If you are a beneficial owner of shares held in street name, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Beneficial owners of shares should generally be able to vote by returning the voting instruction card to their broker, bank or other nominee, or by telephone or via the Internet. However, the availability of telephone or Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a beneficial owner, you may only vote your shares electronically at the Annual Meeting if you obtain a legal proxy from your broker, bank or other nominee.
Can I change my vote or revoke my proxy?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can change your vote or revoke your proxy by:
•entering a new vote by telephone or via the Internet (until the applicable deadline for each method as set forth above);
•returning a later-dated proxy card (which automatically revokes the earlier proxy);
•providing a written notice of revocation prior to the Annual Meeting to our Corporate Secretary at our principal executive offices as follows: SentinelOne, Inc., 444 Castro Street, Suite 400, Mountain View, CA 94041, Attn: Corporate Secretary; or
•attending the virtual Annual Meeting and voting electronically. Attendance at the virtual Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or cast your vote electronically at the virtual Annual Meeting.
Beneficial Owner of Shares Held in “Street Name.” If you are the beneficial owner of your shares in street name, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.
Why is the Annual Meeting being held virtually?
We are continuously exploring technologies and services that will best permit our stockholders to engage with us from any location around the world and exercise their vote. We have decided to conduct the Annual Meeting on a virtual basis because we believe it provides expanded access, improves communication, and enables increased stockholder attendance and participation. It also is better for the environment.
We believe that by hosting the Annual Meeting virtually, our stockholders will be provided comparable rights and opportunities to participate as they would at an in-person meeting, while offering a greater level of flexibility for many of our stockholders who may not be able to attend an annual meeting of stockholders in person.
How can I submit a question before or during the Annual Meeting?
If you want to submit a question during the Annual Meeting, log into www.virtualshareholdermeeting.com/S2024 type your question into the “Ask a Question” field and click “Submit.” Stockholders are permitted to submit questions during the Annual Meeting via the website and the virtual meeting website, respectively, that are in compliance with the meeting rules of conduct that will be available on the virtual meeting website and with a limit of one question per stockholder. We will answer as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting. Only questions that are relevant to an agenda item to be voted on by stockholders will be answered, and we reserve the right to exclude questions that are irrelevant to meeting matters, irrelevant to our business, or derogatory or in bad taste; that relate to pending or threatened litigation; that are personal grievances; or that are otherwise inappropriate (as determined by the chair of the Annual Meeting).

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the full set of proxy materials?
In accordance with the rules of the SEC, we have elected to distribute our proxy materials, including the notice of the Annual Meeting, this Proxy Statement and our Annual Report, primarily via the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability instead of a paper copy of the proxy materials. The Notice contains instructions on how to access our proxy materials on the Internet, how to vote on the proposals, how to request printed copies of the proxy materials and Annual Report, and how to request to receive all future proxy materials in printed form by mail or electronically by email. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of our annual meetings.
How can I sign up for electronic proxy delivery service?
The Notice and proxy card or voting instruction form included with the Proxy Materials will contain instructions on how to request electronic delivery of future proxy materials. Choosing to receive your future proxy materials by email will eliminate the cost of printing and mailing documents and will reduce the associated environmental impact. If you choose to receive future proxy materials by email, you will receive an email next year containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. The persons named in the proxy, Tomer Weingarten, our Co-Founder, President, Chief Executive Officer (“CEO”) and Chairman of our Board (“Chairman”), and Keenan Conder, our Chief Legal Officer and Corporate Secretary, have been designated as proxies for the Annual Meeting by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted electronically at the virtual Annual Meeting in accordance with the instruction of the stockholder on such proxy. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board on the proposals as described above and, if any other matters are properly brought before the Annual Meeting, the shares will be voted in accordance with the proxies’ judgment.
What is the quorum requirement for the Annual Meeting?
A quorum is the minimum number of shares required to be present or represented at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, virtually or represented by proxy, of a majority of the voting power of our stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum to transact business at the Annual Meeting. Abstentions, “WITHHOLD” votes, and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairman of the meeting may adjourn the meeting to another time or place.
How are broker non-votes and abstentions counted?
Under Delaware law, abstentions are counted as present and entitled to vote for purposes of determining whether a quorum is present. At the Annual Meeting, abstentions will have no effect on Proposal No. 1 (election of the nominees for Class III directors), Proposal No. 2 (ratification of the appointment of Deloitte), and Proposal No. 3 (advisory vote of the compensation of our named executive officers) and will have the same effect as a vote “AGAINST” Proposal No. 4 (approval of an amendment and restatement of our Restated Certificate of Incorporation). Proxies marked “WITHHOLD” with respect to Proposal No. 1 will have no effect.
Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. Under Delaware law, broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present. However, brokers have limited discretionary authority to vote shares that are beneficially owned. While a broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At the Annual Meeting, only Proposal No. 2 (ratification of the appointment of Deloitte) is considered a routine matter and brokers have discretionary authority to vote shares that are beneficially owned on Proposal No. 2. If a broker chooses not to vote shares “FOR” or “AGAINST” Proposal No. 2, it would have the same effect as an abstention. The other proposals presented at the Annual Meeting are non-routine matters. Broker non-votes are not deemed to be shares entitled to vote on and will have no effect on Proposal No. 1, Proposal No. 2, and Proposal No. 3 and will have the same effect as a vote “AGAINST” Proposal No. 4.
How many votes are needed for approval of each proposal?
Proposal No. 1: Election of Class III Directors. The election of the Class III directors requires a plurality of the voting power of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the election of the directors. This means that the nominees for Class III directors receiving the highest number of “FOR” votes will be elected as the Class III directors. You may vote (i) “FOR ALL,” (ii) “WITHHOLD ALL,” or (iii) “FOR ALL EXCEPT” one or more of the nominees you specify. Because the outcome of this proposal will be determined by a plurality vote, shares voted “WITHHOLD” will not prevent the director nominee from being elected as a director. Similarly, abstentions and broker non-votes will have no effect on the outcome of this proposal.
Proposal No. 2: Ratification of Appointment of Deloitte. The ratification of the appointment of Deloitte will be obtained if the number of votes “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.
Proposal No. 3: Advisory Vote on the Compensation of Our Named Executive Officers. The approval, on an advisory basis, of the compensation of our named executive officers will be obtained if the number of votes “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal. Proposal No. 3 is not binding on the Company or our Board.
Proposal No. 4: Approval of an Amendment and Restatement of Our Certificate of Incorporation. The approval of the proposed amendment and restatement of our Restated Certificate of Incorporation requires the affirmative vote of a majority of the voting power of all outstanding shares of our Class A common stock and Class B common stock entitled to vote at the Annual Meeting, voting together as a single class. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Broker non-votes and abstentions will have the same effect as a vote “AGAINST” Proposal No. 4.
Who will count the votes?
A representative of CT Hagberg LLC will tabulate the votes and act as inspector of elections.
What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank, or other nominee?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:
•Proposal No. 1: “FOR ALL” of the nominees for Class III directors named in this Proxy Statement;
•Proposal No. 2: “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for our fiscal year ending January 31, 2025;
•Proposal No. 3: “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers; and
•Proposal No. 4: “FOR” the approval of an amendment and restatement of our Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted pursuant to recent amendments to the DGCL.
In addition, if any other matters are properly brought before the Annual Meeting or any adjournments, rescheduling or postponements thereof, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.
Beneficial Owner of Shares Held in “Street Name”: Shares Registered in the Name of a Broker, Bank or Other Nominee. Brokers, banks and other nominees holding shares of common stock in “street name” for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole “routine” matter, Proposal No. 2 (ratification of the appointment of Deloitte). Absent direction from you, however, your broker, bank or other nominee will not have the discretion to vote on Proposal No. 1, Proposal No. 3, and Proposal No. 4.
How can I attend the Annual Meeting?
The Annual Meeting will be a virtual meeting held over the Internet. You will be able to attend the virtual Annual Meeting, vote your shares electronically and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/S2024 and entering the sixteen-digit control number located on your proxy card or Notice. The Annual Meeting live webcast will begin promptly at 9:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures. You will have the same rights and opportunities that would be afforded by an in-person meeting.
Beneficial Owner of Shares Held in “Street Name”: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you were a beneficial owner of shares that are held in “street name” at the close of business on the Record Date, you may not vote your shares electronically at the virtual Annual Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the virtual Annual Meeting even if you do not have a legal proxy. For admission to the virtual Annual Meeting, visit www.virtualshareholdermeeting.com/S2024 and enter the sixteen-digit control number located on your proxy card or Notice.
What if I have technical difficulties or trouble accessing the Annual Meeting?
If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (e.g., if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (e.g., if the technical difficulty is more prolonged). In any such situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/S2024.
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the login page. Technical support will be available starting at 8:45 a.m., Pacific Time, on Thursday, June 27, 2024 and will remain available until the Annual Meeting has ended.
We encourage you to log in prior to the start time of the Annual Meeting to allow reasonable time for log in procedures.
How are proxies solicited for the Annual Meeting and who is paying for such solicitation?
Our Board is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.
If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and, within four business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.

What does it mean if I receive more than one Notice or more than one set of printed materials?
If you receive more than one Notice or more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice or each set of printed materials, as applicable, to ensure that all of your shares are voted.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the Notice and, if applicable, the proxy materials and Annual Report, to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Broadridge by calling 1-866-540-7095 or writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717. This procedure reduces our printing and mailing costs and is better for the environment. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials and Annual Report, to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and Annual Report, you may contact us as follows:
SentinelOne, Inc.
Attention: Investor Relations
444 Castro Street, Suite 400
Mountain View, CA 91367
Tel: (855) 868-3733
Stockholders who hold shares in street name may contact their broker, bank or other nominee to request information about householding.
Is there a list of stockholders entitled to vote at the Annual Meeting?
The names of stockholders of record entitled to vote at the Annual Meeting will be available for review during regular business hours from our Corporate Secretary for ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting at our corporate headquarters located at 444 Castro Street, Suite 400, Mountain View, CA 94041. Please contact our Corporate Secretary a reasonable time in advance to make appropriate arrangements, but in no event less than 48 hours in advance of your desired visiting time.
When are stockholder proposals due for next year’s annual meeting?
Please see the section titled “Stockholder Proposal Deadlines for 2025 Annual Meeting of Stockholders” for more information regarding the deadlines for the submission of stockholder proposals for our 2025 annual meeting of stockholders.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Composition of Our Board
Our Board is currently comprised of seven members. Our Board consists of three classes of directors, each serving staggered three-year terms. Upon expiration of the term of a class of directors, directors in that class will be elected for a three-year term at the annual meeting of stockholders in the year in which that term expires. Each director’s term continues until the election and qualification of his or her successor, or his or her earlier death, resignation or removal.
The following table sets forth the names, ages, and certain other information for each of the directors with terms expiring at the Annual Meeting (including those who are also nominees for election as a director at the Annual Meeting) and for each of the continuing members of our Board. All information is as of April 15, 2024.

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Nominees for Director
Charlene T. Begley(1)	III	57	Director	2021	2024	2027
Aaron Hughes(1)	III	48	Director	2021	2024	2027
Mark S. Peek(1)(2)	III	66	Director	2021	2024	2027

Continuing Directors
Tomer Weingarten	I	41	Co-Founder, President, CEO and Chairman of our Board	2013	2025	—
Daniel Scheinman(2)(3)	I	61	Lead Independent Director	2019	2025	—
Teddie Wardi(2)	I	39	Director	2015	2025	—
Ana G. Pinczuk(3)	II	60	Director	2022	2026	—
(1) Member of Audit Committee.
(2) Member of Compensation Committee.
(3) Member of Nominating and Corporate Governance Committee.
Nominees for Director
Charlene T. Begley has served as a member of our Board since January 2021. Ms. Begley has served as an independent director and member of the audit committee of Nasdaq, Inc., a global technology and financial services company, since April 2014, and as chair of its nominating and ESG committees since June 2021. Since April 2017, she has served as an independent director and chairperson of the audit committee, and member of the nomination and ESG committee at Hilton Worldwide Holdings Inc., a multinational hospitality company. Earlier in her career, Ms. Begley served in various roles at the General Electric Company, or GE, a diversified infrastructure and financial services company, from June 1988 to December 2013. Ms. Begley served in a dual role as Senior Vice President and Chief Information Officer, as well as President and Chief Executive Officer of GE’s Home and Business Solutions Office, from January 2010 to December 2012. Previously, Ms. Begley served as President and Chief Executive Officer of GE’s Enterprise Solutions group from 2007 to 2009. In addition, Ms. Begley served as President and Chief Executive Officer of GE Plastics and GE Transportation and prior to that led GE’s Corporate Audit staff and served as Chief Financial Officer for GE Transportation and GE Plastics Europe and India. Ms. Begley served as a director at Red Hat, Inc., a software development company, from November 2014 to June 2019 and at WPP plc, a multinational communications, commerce and technology company, from December 2013 to June 2017. Ms. Begley holds a B.S. in Finance from the University of Vermont. We believe Ms. Begley is qualified to serve as a member of our Board because of her knowledge of technology and information security companies, her broad financial and audit expertise from prior roles at GE and service on the audit committees of several public companies, and her expertise and experience both in operational management roles and board leadership positions at large, public organizations.

Aaron Hughes has served as a member of our Board since May 2021. Since November 2020, Mr. Hughes has served as Senior Vice President and Chief Information Security Officer at Albertsons Companies, Inc., a grocery and drugstore company. From June 2017 to November 2020, Mr. Hughes served as Vice President for Information Security and Deputy Chief Information Security Officer at Capital One Financial Corporation, a financial services company. Prior to Capital One, Mr. Hughes served as Deputy Assistant Secretary of Defense for Cyber Policy at the United States Department of Defense from May 2015 to January 2017. From July 2008 to May 2015, Mr. Hughes served as Vice President at In-Q-Tel, Inc., a venture capital firm. Mr. Hughes holds a B.S. in Mechanical Engineering from the University of Virginia, a M.S. in Telecommunication and Computers from George Washington University, and an M.B.A. from the Stanford Graduate School of Business. We believe that Mr. Hughes is qualified to serve as a member of our Board because of his extensive leadership, business and policy experience in the technology and cybersecurity industries.
Mark S. Peek has served as a member of our Board since May 2021. Since February 2018, Mr. Peek has served as Executive Vice President, Managing Director of Workday Ventures, the strategic investment arm of Workday, Inc. (Workday), a provider of enterprise cloud applications for finance and human resources. From June 2015 to February 2018, Mr. Peek served as Co-President of Workday, and from June 2012 to April 2016, as Workday’s Chief Financial Officer. Prior to joining Workday, Mr. Peek served as President, Business Operations and Chief Financial Officer of VMware, Inc., a provider of business infrastructure virtualization solutions from April 2007 to January 2011. From March 2000 to April 2007, Mr. Peek served as Senior Vice President and Chief Accounting Officer at Amazon.com, Inc., a technology company. Prior to joining Amazon, Mr. Peek spent 19 years at Deloitte, a professional services firm, and as a partner for the last ten of those years. Mr. Peek serves on the Advisory Board of the Foster School of Business at the University of Washington. From December 2011 to June 2012, Mr. Peek served on the board of directors of Workday. Mr. Peek has served as a member of the board of directors of Trimble Inc., a software, hardware and services technology company, since May 2010. Mr. Peek received a B.S. in Accounting and International Finance from Minnesota State University. We believe that Mr. Peek is qualified to serve as a member of our Board because of his extensive leadership and business experience with technology companies.
Continuing Directors
Tomer Weingarten is our co-founder and has served as our Chief Executive Officer and a member of our Board since our inception in January 2013, as our President since November 2018, and as our Chairman of our Board since March 2021. Before our founding, Mr. Weingarten held various positions, including Vice President of Products, at Toluna Holdings Limited, a technology company that delivers real-time consumer insights, from May 2007 to December 2012, which he joined following the acquisition of Dpolls, a startup he had previously co-founded. Prior to that, Mr. Weingarten co-founded Carambola Media Ltd., a publisher focused platform that creates new ad revenue streams through engaging content formats, where he served as Chief Technology Officer from May 2011 to May 2012. Mr. Weingarten also previously served in various roles at Mckit Systems Ltd., a provider of information and knowledge management systems in Israel, from March 2005 to April 2007. Since March 2022, Mr. Weingarten has served as a board trustee for Palo Alto University. We believe Mr. Weingarten is qualified to serve as a member of our Board because of the historical knowledge, operational expertise, leadership, and continuity that he brings to our Board as our co-founder and Chief Executive Officer.
Daniel Scheinman has served as a member of our Board since September 2015. Since April 2011, Mr. Scheinman has been an angel investor. From September 1993 to April 2011, Mr. Scheinman served in various roles at Cisco Systems, Inc., a technology and networking company, most recently as Senior Vice President, Cisco Media Solutions Group, a media and entertainment technology company. He has served as a member of the boards of directors of Arista Networks, Inc., a cloud networking company, since October 2011, and of Zoom Video Communications Inc., a cloud-based video communication company, since January 2013, and currently serves on the boards of directors of several private companies. Mr. Scheinman holds a B.A. in Politics from Brandeis University and a J.D. from the Duke University School of Law. We believe that Mr. Scheinman is qualified to serve as a member of our Board because of his extensive leadership and business experience with technology companies, as well as his service on the boards of directors of other privately and publicly-held companies.
Teddie Wardi has served as a member of our Board since May 2019. Since October 2017, Mr. Wardi has served as a Managing Director at Insight Venture Management, L.L.C., a private investment firm. Prior to joining Insight, Mr. Wardi served as a Partner at Atomico (UK) Partners LLP, an international investment firm, from March 2016 to

October 2017. Previously, Mr. Wardi served as Vice President at Dawn Capital LLP, a private investment firm, from March 2014 to March 2016. Mr. Wardi co-founded Nervogrid Oy, a software provider acquired by ALSO Holding Ag, and served as Chief Technology Officer from March 2006 to August 2012. Mr. Wardi holds a B.S.c. Business Technology and Finance from Aalto University in Finland and an M.B.A. from Harvard Business School. We believe that Mr. Wardi is qualified to serve as a member of our Board because of his extensive leadership and business experience with the venture capital and technology industries.
Ana G. Pinczuk has served as a member of our Board since May 2022. From December 2022 to May 2024, Ms. Pinczuk served as the Chief Operating Officer of Dexterity Inc., a robotics company for logistics automation. Prior to that, she served as the Chief Transformation Officer from February 2019 to August 2019 and then as the Chief Development Officer for Anaplan, Inc., a business planning software company, from August 2019 to July 2022. She has also held positions as the President of Hewlett Packard Enterprise’s Pointnext technology services business, the Executive Vice President and Chief Product Officer of Veritas Technologies LLC, a data management company, and Senior Vice President and General Manager, Backup and Recovery for Symantec Corporation, a security software company, all in the period from 2015 to 2018. From 2000 until 2015, Ms. Pinczuk served in various executive positions with Cisco Systems, Inc., a technology and networking company, including most recently as Senior Vice President. Prior to joining Cisco, Ms. Pinczuk spent 15 years with AT&T, Inc., a telecommunications company, in positions of increasing responsibility. From June 2021 to February 2023, Ms. Pinczuk served on the board of directors and as a member of the compensation committee for Five9 Inc., a cloud-based call center software company. Ms. Pinczuk earned both undergraduate and graduate mechanical engineering degrees from Cornell University, an executive master’s degree in technology management from the University of Pennsylvania and a master’s degree in software management from Carnegie Mellon University. Since November 2016, Ms. Pinczuk has served on the board of directors for Aptiv PLC, an automotive technology company. We believe Ms. Pinczuk is qualified to serve as a member of our Board because of her extensive leadership and business experience within the technology industry.
Director Independence
Our Class A common stock is listed on the New York Stock Exchange (“NYSE”). Under the listing standards of NYSE, independent directors must compromise a majority of a listed company’s board of directors. The NYSE listing standards also require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the listing standards of NYSE, a director will only qualify as an “independent director” if, in the opinion of that listed company’s board of directors, that director has no material relationship with the listed company (either directly as a partner, stockholder or officer of an organization that has a relationship with the company) and such director does not have specified relationships with the company.
In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the listing standards of NYSE.
Our Board has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board determined that Charlene T. Begley, Aaron Hughes, Mark S. Peek, Daniel Scheinman, Ana G. Pinczuk, and Teddie Wardi are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of NYSE. In making these determinations, our Board reviewed and discussed information provided by the directors and by us with regard to each director’s background, business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our common stock by each outside director and the transactions involving them described in the section titled “Related Person Transactions.”

In evaluating the independence of Mr. Peek, our Board considered that Mr. Peek serves as Executive Vice President, Managing Director of Workday Ventures, the strategic investment arm of Workday, which is both a customer and a vendor of the Company. Arms-length sales to and purchases from Workday were significantly less than 2% of Workday’s gross revenue in any of the last three fiscal years and were made in the ordinary course of business. Similarly, in evaluating the independence of Mr. Hughes, our Board considered that Mr. Hughes serves as Senior Vice President and Chief Information Security Officer of Albertsons Companies, Inc. (“Albertsons”), a grocery and drugstore company, which is a customer of the Company. Arms-length sales to and purchases from Albertsons were significantly less than 2% of Albertsons’ gross revenue in any of the last three fiscal years and were made in the ordinary course of business.
There are no family relationships among any of our directors or executive officers.
Board of Directors and Committee Self-Evaluations
We conduct an annual self-evaluation process for our Board and its committees. As part of this process, our outside counsel either conducts an interview with each member of our Board or requests completion of a written questionnaire by each member of our Board to review their assessment of the performance of our Board and its committees, their own performance, and the performance of fellow members of our Board. Results from such assessment are aggregated and shared and discussed with our lead independent director and by our Nominating and Corporate Governance Committee and our Board.
Our Board evaluation process is used:
•by our Board and Nominating and Corporate Governance Committee to assess the current composition of our Board and its committees and make recommendations for the qualifications, expertise, and characteristics we should seek in identifying potential new directors;
•by our Board and Nominating and Corporate Governance Committee to identify the strengths and areas of opportunity of each member of our Board and to provide insight into how each member of our Board can be most valuable;
•to improve agenda topics of our Board and its committees so that information they receive enables them to effectively address the issues they consider most critical; and
•by our Nominating and Corporate Governance Committee as part of its annual review of each director’s performance when considering whether to nominate the director for re-election to our Board.
Board Leadership Structure
Our Nominating and Corporate Governance Committee periodically considers the leadership structure of our Board and makes such recommendations to our Board as our Nominating and Corporate Governance Committee deems appropriate. Our Board believes it is important to have flexibility in selecting the chairperson of our Board and our Board leadership structure. Accordingly, our Corporate Governance Guidelines, which are available on the “Investor Relations” section of our website, which is located at https://investors.sentinelone.com, by clicking “Governance Documents” in the “Governance” section of our website, allow for the positions of chairperson and CEO to be held by the same person. In making leadership structure determinations, our Board considers many factors, including the specific needs of the business and what is in the best interests of our stockholders.
Our Board believes that it is currently in the best interest of the Company and its stockholders for Mr. Weingarten to serve in both roles. While our independent directors bring experience, oversight, and expertise from outside of the Company, Mr. Weingarten brings current company-specific experience and insight developed from co-founding and leading the Company since its inception. Our Board believes that Mr. Weingarten’s strategic vision for our business, his in-depth knowledge of our platform and operations and the cybersecurity industry, and his experience as our CEO since our inception in 2013 make him well qualified to serve as both our Chairman and CEO.
Our Corporate Governance Guidelines provide that one of our independent directors will serve as our lead independent director when the chairperson of our Board and the CEO are the same person. Our Board has appointed Daniel Scheinman to serve as our lead independent director, who has served in this role since our IPO in 2021. Our Board believes that Mr. Scheinman is well qualified to serve as lead independent director given his industry experience, extensive investment experience within the technology industry, his extensive experience with our company as an early investor, and his leadership during his tenure as a member of our Board. Our Board annually reevaluates such appointment and following such evaluations, our Board re-appointed Mr. Scheinman as our lead independent director in March of 2024. As part of his duties as lead independent director, Mr. Scheinman makes himself available for communications with stockholders and other stakeholders, if appropriate. Any changes to the leadership structure of our Board, if made will be promptly disclosed on the “Investor Relations” section of our website, which is located at https://investors.sentinelone.com, and disclosed in the appropriate proxy materials. Our Board, in its sole discretion, may seek input from our stockholders on the leadership structure of our Board. Our Corporate Governance Guidelines enumerate specific responsibilities for our lead independent director as follows:
•calling separate meetings of the independent directors;
•facilitating discussion and open dialogue among the independent directors during meetings of our Board, executive sessions and outside of meetings of our Board;
•serving as the principal liaison between the chairperson and the independent directors;
•communicating to the chairperson and management, as appropriate, any decisions reached, suggestions, views or concerns expressed by the independent directors in executive sessions or outside of meetings of our Board;
•providing the chairperson with feedback and counsel concerning the chairperson’s interactions with our Board;
•coordinating with the chairperson to set the agenda for meetings of our Board, taking into account input from other independent directors;
•providing the chairperson and management with feedback on meeting schedules and the appropriateness, including the quality and quantity, and timeliness of information provided to our Board;
•recommending the retention of advisors and consultants who report directly to our Board when appropriate;
•providing leadership to our Board if circumstances arise in which the role of the chairperson may be, or may be perceived to be, in conflict;
•if appropriate, and in coordination with management, being available for consultation and direct communication with major stockholders; and
•performing such other functions and responsibilities as requested by our Board from time to time.
Additionally, Mr. Scheinman, along with other members of our Board, is responsible for discharging our Board’s risk oversight responsibility (as further described below) and reviews and provides feedback on risk management to the management team, including Mr. Weingarten, as well as feedback on the design and structure of our Board.
Our Board believes that the responsibilities assigned to Mr. Scheinman as our lead independent director helps ensure a dedicated, independent, and active Board and, moreover, that the leadership structure of Mr. Scheinman serving as our lead independent director and Mr. Weingarten’s combined role of Chairman and CEO creates an appropriate balance in SentinelOne’s leadership, enabling strong leadership while effectively maintaining our Board’s independence and oversight of management. In particular, this structure capitalizes on the expertise and experience of Messrs. Weingarten and Scheinman, as it permits Mr. Weingarten to serve as a bridge between our Board and management, helping both to act with a common purpose and providing critical leadership for carrying out our strategy and confronting challenges, while Mr. Scheinman ensures independence of our Board from management and as lead independent director can call and chair meetings of the independent directors separate and apart from the chairman. Our Board also believes that there may be other advantages to having a lead independent director for matters such as communications and relations between our Board, the CEO and the other members of our senior management, and in assisting our Board in reaching consensus on particular strategies and policies. Mr. Scheinman, as the only management director, does not participate in sessions of non-management directors, and non-management directors meet regularly in executive session without management.
Role of Board in Risk Oversight Process
Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the Company faces. Our Board as a whole has responsibility for overseeing our risk management process, although the committees of our Board oversee and review risk areas that are particularly relevant to them. Our Board reviews strategic and operational risk in the context of discussions, question and answer sessions, and reports from the management team at each regular Board meeting, receives reports on all significant committee activities at each regular Board meeting, and evaluates the risks inherent in significant transactions. Our Audit Committee assists our Board in fulfilling its oversight responsibilities with respect to oversight of risk assessment and risk management generally, and specifically in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, cyber risk, and also, among other things, discusses guidelines with management and the independent auditor. Our Nominating and Corporate Governance Committee assists our Board in fulfilling its oversight responsibilities with respect to risks relating to our corporate governance practices, the independence of our Board and potential conflicts of interest, as well as our policies and practices with regard to environmental, social and governance matters. Our Compensation Committee assesses risks relating to our executive compensation plans and arrangements, and whether our compensation policies and programs have the potential to encourage excessive risk taking.
Our Board believes its current leadership structure supports the risk oversight function of our Board. In particular, our Board believes that our lead independent director and our majority of independent directors provide a well-functioning and effective balance to the members of executive management on our Board. Our Board and its committees regularly communicate with members of management and consult with outside advisors regarding existing risks or in the event a new risk emerges. Further, our Board and Nominating and Corporate Governance Committee review and discuss with management matters related to human capital management, including our commitments and progress on inclusion and diversity, employee engagement, business conduct and compliance, and executive succession planning.
Management Succession Planning
Our Board has delegated primary oversight responsibility for succession planning for our senior management positions, including our CEO, to the Nominating and Governance Committee. Our Nominating and Governance Committee works closely with our CEO and Chief People Officer to identify, evaluate, and select potential successors for our CEO’s direct reports. Our Nominating and Governance Committee and Board continues to regularly evaluate its succession planning to ensure that we are well-positioned to continue to execute on our corporate strategy.
Oversight of Corporate Strategy
Our Board actively oversees management’s establishment and execution of corporate strategy, including major business and organizational initiatives, annual budget and long-term strategic plans, capital allocation priorities, potential corporate development opportunities, and risk management. At its regularly scheduled meetings and throughout the year, our Board receives information and formal updates from our management and actively engages with the senior leadership team with respect to our corporate strategy. Our Board’s diverse skill set and experience enhances our Board’s ability to support management in the execution and evaluation of our corporate strategy. The independent members of our Board also hold regularly scheduled executive sessions at which strategy is discussed.
Cybersecurity Risk Oversight
Our Board has oversight responsibility for our overall enterprise risk management, and cybersecurity risk management in particular is regularly reviewed and overseen by our Audit Committee. The Audit Committee provides oversight and reviews management policies, processes, and procedures designed to identify, monitor, evaluate, and respond to cybersecurity risks to which the company is exposed. Management regularly reports to the Audit Committee regarding its process and procedures to mitigate or remediate cybersecurity risks, threats and incidents, along with monitoring activities of the cybersecurity team.
Management is responsible for day-to-day risk management activities, including identifying and assessing cybersecurity risks, establishing processes to ensure that potential cybersecurity risk exposures are monitored, implementing appropriate mitigation or remediation measures, and maintaining cybersecurity programs. Our cybersecurity programs are under the direction of our Chief Information Officer, who is a member of our executive management team and closely coordinates as needed with other senior management personnel including the Deputy

Chief Information Security Officer, the Chief Product and Technology Officer and the Chief Legal Officer, who collectively possess significant experience in evaluating, managing and mitigating security and other risks, including cybersecurity risks. For more information on our cybersecurity policies and procedures, please see the section titled “Item 1C. Cybersecurity” on our Annual Report on Form 10-K for fiscal 2024.
Board Meetings and Committees
During fiscal 2024, our Board had a total of seven meetings (including regularly scheduled and special meetings). All directors then serving, attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served. We do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders, but we strongly encourage our directors to attend.
Our Board has established a standing Audit Committee, a standing Compensation Committee, and a standing Nominating and Corporate Governance Committee. Each of the committees has the composition and the responsibilities described below.
Each of these committees has a written charter approved by our Board. Copies of the charters for each committee are available, without charge, upon request in writing to SentinelOne, Inc., 444 Castro Street, Suite 400, Mountain View, California 94041 Attn: Corporate Secretary, or the “Investor Relations” section of our website, which is located at https://investors.sentinelone.com, by clicking “Governance Documents” in the “Governance” section of our website.
Audit Committee
Our Audit Committee is composed of Charlene T. Begley, Aaron Hughes and Mark S. Peek. Ms. Begley is the chair of our Audit Committee. The members of our Audit Committee meet the independence requirements under NYSE and SEC rules. Each member of our Audit Committee is financially literate. In addition, our Board has determined that each of Ms. Begley and Mr. Peek is an “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”). This designation does not, however, impose on her or him any supplemental duties, obligations or liabilities beyond those that are generally applicable to the other members of our Audit Committee and Board. Our Audit Committee’s principal functions are to assist our Board in its oversight of:
•selecting a firm to serve as our independent registered public accounting firm to audit our financial statements;
•ensuring the independence of the independent registered public accounting firm, reviewing the qualifications and performance of the independent registered public accounting firm, and overseeing the rotation of the independent registered public accounting firm’s audit partners;
•discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;
•establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
•considering the adequacy of our internal controls and the design, implementation, and performance of our internal audit function;
•risk assessment and management;
•our compliance with legal and regulatory requirements;
•reviewing related party transactions that are material or otherwise implicate disclosure requirements; and
•approving, or as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.
During fiscal 2024, our Audit Committee had a total of five meetings (including regularly scheduled and special meetings).

Compensation Committee
Our Compensation Committee is comprised of Mark S. Peek, Daniel Scheinman, and Teddie Wardi. Mr. Peek is the chair of our Compensation Committee. The members of our Compensation Committee meet the independence requirements under NYSE and SEC rules. All the members of our Compensation Committee are also “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. Our Compensation Committee is responsible for, among other things:
•evaluating, recommending to our Board, approving and reviewing our executive officer and director compensation arrangements, plans, policies, and programs;
•reviewing and recommending to our Board the form and amount of our compensation of our non-employee directors;
•reviewing, at least annually, the goals and objectives to be considered in determining the compensation of our CEO and other executive officers;
•reviewing with our management our organization and people activities;
•administering and interpreting our cash and equity incentive compensation plans;
•reviewing and approving, or making recommendations to our Board with respect to, our cash and equity incentive compensation plans;
•reviewing and recommending to our Board policies regarding recovery of incentive-based compensation; and
•establishing our overall compensation philosophy.
During fiscal 2024, our Compensation Committee had a total of seven meetings (including regularly scheduled and special meetings).
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is composed of Daniel Scheinman and Ana G. Pinczuk. Mr. Scheinman is the chair of our Nominating and Corporate Governance Committee. The members of our Nominating and Corporate Governance Committee meet the independence requirements under NYSE and SEC rules. Our Nominating and Corporate Governance Committee’s principal functions include:
•identifying, considering, and recommending candidates for membership on our Board, and recommending to our Board the desired qualifications, expertise, and characteristics of members of our Board;
•developing and recommending our corporate governance guidelines and policies;
•periodically consider and make recommendations to our Board regarding the size, structure and composition of our Board and its committees
•reviewing and recommending to our Board any changes to our corporate governance guidelines;
•reviewing any corporate governance related matters required by the federal securities laws;
•reviewing proposed waivers of the code of conduct for directors and executive officers;
•assisting our Board in overseeing our programs related to corporate responsibility and sustainability;
•overseeing the process of evaluating the performance of our Board and its committees; and
•advising our Board on corporate governance matters.
During fiscal 2024, our Nominating and Corporate Governance Committee had a total of four meetings (including regularly scheduled and special meetings).
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee was at any time during fiscal 2024, or at any other time, an officer or employee of the Company or any of its subsidiaries. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or our Compensation Committee. Please see the section titled “Related Party Transactions.”

Considerations in Evaluating Director Nominees; Diversity
In its evaluation of director candidates, including the members of our Board eligible for re-election, our Nominating and Corporate Governance Committee considers the current size, structure, and composition of our Board, the needs of our Board and its committees, and the desired Board qualifications, expertise and characteristics, including such factors as judgment, business acumen, and diversity. While we do not have a formal policy with respect to diversity, our Nominating and Corporate Governance Committee may consider such factors as differences in professional background, education, race, ethnicity, gender, age, geography, and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our Board. Our Board is committed to seeking out highly qualified women and individuals from minority groups and diverse backgrounds. Our Nominating and Corporate Governance Committee has engaged an executive search firm to assist in identifying and recruiting potential candidates for membership on our Board.
Our Nominating and Corporate Governance Committee evaluates each individual in the context of the membership of our Board as a group, with the objective of having a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of background and experience in the various areas. Each director should be an individual of high character and integrity. Our Board annually evaluates the performance of our Board and its committees. Our Nominating and Corporate Governance Committee reviews self-assessment questionnaires to evaluate the performance of individual members. In determining whether to recommend a director for re-election, our Nominating and Corporate Governance Committee also considers the director’s past attendance at meetings, participation in and contributions to the activities of our Board and the Company, and other qualifications and characteristics determined by our Board. Each director must ensure that other existing and anticipated future commitments do not materially interfere with his or her service as a director.
After completing their review and evaluation of director candidates, in accordance with the rules of NYSE, our Nominating and Corporate Governance Committee will recommend a director nominee for selection by our Board. Our Board has the final authority in determining the selection of director candidates for nomination to our Board.
The following table provides a diversity matrix of our directors and director nominees:

Total Number of Directors: 7 directors
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender Identity
Directors................................................................................................	2	3	—	2
Demographic Background
Black/African American.......................................................	—	1	—	—
Hispanic.................................................................................................	1	—	—	—
White........................................................................................................	1	2	—	—
Did Not Disclose Demographic Background	2
Stockholder Recommendations for Nominations to Our Board
A stockholder that wants to recommend a candidate for election to our Board should direct the recommendation in writing by letter to the Company, attention of our Chief Legal Officer at SentinelOne, Inc., 444 Castro Street, Suite 400, Mountain View, CA 94041. We do not have a formal policy regarding the consideration of director candidates recommended by stockholders, but subject to the foregoing, our independent directors will consider candidates recommended by stockholders in the same manner as candidates recommended from other sources. The Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend to our Board for nomination as directors. Our Board has the final authority in determining the selection of director candidates for nomination to our Board. A stockholder that wants to nominate a person directly for election to our Board at an annual meeting of the stockholders must meet the deadlines and other requirements set forth in our amended and restated bylaws and the rules and regulations of the SEC. Any nomination should be sent in writing to SentinelOne, Inc., 444 Castro Street, Suite 400, Mountain View, CA 94041, Attention: Corporate Secretary. Please

see the section titled “Stockholder Proposal Deadlines for 2025 Annual Meeting of Stockholders” for more information.
Communications with Directors
In cases where stockholders or other interested parties wish to communicate directly with our Board, non-management members of our Board as a group, a committee of our Board, or a specific member of our Board (including our chairman or lead independent director), messages can be sent to our Corporate Secretary at corporate@sentinelone.com. We will initially receive and process communications before forwarding them to the addressee. All communications are reviewed by the Corporate Secretary and provided to the members of our Board as appropriate. We generally will not forward to the directors a communication that we determine to be primarily commercial, abusive, or threatening in nature or otherwise related to an improper or irrelevant topic, or that requests general information about the Company, our products or our services.
This procedure does not apply to stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, which are discussed further in the section titled “Stockholder Proposal Deadlines for 2025 Annual Meeting of Stockholders.”
Board of Directors Attendance at Our Annual Meeting of Stockholders
Our policy is to invite and encourage each member of our Board to be present at our annual meetings of stockholders. All Board members then serving were present at our 2023 annual meeting of stockholders.
Code of Business Conduct and Ethics
Our Board has adopted a written code of business conduct and ethics that applies to all of our employees, officers and directors. The full text of our Code of Business Conduct and Ethics is available on the “Investor Relations” section of our website, which is located at https://investors.sentinelone.com, by clicking “Governance Documents” in the “Governance” section of our website. We intend to disclose any amendments to our Code of Business Conduct and Ethics, or waivers of its requirements, on our website or in filings under the Exchange Act.

CORPORATE RESPONSIBILITY AND SUSTAINABILITY
We recognize the importance of a thoughtful approach to corporate citizenship, and our Nominating and Corporate Governance Committee is responsible for overseeing our programs relating to corporate responsibility and sustainability, including environmental, social, and corporate governance matters. As we continue to develop our strategies and practices in these areas, we are also committed to growing our programs to best meet the needs of the stakeholders we serve. We refer to our employees as “Sentinels”. Our current programs include:
•Community Involvement. We drive social good through our commitment to responsible corporate citizenship across the communities where we operate.
◦S Foundation: Aligning with our three pillars, (i) Empowering the Next Generation, (ii) Building an Equitable Future, and (iii) Protecting the Environment, the S Foundation is committed to supporting nonprofits where we live and work. Established in 2022, the S Foundation has donated globally and regionally to causes aligned to the pillars and also established grants coupled with employee contributions towards international crises.
◦Cybersafe University: As part of our annual CyberSafe University program, Sentinels visited schools to share tips on Internet safety with kids in grades K-12. For the older students, we also include information on how to pursue a career in cybersecurity, what to major in and leading university programs around the globe. We launch the content in October to celebrate Cybersecurity Awareness Month, and Sentinels leverage throughout the year in their communities. This massive volunteer effort kicked off in 2022 with a reach of over 40 schools and 8,000 students in 6 languages throughout the world. The current effort includes translation into 10 languages to further expand our reach.
◦S1 Cares: In August and September 2023, Sentinels came together to complete large volunteer projects followed by a group social event. Designed for Sentinels who work remotely and want to give back to the community, the program engaged 300 Sentinels in over 30 cities. Philanthropic projects included community park and beach clean up, school volunteerism, assistance at local food banks, as well as other community engagements.
◦OneCon: We welcomed six college seniors who are collegiate chapter leaders of Women in Cybersecurity, a non-profit organization dedicated to the recruitment, retention and advancement of women in the cybersecurity field (WiCyS), and members of Raices Cyber, a LatinX based non-profit organization dedicated to the advancement its members in cyber security and technology, to our inaugural customer conference, OneCon. The students enjoyed a one-of-a-kind learning experience enjoying keynotes, breakout sessions and social events, alongside 450 customers and partners. Our Talent Acquisition team met with these students for weeks leading up to the event, preparing them to meet with potential employers with resume guidance, LinkedIn support and advice on networking conversation.
◦One Day: Our One Day program provides each Sentinel with eight hours of paid time off annually to volunteer with a cause of their choice.
•Environmental Responsibility. We recognize the importance of global environmental factors like climate change, resource scarcity, and clean energy for our planet's future. We are dedicated to playing our part in minimizing the environmental footprint of our solutions, operations, and broader value chain. Our sustainability initiatives include reducing air travel, supporting remote and hybrid work, and encouraging teleconferencing. We are implementing programs and analytic tools to track and measure our environmental impact such as GHG emissions, which will support our goal of minimizing our climate footprint.
•Diversity, Equity, and Inclusion. At SentinelOne, we cultivate and foster an inclusive workplace for all Sentinels through key initiatives and programs including:
◦Strategic partnership, including an apprenticeship program, with WiCys;
◦A focus on amplifying the power of communities through launch of our Inclusion Networks including Women's Inclusion Network, WIN@sentinelone; Black Inclusion Network,

BLK@sentinelone; Latino Inclusion Network, Latinos@sentinelone; Pan-Asian Network, Pan-Asian@SentinelOne; Pride Inclusion Network, Out@sentinelone; and Veteran’s Inclusion Network, Served@sentinelone;
◦University recruiting for internships targeting underrepresented talent;
◦Monthly internal celebrations including Black History Month, Women’s History Month, Asian American and Pacific Islander Heritage Month, Pride Month, and Hispanic Heritage Month; and
◦Inclusive recruitment and hiring practices to source diverse talent.
In 2023, we were named to several Fortune Best lists, including Best Medium Workplaces, Best Workplaces in Technology, Best Workplaces for Millennials, and Best Workplaces in the Bay Area. Additionally, we were named as a Best Workplace by Great Place to Work in the United Kingdom. We also received an award for UK’s Best Workplaces for Women for small organizations and UK’s Best Workplaces in Technology. We also achieved Great Place to Work certification in the US, UK, France, India Netherlands, Australia, Canada, Slovakia, Germany, Italy, UAE, Poland, Spain, Czechia, and Singapore.
We received an award for Best Workplaces in France for companies under 50 employees and for Best Workplaces in Technology in France.
Additionally, we were also recognized in Israel by Dun’s 100, Workplace of choice for Mothers, and by Battery Ventures as the #1 public cloud- computing companies to work for in 2023.
Lastly, RippleMatch recognized our early career program in 2023 with their Campus Forward Award.
•Compliance with Laws. We are committed to complying with laws that are applicable to us in jurisdictions where we do business, including employment, human rights, and environmental laws and regulations.
•Retention and Talent Development. We believe that motivating and retaining talent at all levels is vital to our success. Our compensation and benefits program is intended to anticipate and meet the needs of our employees. In addition to base salary, these programs, which vary by country and region, include annual bonus or commission plans (depending on an employee’s role), stock awards, an employee stock purchase plan, a 401(k) plan, including a 401(k) match in the United States, healthcare and insurance benefits, health savings and flexible spending accounts, a personal time off policy including unlimited vacation in the United States, wellness reimbursement, and more. We have increased our investment in training and development and have deployed a global learning strategy with monthly virtual, instructor-led workshops as well as enabling our employees to access over 16,000 digital courses via a learning library focused on technical and soft skill areas.

COMPENSATION OF NON-EMPLOYEE DIRECTORS
Outside Director Compensation Policy
Our Board has adopted a Non-Employee Director Compensation Program (“Outside Director Compensation Policy”), which was most recently amended in March 2024. Members of our Board who are not employees are eligible for compensation under our Outside Director Compensation Policy. Accordingly, Mr. Weingarten, an executive officer, is not eligible for awards under our Outside Director Compensation Policy.
Our Outside Director Compensation Policy was developed in consultation with Aon’s Human Capital Solutions Practice, a division of Aon plc, our Compensation Committee’s independent compensation consulting firm (“Aon”). Aon provided recommendations and competitive non-employee director compensation data and analyses. Our Board considered and discussed these recommendations and data, and considered the specific duties and committee responsibilities of particular directors. Our Board believes our Outside Director Compensation Policy provides our non-employee directors with reasonable and appropriate compensation that is commensurate with the services they provide and competitive with compensation paid by our peer group companies to their non-employee directors.
Our Compensation Committee periodically reviews the type and form of compensation paid to our non-employee directors, which includes a market assessment and analysis by Aon. As part of this analysis, Aon reviews non-employee director compensation trends and data from companies comprising the same executive compensation peer group used by the Compensation Committee in connection with its review of executive compensation.
Under our Outside Director Compensation Policy as in effect for fiscal 2024, non-employee directors received compensation in the form of equity and cash, as described below:
Cash Compensation
During fiscal 2024, each non-employee director was eligible to receive the following annual cash retainers for certain board and/or committee service according to our Outside Director Compensation Policy:

Board/Committee	Cash Retainer
Lead Independent Director (in addition to Board fee)	$20,000
Board	$50,000
	Chair	Member
Audit Committee	$20,000	$10,000
Compensation Committee	$12,000	$6,000
Nominating and Corporate Governance Committee	$12,000	$6,000
All cash payments to non-employee directors are paid quarterly in arrears on a prorated basis, on the 15th of each of September, December, March, and June, so long as the non-employee director continues to provide services in the applicable capacity to the Company through each such date. Alternatively, each of our non-employee directors may elect to receive his or her cash fees in the form of deferred share units, pursuant to a prior written election. The RSUs granted as deferred share units will vest in equal quarterly installments so long as the non-employee director provides continuous service to the Company through each vesting date, with the final installment vesting on the earliest of (i) the date of the next annual meeting of our stockholders, (ii) the date immediately prior to the next annual meeting of our stockholders if the non-employee director’s service as a director ends at such meeting due to his or her failure to be re-elected or his or her not standing for re-election, and (iii) the originally scheduled vesting date of such installment.
The RSUs granted as deferred share units will settle on the earliest to occur of (i) the 5th anniversary of the grant date, (ii) the non-employee director’s separation from service from the Company, (iii) the non-employee director’s disability, (iv) the non-employee director’s death, and (v) a corporate transaction.
The annual fees, regardless of the form of payment, will become payable in full immediately prior to a corporate transaction.

Equity Compensation
Non-employee directors are eligible to receive all types of equity awards (except incentive stock options) under our 2021 Equity Incentive Plan (“2021 Plan”) (or the applicable equity plan in place at the time of grant) including discretionary awards not covered under our Outside Director Compensation Policy. All grants of awards under our Outside Director Compensation Policy will be automatic and non-discretionary.
Initial Award. Each non-employee director who did not receive a stock option award in respect of his or her appointment to our Board between April 1, 2021, and the date of our IPO, and each new director, is eligible to receive an initial equity award in the form of stock options or RSUs, as determined by our Board, with an aggregate value of $400,000 (the “Initial Award”). The Initial Award will vest quarterly with respect to 1/12th of the total number of RSUs or stock options, as applicable, subject to the award, so long as the non-employee director provides continuous service to the Company through each vesting date. The Initial Award is subject to full vesting acceleration immediately prior to a corporate transaction.
Annual Award. On the date of our annual meeting of our stockholders, each non-employee director automatically is granted an equity award in the form of stock options or RSUs, as determined by our Board, with an aggregate grant date value equal to $225,000 (prorated based on months of service) (the “Annual Award”) subject to such individual continuing to be an outside director. Subject to the terms of the our Outside Director Compensation Policy, each Annual Award will fully vest on the earliest to occur of (i) the date of the next annual meeting of our stockholders (or the day immediately prior if the non-employee director’s service as a director ends at such meeting due to his or her failure to be re-elected or his or her not standing for re-election), (ii) the first anniversary of the grant date, (iii) the non-employee director’s death, (iv) the non-employee director’s disability, or (v) a corporate transaction, in each case subject to the non-employee director’s continuous service through such date.
The number of RSUs or stock options, as applicable, granted as deferred share units or subject to the Initial Award or the Annual Award will be calculated: (i) for RSUs, by dividing the dollar amount of the deferred share units, Initial Award or the Annual Award, as applicable, by the trailing 30-calendar day average of the closing price of our Class A common stock on the NYSE up to and including the grant date, rounding down to the nearest whole share, or (ii) for stock options, based on a grant date fair value of Initial Award or the Annual Reward, determined using the Black-Scholes value and the trailing 30-calendar day average of the closing price of our Class A common stock on the NYSE up to and including the grant date, rounding down to the nearest whole share. Prior to the amendment to our Outside Director Compensation Policy in March 2024, the calculation methodologies set forth above were each based on the trailing 30-calendar day average for the period ending on the day immediately prior to the grant date.

Non-Employee Outside Director Compensation Table
The following table provides information regarding compensation of our non-employee directors for service as directors, for fiscal 2024. In fiscal 2024, Teddie Wardi (an outside director affiliated with Insight) did not receive any compensation for his service as a director. Each outside director’s reasonable, customary and properly documented travel expenses to attend Board meetings is reimbursed by the Company.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Charlene T. Begley(3)	$70,000	$210,789	$280,789
Aaron Hughes(4)	$60,000	$210,789	$270,789
Mark S. Peek(5)	$75,000	$210,789	$285,789
Ana G. Pinczuk(6)	$56,000	$210,789	$266,789
Daniel Scheinman(7)	$88,000	$210,789	$298,789
Jeffrey W. Yabuki(8)	$—	$—	$—
(1) Unless a director elected to receive payment in RSUs granted as deferred share units in lieu of cash pursuant to our Non-Employee Director Compensation Program, the amount shown reflects the annual cash retainer for such director’s service as a member of our Board and, if applicable, chair of our Audit Committee, Compensation Committee, or Nominating and Corporate Governance Committee, or membership on our Audit Committee, Compensation Committee, or Nominating and Corporate Governance Committee, in each case prorated as applicable based on term of service. Messrs. Peek and Hughes and Mses. Begley and Pinczuk each elected RSUs in lieu of cash and were awarded (i) 4,539, (ii) 3,782, (iii) 4,413 and (iv) 3,530 RSUs, respectively. Mr. Yabuki elected RSUs in lieu of cash, but as a result of his resignation, he did not receive a grant in fiscal 2024.
(2) Includes any initial award and annual award, as applicable. The amounts reported in this column represents the grant date fair value of the RSUs granted to our non-employee directors under our 2021 Plan, during fiscal 2024 as computed in accordance with FASB Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC 718”). Note that the amounts reported in these columns reflect the accounting cost for these RSUs and do not correspond to the actual economic value that may be received by our non-employee directors from the RSUs.
(3) As of January 31, 2024, Ms. Begley held RSUs settleable for 16,392 shares of our Class A common stock and stock options to purchase a total of 33,000 shares of our Class B common stock, of which 25,437 shares were vested.
(4) As of January 31, 2024, Mr. Hughes held RSUs settleable for 16,076 shares of our Class A common stock and stock options to purchase a total of 40,000 shares of our Class B common stock, of which 35,555 shares were vested.
(5) As of January 31, 2024, Mr. Peek held RSUs settleable for 16,455 shares of our Class A common stock and stock options to purchase a total of 40,000 shares of our Class B common stock of which 35,555 shares were vested.
(6) As of January 31, 2024, Ms. Pinczuk held RSUs settleable for 23,627 shares of our Class A common stock.
(7) As of January 31, 2024, Mr. Scheinman held RSUs settleable for 14,942 shares of our Class A common stock.
(8) Mr. Yabuki resigned from our board of directors as of April 24, 2023. As a result of his resignation, he did not receive a grant in fiscal 2024.

Stock Ownership Guidelines for Non-Employee Directors
In March 2024, our Board established Stock Ownership Guidelines for the members of our Board. Our Stock Ownership Guidelines provide that the members of our Board should generally own common shares equal in value to five times the basic annual cash retainer paid to our non-employee directors (excluding any additional fees payable for committee service or similar). Compliance with our Stock Ownership Guidelines is required within five years of its adoption or when an individual becomes subject to the guidelines. If a covered person has not met the stock ownership requirement by the applicable compliance deadline, then such person will be required to retain at least 50% of the total number of shares acquired by such person following the grant, exercise, or settlement of any equity award, as applicable. As of March 2024, all persons covered by our Stock Ownership Guidelines have either met the applicable stock ownership requirement or were on track to comply with our Stock Ownership Guidelines by the compliance deadline.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board is currently comprised of seven directors and is divided into three staggered classes of directors. At the Annual Meeting, three Class III directors will be elected to our Board by the holders of our common stock to succeed the same class whose term is then expiring. The directors’ term continues until the expiration of the term for which such directors were elected and until such directors’ successors are elected and qualified or until such directors’ earlier death, resignation or removal.
Nominees for Director
Our Nominating and Corporate Governance Committee has recommended the director nominees for selection by our Board, and our Board has nominated, Messrs. Peek and Hughes and Ms. Begley for re-election as Class III directors at the Annual Meeting. If elected, Messrs. Peek and Hughes and Ms. Begley will serve as Class III director until the 2027 annual meeting of stockholders and until his or her respective successor is duly elected and qualified or until his or her earlier death, resignation or removal. For more information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”
Messrs. Peek and Hughes and Ms. Begley have agreed to serve as directors if elected. In the event a nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee who may be proposed by our Nominating and Corporate Governance Committee and designated by the present Board to fill the vacancy.
Required Vote
The Class III directors will be elected by a plurality of the voting power of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. In other words, the three nominees receiving the highest number of “FOR” votes will be elected as Class III directors. You may vote (i) “FOR ALL,” (ii) “WITHHOLD ALL,” or (iii) “FOR ALL EXCEPT” one or more of the nominees you specify. Shares represented by executed proxies will be voted, if authority to do so is not expressly withheld, for the election of Messrs. Peek and Hughes and Ms. Begley. Abstentions, “WITHHOLD” votes, and broker non-votes will have no effect on the outcome of this proposal.
Board Recommendation
Our Board recommends a vote “FOR ALL” the election to our Board of Messrs. Peek and Hughes and Ms. Begley as Class III directors.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed Deloitte as our independent registered public accounting firm for the year ending January 31, 2025. During fiscal 2024, Deloitte served as our independent registered public accounting firm.
Notwithstanding its appointment and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. Our Audit Committee is submitting the appointment of Deloitte to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If the appointment is not ratified by our stockholders, our Audit Committee may consider whether it should appoint another independent registered public accounting firm. A representative of Deloitte is expected to be telephonically present at the virtual Annual Meeting, where he or she will be available to respond to appropriate questions and, if he or she desires, to make a statement.
Fees Paid to the Independent Registered Public Accounting Firm
The following table presents the aggregate fees billed for professional audit services and other services rendered to us by Deloitte for our fiscal years ended January 31, 2024 and 2023:

	2024	2023
Audit Fees(1)	$3,644,000	$3,203,000
Audit-Related Fees(2)	$257,000	$161,000
Tax Fees(3)	$1,282,000	$915,000
All Other Fees(4)	$2,000	$2,000
Total Fees	$5,185,000	$4,281,000
(1)“Audit Fees” consist of professional services rendered in connection with the audit of our annual consolidated financial statements, the audit of our internal control over financial reporting, the review of our quarterly consolidated financial statements, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)“Audit-Related Fees” consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include due diligence services related to mergers and acquisitions and other attestation services.
(3)“Tax Fees” consist of fees for professional services for tax compliance, tax advice and tax planning.
(4)“All Other Fees” include fees for services other than the services reported in audit fees, audit-related fees and tax fees.
Auditor Independence
In fiscal 2024, there were no other professional services provided by Deloitte that would have required our Audit Committee to consider their compatibility with maintaining the independence of Deloitte.
Audit and Non-Audit Services Pre-Approval Policy
Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, with respective to services to be performed by our independent registered public accounting firm, our Audit Committee (or its delegate) (i) may pre-approve without consideration of specific case-by-case services or (ii) may require its specific pre-approval on a case-by-case service, in either case, in order to ensure that the provision of such services does not impair the public accountants’ independence. All fees paid to Deloitte for fiscal 2023 and fiscal 2024 were pre-approved by our Audit Committee.
Required Vote
Ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending January 31, 2025 will be obtained if the number of votes “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Board Recommendation
Our Board recommends a vote “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending January 31, 2025.
Audit Committee Report
This audit committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by SentinelOne under the Securities Act or the Exchange Act, except to the extent SentinelOne specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.
SentinelOne’s management is responsible for (i) establishing and maintaining internal controls and (ii) preparing SentinelOne’s consolidated financial statements. SentinelOne’s independent registered public accounting firm, Deloitte, is responsible for performing an independent audit of SentinelOne’s consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), (“PCAOB”), and to issue a report thereon. It is the responsibility of the Audit Committee to oversee these activities. It is not the responsibility of the Audit Committee to prepare SentinelOne’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the Audit Committee has:
•reviewed and discussed the audited financial statements for fiscal 2024 with the management of SentinelOne and Deloitte;
•discussed with Deloitte the matters required to be discussed by the applicable requirements of the PCAOB; and
•received the written disclosures and the letter from Deloitte as required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with Deloitte that firm’s independence.
Based on the Audit Committee’s review of the audited financial statements and the various discussions with management and Deloitte, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2024 for filing with the SEC. The Audit Committee has also appointed Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2025.
The Audit Committee
Charlene T. Begley (Chair)
Aaron Hughes
Mark S. Peek

PROPOSAL NO. 3
ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the rules of the SEC, we are providing stockholders with an opportunity to make a non-binding, advisory vote on the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “say on pay” vote and gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement.
Stockholders are urged to read the section titled “Executive Compensation,” which discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. Our Compensation Committee and Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that our stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion and the other related disclosures.”
As an advisory vote, this proposal is not binding. However, our Board and Compensation Committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
Required Vote
The approval, on an advisory basis, of the compensation of our named executive officers will be obtained if the number of votes “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation
Our Board recommends a vote “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers.

PROPOSAL NO. 4
APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR
RESTATED CERTIFICATE OF INCORPORATION

Section 102(b)(7) of the DGCL was amended effective August 1, 2022, to authorize exculpation of officers of Delaware corporations. Specifically, the amendment permits Delaware corporations to exculpate their officers, in addition to their directors, for personal liability for breach of the duty of care in certain actions. This exculpation would not protect officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Nor would this exculpation shield such officers from liability for claims brought by or in the right of the corporation, such as derivative claims.
Our Board believes it is necessary to provide protection to officers to the fullest extent permitted by law in order to attract and retain highly-qualified senior leadership. The nature of the role of directors and officers often requires them to make decisions on crucial matters often in time-sensitive situations, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. Competitor companies have adopted, and we expect additional competitors will likely adopt exculpation clauses that limit the personal liability of officers in their charters and failing to adopt the amendment and restatement of our current Restated Certificate of Incorporation could negatively affect our ability to recruit and retain high-caliber officer candidates.
The proposed amendment and restatement of our current Restated Certificate of Incorporation is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any director or officer. This protection has long been afforded to directors, and our Board believes that extending similar exculpation to our officers is fair and in the best interests of our Company and its stockholders. In addition to the changes that permit officer exculpation, the amendment and restatement would make technical and administrative changes. Accordingly, our Board has unanimously approved the amendment and restatement of the Restated Certificate of Incorporation (the “New Restated Certificate of Incorporation”) in the form attached to this Proxy Statement as Appendix A, which reflects the amendments described above, declared them to be advisable and in the best interests of us and our stockholders and recommends that our stockholders vote “FOR” the New Restated Certificate of Incorporation. For convenience of reference, a copy of the New Restated Certificate of Incorporation showing the changes from the current Restated Certificate of Incorporation, with deleted text shown in strike through and added or moved text shown as underlined, is attached to this Proxy Statement as Appendix B.
If our stockholders approve the New Restated Certificate of Incorporation, our Board has authorized our officers to file the New Restated Certificate of Incorporation with the Delaware Secretary of State, to become effective upon acceptance by the Delaware Secretary of State. Our Board intends to have that filing made if, and as soon as practicable after, this proposal is approved at this Annual Meeting. However, even if our stockholders adopt the New Restated Certificate of Incorporation, our Board may abandon the New Restated Certificate of Incorporation without further stockholder action prior to the effectiveness of the filing of the New Restated Certificate of Incorporation with the Delaware Secretary of State and, if abandoned, the New Restated Certificate of Incorporation will not become effective. If our Board abandons the New Restated Certificate of Incorporation, it will publicly disclose that fact and the reason for its determination.
If this proposal is not approved by our stockholders, or if our Board abandons the New Restated Certificate of Incorporation, then the New Restated Certificate of Incorporation will not be adopted and the current Restated Certificate of Incorporation will remain in place.
Required Vote
The affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of our Class A common stock and Class B common stock entitled to vote at the annual meeting, voting together as a single class, is required to approve the New Restated Certificate of Incorporation. You may vote “FOR,” “AGAINST,” or

“ABSTAIN” on this proposal. Abstentions and broker non-votes are treated the same as voting “AGAINST” this proposal.
Board Recommendation
Our Board recommends a vote “FOR” approval of our New Restated Certificate of Incorporation.

EXECUTIVE OFFICERS
The following table provides information regarding our executive officers as of April 15, 2024:

Name	Age	Position
Executive Officers:
Tomer Weingarten	41	Co-Founder, President, Chief Executive Officer and Chairman of our Board
David Bernhardt	49	Chief Financial Officer
Richard Smith, Jr.	44	Chief Product and Technology Officer
Keenan Conder	61	Chief Legal Officer and Corporate Secretary
For Mr. Weingarten’s biography, see the section titled “Board of Directors and Corporate Governance—Continuing Directors.”
David Bernhardt has served as our Chief Financial Officer since September 2020. Prior to joining us, from July 2011 to September 2020, Mr. Bernhardt served in various leadership positions at Chegg, Inc., an educational technology company, including as Vice President of Finance. Prior to Chegg, from May 2009 to August 2013, Mr. Bernhardt served in various positions at Palantir Technologies Inc., a data analytics software company, including most recently as its Vice President of Finance and an advisor. Mr. Bernhardt holds a B.S.c. in Finance from Santa Clara University.
Richard Smith, Jr. has served as our Chief Product and Technology Officer since November 2022. Mr. Smith joined us March 2021 as Chief Technology Officer. Prior to joining us, from January 2016 to March 2021, Mr. Smith served in various leadership positions at Medallia, Inc., a customer experience platform company, including as Senior Vice President of Engineering. Prior to Medallia, from October 2009 to January 2016, Mr. Smith served in various positions at Oracle Corporation, a products and services cloud technology company, including as Senior Director of Engineering. Mr. Smith holds a B.S. in Computer Science from the University of Arizona and an M.B.A. from the Wharton School of the University of Pennsylvania.
Keenan Conder has served as our Chief Legal Officer and Corporate Secretary since August 2021. Prior to joining us, from January 2012 to August 2021, Mr. Conder served in several roles at Tableau Software, Inc., a data analytics company until its acquisition by Salesforce.com Inc., including most recently as Executive Vice President, General Counsel and Corporate Secretary. From June 2007 to January 2012, Mr. Conder served as Vice President, General Counsel and Corporate Secretary of Isilon Systems, Inc., a data storage company, which was subsequently acquired by EMC Corporation (now Dell EMC). Mr. Conder previously also served as Senior Vice President, General Counsel of Expedia, Inc. and prior to that as Senior Vice President, General Counsel of Travelocity.com, Inc. Mr. Conder received his J.D. from Wake Forest University and holds a B.A. from the University of North Carolina at Chapel Hill.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
In this Compensation Discussion and Analysis (“CD&A”), we provide an overview of the philosophy and objectives of our executive compensation program, as well as a description of its material components. In addition, we explain how and why our Compensation Committee arrived at specific compensation policies and decisions involving our named executive officers for fiscal 2024. This CD&A is intended to be read in conjunction with the tables that immediately follow this section, which provide additional compensation information for our named executive officers.
Our named executive officers for fiscal 2024 were as follows:

Name	Title
Tomer Weingarten	Co-Founder, Chief Executive Officer, President and Chairman of our Board
David Bernhardt	Chief Financial Officer
Richard Smith, Jr.	Chief Product and Technology Officer
Keenan Conder	Chief Legal Officer and Corporate Secretary
“Vats” Narayanan Srivatsan(1)	Chief Business Officer
(1) Effective March 19, 2024, Mr. Srivatsan serves as our Chief Business Officer, is no longer serving as our Chief Operating Officer, and is no longer considered an executive officer of the Company.
How Executive Compensation is Determined
Compensation Philosophy
The overall objective of our compensation program is to support our business objectives by attracting, retaining and engaging the highest caliber employees, including executive officers.
Although we consider a number of factors in our pay decisions, we emphasize the following key principles in determining compensation for our senior leadership team:

Market-Driven Competitive Pay	Pay is benchmarked against peers, with flexibility to adjust compensation elements based on individual job requirements and scope, experience, business needs, qualifications and performance, in order to attract and retain critical talent.
Long-term Orientation	Compensation is most heavily weighted to long-term, stock-based components, driving focus on strategic long-term priorities.
Pay for Performance
We believe in rewarding our executives by utilizing a “pay-for-performance” approach to compensation, the goal of which is to create meaningful links between the level of the executive's compensation and financial and strategic performance.

Alignment with Shareholders	We effectively align named executive officer interests with those of our stockholders by focusing on long-term incentive compensation in the form of equity awards that correlate with the growth of sustainable long-term value for our stockholders. A meaningful portion of our named executive officers’ compensation opportunity is “at-risk” and variable in nature.
Each element of pay for executives is evaluated both independently and in combination with other pay elements.
Executive Compensation Policies and Practices
We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The Compensation Committee evaluates our executive compensation program on at least an annual basis to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following summarizes our executive compensation and related policies and practices:

Our Approach	Practices We Avoid
Maintain an independent compensation committee and advisors	Do not use “single-trigger” change in control benefits for our named executive officers
Conduct an annual executive compensation review	Do not offer executive retirement plans
Ensure that the vast majority of our executive pay is in the form of equity and is “at risk”	Prohibit hedging of our equity securities by our employees, our named executive officers, and the members of our Board
Ensure succession planning through periodic review between the Chief Executive Officer and the Nominating and Corporate Governance Committee	Do not provide reimbursements or “gross ups” for excise tax payments
Subject to feedback from our stockholders, we intend to annually conduct a say-on-pay vote	Do not provide excessive perquisites for our named executive officers
Emphasize a “pay-for-performance” philosophy, including granting performance stock units (PSUs) to senior executives to further align compensation to performance	No discounted stock option awards
Require executives to comply with our Compensation Recovery Policy	No pledging without prior consent of our Chief Legal Officer
Stock ownership requirements applicable to our directors and executive officers
Compensation Determination Process
Our Compensation Committee regularly reviews our executive compensation program to assess its alignment with our compensation philosophy and objectives and to establish annual base salary and target bonus levels and equity incentive opportunities of our named executive officers.
In making decisions about the compensation of our named executive officers, the Compensation Committee takes a well-rounded approach that considers a number of factors, which may include:
•our executive compensation program objectives;
•our corporate growth and other elements of financial performance;
•the individual's role and responsibilities, qualifications, knowledge, skills, experience, marketability and potential to take on additional scope and scale as the Company matures;
•relevant competitive market data and analyses prepared by our compensation consultant (see the section titled “—Compensation Peer Group and Market Data” below);
•the past and expected future contribution of each individual executive officer in furthering achievement of our financial, operational and strategic objectives, as well as to our purpose, mission and core values;
•the current outlook of the technology executive labor market generally;
•the value and structure of historical compensation awards, including the amount and terms of outstanding unvested equity awards held by each executive officer;
•internal pay equity, taking into consideration each individual’s impact on our business and performance; and
•the recommendations of our CEO with respect to compensation of our other named executive officers.
These factors provide a framework for decision-making regarding compensation opportunities and final compensation determinations for each named executive officers. No single factor is determinative in the Compensation Committee’s decision-making, or weighted in any predetermined manner.
In setting the form and amount of compensation for named executive officers going forward, the Compensation Committee also intends to consider the voting results from our say-on-pay vote, which we, subject to feedback from our stockholders, expect to hold annually, as well as any compensation-related feedback received from stockholders throughout the year.

Role of Board, Management and Consultants
Our Compensation Committee establishes, reviews and approves all elements of named executive officer compensation, working with the independent members of our Board, Aon and management as described below. Our Compensation Committee considers, but is not required to follow, the recommendations of management in determining the compensation of our executive officers, including our named executive officers. Our CEO is not present during any deliberations or decision-making regarding his own compensation.

Compensation Committee
a.Sets incentive program targets and approves payouts
b.Evaluates performance of our CEO and other executive officers
c.Reviews and approves our CEO’s and other executive officers’ base salaries
d.Reviews and approves all other elements of pay for executive officers
e. Assesses independence of compensation consultant

Management
a.Our CEO and our Chief People Officer recommends compensation program design
b.Our CEO assisted by our Chief People Officer recommend compensation for other executive officers (in each case, excluding recommendations relating to such officer’s own compensation)
c.Our Chief Financial Officer provides financial information to inform our Compensation Committee’s decision-making on incentive goals and payouts
d. Implements compensation decisions of our Compensation Committee and our Board

Independent Compensation Consultant
a.Presents peer group pay practices and benchmarks for executive officer compensation to our Compensation Committee and management
b.Reviews and provides recommendations to our Compensation Committee regarding management’s program design and pay proposals
c.Meets with compensation committee in executive session
d.Conducts annual independent evaluation of our incentive programs to assess risk
e.Provides additional consultation to the Compensation Committee or members thereof as needed regarding our compensation practices and individual executive compensation matters

Independent Compensation Consultant
Our Compensation Committee engaged Aon to serve as its independent compensation consultant during fiscal 2024. Aon took direction from our Compensation Committee, as appropriate, reported directly to our Compensation Committee and did not provide any other services to us other than broad-based compensation surveys. Our Compensation Committee assessed the independence of Aon pursuant to SEC and NYSE rules and determined that no conflict of interest exists that would prevent Aon from independently advising our Compensation Committee. In making this assessment, our Compensation Committee considered each of the factors set forth by the SEC and NYSE with respect to the compensation consultant’s independence, including that the consultant provided no services for us other than pursuant to its engagement by our Compensation Committee. Our Compensation Committee also determined there were no other factors it should consider in connection with the assessment or that were otherwise relevant to our Compensation Committee’s engagement of Aon.
Compensation Peer Group and Market Data
When considering executive compensation decisions, the Compensation Committee believes it is important to be informed as to current compensation practices of comparable publicly held companies, especially to understand the demand and competitiveness for attracting and retaining an individual with each named executive officer’s specific expertise and experience. Accordingly, when setting compensation for our executive officers, we compare role-specific responsibilities and duties with our internal management structure and external market data to determine each executive officers’ compensation. Compensation is annually benchmarked against our peer group to ensure we remain competitive. Individual target compensation is generally benchmarked by role against the compensation for comparable roles in our peer companies as a starting point, but can and does vary based on several factors including business needs, job requirements, unique market situations, internal equity, and the executive officer’s experience, qualifications and performance.

The following criteria were used in selecting our peer group:
•Technology companies with an emphasis on software-as-a-service (SaaS) in the cybersecurity, big data, artificial intelligence, and cloud markets;
•High-growth;
•Similar stage of business lifecycle, including having completed IPO around 2021; and
•Comparable annual sales and market capitalizations.
On an annual basis, the Compensation Committee, working in collaboration with Aon, reviews the composition of the peer group and determines whether any adjustments should be considered. In fiscal 2024, our peer group consisted of the 21 companies listed below. From our fiscal 2023 peer group, the following changes were made:
•Anaplan, Duck Creek, and Zendesk were removed due to being acquired and no longer trading publicly as independent companies.
•Everbridge and Fastly were removed due to no longer maintaining similar revenue, growth, and/or market capitalization parameters to SentinelOne.
•Confluent, HashiCorp, and Samsara were all added due to their similar revenue, growth, industry, and business lifecycle stage fit to SentinelOne.

Fiscal 2024 Peer Group
Appian	Elastic	Palo Alto Networks
CloudFlare	Five9	Rapid7
Confluent	HashiCorp	Samsara
Coupa Software	MongoDB	Smartsheet
CrowdStrike	nCino	Splunk
Datadog	Okta	Workiva
Dynatrace	Palantir Technologies	Zscaler
Components of Executive Compensation
Our executive compensation program features both fixed and variable elements, and incorporates short- and long-term incentives. Our Compensation Committee reviews and approves adjustments, if any, to (a) annual and long-term incentive programs in December and (b) all named executive officer base salaries in January; any base salary adjustments generally take effect in February. Elements of compensation may also be reviewed and adjusted at other times during the year in connection with promotions or other changes in roles or responsibilities.
Base Salary
Base salaries provide a fixed level of cash compensation for each executive based on competitive market data and individual factors such as skills, competencies, contributions, experience, performance and the assumption of new responsibilities or promotions. There are no specific weightings assigned to these individual factors.
Generally, we establish the initial base salaries of our executive officers, including our named executive officers, through arm’s-length negotiation at the time of hire, taking into account the individual’s position, qualifications, experience, competitive market data, and the base salaries of our other executive officers. Thereafter, the Compensation Committee reviews the base salaries of our named executive officers each year as part of its annual compensation review, with input from our CEO (except with respect to their own base salary) and Aon, and makes adjustments as it determines to be reasonable and necessary to reflect the scope of a named executive officer’s performance, individual contributions and responsibilities, position in the case of a promotion, target total direct compensation opportunity, and market conditions.
In January 2023, the Compensation Committee reviewed the annual base salaries for fiscal 2024 of our executive officers, including our named executive officers, after considering a competitive market analysis prepared by Aon and the recommendations of our CEO (except with respect to his own base salary), as well as other factors, including those listed above, and determined not to make any adjustments for fiscal 2024 due to existing salary levels being consistent with SentinelOne’s pay philosophy.
The following table sets forth fiscal 2023 and fiscal 2024 base salaries for each of our named executive officers.

Name	Fiscal 2023 Base Salary	Fiscal 2024 Base Salary	Percentage Adjustment
Tomer Weingarten	$600,000	$600,000	—%
David Bernhardt	$425,000	$425,000	—%
Richard Smith, Jr.	$450,000	$450,000	—%
Keenan Conder	$425,000	$425,000	—%
“Vats” Narayanan Srivatsan	$450,000	$450,000(1)	—%
(1) For more information, see the section below titled “— Executive Offer Letters.”
Annual Bonus
Each of our executive officers is eligible to receive a bonus based on individual and company performance. Our Compensation Committee established annual bonus opportunities for fiscal 2024 for the named executive officers in January 2023, which were unchanged from fiscal 2023.
Potential annual cash bonus awards for our named executive officers under our bonus plan can range from zero to 150% of their respective target annual bonus opportunity.
Bonus Payouts
For fiscal 2024, we introduced an updated set of metrics into the funding of our bonus program. The Compensation Committee based bonus funding on several key metrics:

Metric	Weight	Fiscal 2024 Threshold	Fiscal 2024 Targets	Fiscal 2024 Maximum	Fiscal 2024 Results	Resulting Fiscal 2024 Payout
Revenue	50%	$576.0M	$640.0M	$704.0M	$621.2M	85%
Non-GAAP Operating Income Margin(1)	25%	(30.0)%	(25.0)%	(20.0)%	(19.0)%	150%
Strategic Objectives	25%					120%
(1) We define non-GAAP Operating Margin as its respective GAAP measure, excluding stock-based compensation expense, employer payroll tax on employee stock transactions, amortization of acquired intangible assets, acquisition related compensation costs and restructuring charges.
These metrics were established to maintain a focus on revenue growth, balanced with operational efficiency and profitability. Key metric performance resulted in overall corporate bonus funding of 110% for fiscal 2024. In March 2024, our Compensation Committee approved the following bonus payouts based on both individual and financial performance to each named executive officer for fiscal 2024:

Name	Fiscal 2024 Target Bonus Opportunity	Percent of Salary	Fiscal 2024 Bonus Payout
Tomer Weingarten	$600,000	100%	$660,000
David Bernhardt	$255,000	60%	$280,500
Richard Smith, Jr.	$270,000	60%	$297,000
Keenan Conder	$255,000	60%	$280,500
“Vats” Narayanan Srivatsan	$450,000	100%	$495,000
Long-Term Incentive Program
A significant portion of executive pay is delivered as long-term incentives (equity awards), which are designed to align executive officers’ interests with stockholder interests, promote retention through the reward of long-term company performance, and encourage ownership in the Company.

In fiscal 2024, we introduced PSUs into the executive equity compensation plan. Equity awards are designed to encourage high performance by and long-term tenure for executive officers, thereby strongly aligning executive officers’ interests with the interests of our stockholders. The long-term incentive program is designed to drive long-term shareholder value, as well as retain key talent over a sustained time period. During fiscal 2024, our long-term incentive awards consisted of PSUs and RSUs. Our RSUs and PSUs generally require four years of continuous service in order to completely vest (subject to the terms of each executive officers' arrangements described in the section titled “Potential Payments upon Termination or Change of Control”).
The Compensation Committee determines the size of equity grants according to each executive officer’s position. To do so, the Compensation Committee generally references the market data of our peer group companies as provided by Aon. The Compensation Committee also takes into consideration each executive officer’s recent performance history, the executive officer’s potential for future responsibility, and criticality of the executive officer’s work to the long-term success of the Company. The Compensation Committee has the discretion to give relative weight to each of these factors as it sets the size of the equity grant to appropriately create an opportunity for reward based on increasing stockholder value.
The Compensation Committee typically grants long-term incentive awards to executive officers each February. The number of time-based RSUs and PSUs granted is determined by a 30 calendar day average up to and including the grant date. RSUs vest quarterly over a four year period. One-fourth (1/4th) of the PSUs vest after performance is determined and the remainder vest quarterly thereafter for an additional three years, four years total.
Our named executive officers received PSUs and RSUs in fiscal 2024 as follows:

Name	Fiscal 2024 LTI Award(1)	Number of Shares (PSUs)(2)	Number of Shares (RSUs)(3)
Tomer Weingarten	$14,000,000	231,008	693,025
David Bernhardt	$6,000,000	99,003	297,011
Richard Smith, Jr.	$10,000,000	165,006	495,018
Keenan Conder	$4,375,000	72,190	216,573
“Vats” Narayanan Srivatsan	$5,000,000	82,503	247,509
(1) Represents dollar amounts at target approved by the Compensation Committee for setting the numbers of shares granted to each participant; does not reflect the grant date fair value or actual economic value realized by the participant, which will vary depending on the timing of the grant date fair value and also do not correspond to the actual economic value upon vesting of such awards.

(2) Number of PSU shares (shown at target) were determined using the same 30 calendar day average as the RSUs. PSUs were granted in March 2023 following the final approval of the PSU plan.
(3) Number of RSU shares were determined using a 30 calendar day average at the time of grant.
Fiscal 2024 Performance-Based Equity
New in fiscal 2024, performance-based equity awards made up one quarter of the total value of equity awards. PSUs are intended to further link executive pay with key corporate objectives. For fiscal 2024, the key metric used to determine PSU payout was Annual Recurring Revenue (“ARR”). Fiscal 2024 PSUs had performance measured over one year and vest quarterly for an additional three years following performance determination, subject to the executive officer's continued service through each vesting date. Fiscal 2024 ARR was approximately $724.4 million, which was below threshold performance resulting in 0% payout for the fiscal 2024 PSUs.
Fiscal 2025 Changes to Our Program
In early fiscal 2025, our Compensation Committee approved compensation program enhancements including: PSU awards for our executive officers based on financial metrics over multiple years. The changes to the compensation program were designed to further align pay and performance as well as drive even closer alignment between long-term performance and compensation for our executive officers. In fiscal 2024, the Compensation Committee also approved Stock Ownership Guidelines for our named executive officers and directors; for more information, see the section titled “—Executive Stock Ownership Guidelines” and “—Stock Ownership Guidelines for Non-Employee Directors.”

Perquisites and Other Personal Benefits
Other than as noted below with respect to Mr. Weingarten’s security program, we do not regularly provide significant perquisites or other personal benefits to our named executive officers that are different from those generally made available to our employees. However, we may elect to provide such benefits in the future in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make him or her more efficient and effective, or for recruitment and retention purposes.
Security Program
In fiscal 2023, we approved a security program, pursuant to which we incur certain costs related to Mr. Weingarten’s personal security, including the provision of security personnel, his use of Company-chartered private aircraft and ground transportation, and the installation and necessary maintenance of security measures in and around Mr. Weingarten’s residences. The Company’s security team determined that due to the conflicts in the Middle East, there were heightened risks beginning in October 2023. We view the security program for Mr. Weingarten as an integral part of our risk management program and as a necessary and appropriate business expense. However, because certain of the security protocols may be viewed as conveying a personal benefit under applicable SEC disclosure rules, we have reported the aggregate incremental costs of such measures in the “All Other Compensation” column of the Summary Compensation Table in the section titled “Executive Compensation Table—2024 Summary Compensation Table.”
Employee Benefits
We provide health, dental, vision, life, and disability insurance benefits to our named executive officers, on the same terms and conditions as provided to all other eligible U.S. employees.
We also sponsor a broad-based 401(k) plan intended to provide eligible U.S. employees with an opportunity to defer eligible compensation up to certain annual limits. In early fiscal 2023, we also introduced 3% matching for eligible U.S. employees, up to a total of $2,500. Our named executive officers are eligible to participate in our employee benefit plans, including our 401(k) plan, on the same basis as our other employees.
Executive Stock Ownership Guidelines
In March 2024, our Board established Stock Ownership Guidelines for our executive officers. Our Stock Ownership Guidelines are designed to encourage long-term stock ownership and more closely link the interests of our executives with those of our stockholders. Our Stock Ownership Guidelines provide that our executive officers should generally own common shares equal in value to (i) six times the annual base salary for our Chief Executive Officer and (ii) three times the respective annual base salary for our executive officers, other than the CEO. Compliance with our Stock Ownership Guidelines is required within five years of its adoption or when an individual becomes subject to the guidelines. If a covered person has not met the stock ownership requirement by the applicable compliance deadline, then such person will be required to retain at least 50% of the total number of shares acquired by such person following the grant, exercise, or settlement of any equity award, as applicable. As of March 2024, all persons covered by our Stock Ownership Guidelines have either met the applicable stock ownership requirement or were on track to comply with our Stock Ownership Guidelines by the compliance deadline.
Employment Offer Letters and Severance and Change in Control Benefits
We have entered into executive offer letters with each of our named executive officers that set forth the terms of their employment, including initial base salaries and eligibility to earn a discretionary bonus, as well as standard confidential information and invention assignment agreements. Each of our named executive officers is employed “at will.” These arrangements are further described under the section below titled “—Executive Offer Letters.”
Our named executive officers are entitled to certain severance and change in control benefits under the terms of severance and change in control agreements. Upon a qualifying termination outside of the change in control period, certain of our named executive officers are entitled to received six to 12 months of base salary, COBRA payments for the same number of months, and, solely as to our CEO in the event of a termination without “cause,” vesting accelerating of his outstanding equity awards (excluding any performance-based equity awards) as if he had completed an additional six months of continuing service. Upon a qualifying termination during the period beginning three months prior to and ending 12 months following a change in control, certain of our named executive officers are entitled to receive 12 to 18 months of base salary, COBRA payments for the same number of months, and full acceleration of then-outstanding but unvested equity awards, except that awards subject to performance criteria would accelerate if, and only to the extent, set forth in the applicable award agreement. Note, however, that any equity awards granted prior to March 24, 2021 remain subject to their original vesting acceleration provisions. These arrangements are further described under the section below titled “—Potential Payments Upon Termination or Change in Control.”
Other Compensation Policies
Hedging, Derivative Securities Transactions, Short Selling, and Pledging
Under our Insider Trading Policy, our employees (including our executive officers) and the non-employee members of our Board are prohibited from engaging in hedging or monetization transactions involving our securities, such as zero-cost collars and forward sale contracts, and may not contribute our securities to exchange funds in a manner that could be interpreted as having the effect of hedging in our securities. Further, our employees (including our executive officers) and the non-employee members of our Board are prohibited from engaging in transactions involving options or other derivative securities on our securities, such as puts and calls, whether on an exchange or in any other market and from engaging in short sales of our securities, including short sales “against the box.”
Also, under our Insider Trading Policy, our employees (including our executive officers) and the non-employee members of our Board are prohibited from using or pledging our securities as collateral in a margin account or as collateral for a loan unless the pledge has been approved by the designated compliance administrator pursuant to the Insider Trading Policy.
Exchange Act Rule 10b5-1 Plans
In accordance with our Insider Trading Policy, our Section 16 officers may not trade in our securities except pursuant to written plans, known as Rule 10b5-1 plans, in which they have contracted with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the executive officer or non-employee director when entering into the plan, without further direction from them. The executive officer or non-employee director may amend or terminate the plan in specified circumstances.
Compensation Recovery Policy
Our Board determined that it is in our best interests to ensure that all performance-based cash compensation and equity awards reflect actual performance. Consistent with such determination, our Board has adopted a Compensation Recovery Policy, effective September 12, 2023, in accordance with Rule 10D-1 of the Exchange Act and NYSE listing standards (“Clawback Policy”).
Our Clawback Policy is administered by our Compensation Committee and enables us to recover from specified current and former our executives certain incentive-based compensation in the event of an accounting restatement resulting from material noncompliance with any financial reporting requirements under the federal securities laws. Our Clawback Policy covers current and former executive officers, including all officers for purposes of Section 16 of the Exchange Act and applies to their incentive-based cash compensation, that is granted, earned or vested based wholly or in part on the attainment of any company financial reporting measure.
If we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Compensation Committee shall require any executive officer covered by our Clawback Policy to reimburse or forfeit to us the amount of incentive-based compensation received by such executive officer based on the financial statements prior to the restatement that exceeds the amount such executive officer would have received had the incentive-based compensation been determined based on the financial restatement. The Compensation Committee will not consider the executive officer’s responsibility or fault or lack thereof in enforcing our Clawback Policy to recoup the amount described above. In addition, if the Compensation Committee determines that the executive officer engaged in any fraud or intentional misconduct that materially contributes to or causes economic loss to the company, this may be independently considered a triggering event for clawing back incentive compensation, and we will use reasonable efforts to recover from such executive officer up to 100% of the incentive-based compensation received by such executive officer.
Vesting Acceleration Upon Death or Disability
In December 2023, we adopted a Vesting Acceleration Due to Death or Disability Policy (“Death or Disability Policy”), which provides for vesting acceleration of certain outstanding time-based equity awards (other than awards pursuant to our employee stock purchase plan) including outstanding equity awards and/or equity plans assumed by us in connection with acquisitions or strategic transactions but excluding any equity awards that are revested in connection with any such transactions held by our current employees (and the current employees of our subsidiaries) in the event that any covered employee dies or becomes “disabled” (as defined in our Death or Disability Policy). In the event of the death or disability of any covered employees, any covered awards will accelerate and vest as if the applicable covered employee had remained in service for an additional 12-months, subject, in the case of disability, to the employee furnishing satisfactory documentation of such disability.
Tax and Accounting Considerations
The Compensation Committee takes the applicable tax and accounting requirements into consideration in designing and overseeing our executive compensation program.
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code (the Code) disallows public companies a tax deduction for federal income tax purposes for remuneration in excess of $1 million paid to certain current and former executive officers who are “covered employees.”
While the Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, our Compensation Committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes.
Accounting for Stock-Based Compensation
The Compensation Committee considers accounting implications when designing compensation plans and arrangements for our executive officers and other employees. Chief among these is ASC 718, the standard which governs the accounting treatment of certain stock-based compensation. Among other things, ASC 718 requires us to record a compensation expense in our income statement for all equity awards granted to our executive officers and other employees. This compensation expense is based on the grant date “fair value” of the equity award and, in most cases, will be recognized on a straight-line basis over the award’s requisite service period (which, generally, will correspond to the award’s vesting schedule). This compensation expense is also reported in the compensation tables below, even though recipients may never realize any value from their equity awards.
No Gross-Ups
We have no obligation to provide, any executive officer, including any named executive officer, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe because of the application of Section 280G, 4999, or 409A of the Internal Revenue Code.
Compensation Risk Oversight
Our Compensation Committee is responsible for establishing our compensation philosophy and objectives, determining the structure, components and other elements of our programs, and reviewing and approving the compensation of our named executive officers. In consultation with management and Aon, our Compensation Committee assessed our compensation plans, policies and practices for our named executive officers. We do not believe that our executive compensation program creates risks that are reasonably likely to have a material adverse effect on us.

Compensation Committee Report
This report of the Compensation Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, which we refer to as the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
The Compensation Committee
Mark S. Peek (Chair)
Daniel Scheinman
Teddie Wardi

Executive Compensation Tables
2024 Summary Compensation Table
The following table provides information concerning the total compensation of our named executive officers for services rendered to us in all capacities during fiscal 2024, fiscal 2023, and fiscal 2022, as applicable. Our named executive officers are entitled to the same health and welfare benefits that are generally applicable to our other employees.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)	Total ($)
Tomer Weingarten Co-Founder, President, CEO and Chairman of our Board	2024	600,000	—	15,054,808	—	660,000	229,280(6)	16,544,088
	2023	600,000	660,000	12,027,805	—	—	234,557	13,522,362
	2022	472,000	541,759	—	94,381,775	—	—	95,395,534
David Bernhardt, Chief Financial Officer	2024	425,000	—	6,452,059	—	280,500	6,395	7,163,954
	2023	425,000	280,500	4,009,256	—	—	3,564	4,718,320
	2022	367,995	210,697	—	1,375,895	—	—	1,954,587
Keenan Conder Chief Legal Officer and Corporate Secretary	2024	425,000	—	4,704,672	—	280,500	2,500	5,412,672
	2023	424,375	280,500	2,004,609	—	—	3,563	2,713,047
	2022	177,951	98,043	7,441,123	—	—	—	7,717,117
Richard Smith, Jr. Chief Product & Technology Officer	2024	450,000	—	10,753,441	—	297,000	1,688	11,502,129
	2023	450,000	297,000	3,708,574	—	—	2,500	4,459,199
	2022	417,692	258,833	—	10,255,000	—	—	10,931,525
“Vats” Narayanan Srivatsan Chief Operating Officer(7)	2024	450,000	—	5,376,721	—	495,000	2,500	6,324,221
	2023	373,295	395,428	14,188,118	—	—	3,625	14,959,341
(1) For each of the named executive officers, the amounts represent discretionary bonuses earned in fiscal 2023 and fiscal 2022 pursuant to each named executive officer’s respective offer letters.
(2) The amounts reported in these columns represent the grant date fair value of the PSUs, RSUs and stock options, as applicable, granted to our named executive officers during fiscal 2024, 2023 and 2022 as computed in accordance with ASC 718. For more detailed discussion on the valuation model and assumptions used to calculate the fair value of our options, refer to Note 11 of “Notes to Consolidated Financial Statements” included in our Annual Report on Form 10-K for the year ended January 31, 2022. Note that the amounts reported in these columns reflect the accounting cost for these RSUs, PSUs, and stock options and do not correspond to the actual economic value that may be received by our named executive officers from the RSUs, PSUs, and stock options.
(3) Includes executive PSUs granted in fiscal 2024. See the below section titled “—2024 Grants of Plan-Based Awards Table” for more information on the value of the PSUs included for each executive. The grant date fair values for the PSU grants are based upon the probable outcome of the performance conditions associated with these PSU awards as of the grant date as computed in accordance with ASC 718. As of the end of fiscal 2024, the performance criteria were not met and thus, payout for the PSUs granted in fiscal 2024 is expected to be $0. Assuming the maximum performance level, the grant date fair value of the PSU awards would have been $11,426,811 for Mr. Weingarten; $3,390,346 for Mr. Bernhardt; $2,472,139 for Mr. Conder; $4,549,395 for Mr. Smith, and $2,825,304 for Mr. Srivatsan. These PSU awards are more fully described in the section titled “Executive Compensation—Compensation Discussion and Analysis—Fiscal 2024 Performance-Based Equity.”
(4) 1,304,605 shares underlying option awards granted to Mr. Weingarten in fiscal 2022 are performance stock option awards, as more fully described in the section titled “Compensation Discussion and Analysis—Fiscal 2022 Performance Award,” that remain within their performance period, which ends in March 2031. As of January 31, 2024, the performance criteria were not met. 100,000 shares underlying Option Awards granted to Mr. Bernhardt in fiscal 2022 are performance stock option awards, as more fully described in the section titled “Compensation Discussion and Analysis—Fiscal 2022 Performance Award," that remain within their performance period, which ends in March 2031. As of January 31, 2024, the performance criteria were not met.
(5) For each of the named executive officers, the amounts reported for fiscal 2024 reflect the bonus payments received by such named executive officers under our annual bonus plan based on achievement of predetermined performance goals and individual achievement with respect to fiscal 2024 performance.
(6) For fiscal 2024, the amount consists the following incremental expenses: (i) $4,200 for the cell phone and internet perquisite, in addition to the cell phone and internet perquisites generally available to company employees, and (ii) $225,080 for the provision of personal security services for Mr. Weingarten and his family at his family’s residences and during personal travel pursuant to Mr. Weingarten’s overall security program. The Company’s security team determined that due to the conflicts in the Middle East, there were heightened risks during fiscal 2024. On occasion, guests of Mr. Weingarten, including other company personnel, also accompanied him on business travel, for which there was de minimis incremental cost to the Company. For more information regarding Mr. Weingarten’s overall security program, see the section titled “Executive Compensation—Compensation Discussion and Analysis—Perquisites and Other Personal Benefits.”
(7) Mr. Srivatsan joined the Company on April 4, 2022. Effective March 19, 2024, Mr. Srivatsan serves as our Chief Business Officer, is no longer serving as our Chief Operating Officer and is no longer considered an executive officer of the Company. For more information, see the section below titled “— Executive Offer Letters.”

Fiscal 2022 Performance Award
In March 2021, our Board, with participation by every independent member of our Board, granted performance stock option awards to Mr. Weingarten and Mr. Bernhardt (collectively, the “Performance Awards”). The Performance Awards are comprised of a 10-year term option to purchase 1,304,605 shares of our Class B common stock (in the case of Mr. Weingarten) and 100,000 shares of our Class B common stock (in the case of Mr. Bernhardt). The Performance Awards have an exercise price of $9.74 per share, which our Board determined was equal to the fair market value of our common stock on the date of the grants.
The Performance Awards vests 100% upon the earlier of (a) our achieving a market capitalization (as reported in the Wall Street Journal) of not less than $20 billion over not less than 90 consecutive trading days, or (b) a “change of control” as defined in the 2013 Plan, in which our equity holders receive proceeds of no less than $20 billion at closing (collectively, the “Milestone Events”), in each case, subject to the recipient remaining continuously employed as our Chief Executive Officer or Chief Financial Officer, as applicable, at all times from the date of grant through the applicable Milestone Event.
For the avoidance of doubt, in the event of a “change of control” in which equity holders receive proceeds of less than $20 billion at closing or if we achieve a market capitalization of less than $20 billion, the Performance Awards shall remain outstanding and eligible to vest.
2024 Grants of Plan-Based Awards Table
The following table provides information concerning each grant of an award made for fiscal 2024, for each of our named executive officers under any compensation plan. This information supplements the information about these awards set forth in the 2024 Summary Compensation Table.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock (#)	Grant Date Fair Value of Share Awards ($)(1)
Name	Type of Award	Grant Date	Threshold ($)	Target ($)	Maxi-mum ($)	Threshold (#)	Target (#)	Maxi-mum (#)			Plan
Tomer Weingarten	Cash Incentive	—	300,000	600,000	900,000	—	—	—	—	—	—
	RSU	2/15/2023(2)	—	—	—	—	—	—	693,025	11,538,866	2021
	PSU	3/16/2023(3)	—	—	—	115,504	231,008	519,768	—	3,515,942	2021
David Bernhardt	Cash Incentive	—	127,500	255,000	382,500	—	—	—	—	—	—
	RSU	2/15/2023(2)	—	—	—	—	—	—	297,011	4,945,233	2021
	PSU	3/16/2023(3)	—	—	—	49,502	99,003	222,757	—	1,506,826	2021
Keenan Conder	Cash Incentive	—	127,500	255,000	382,500	—	—	—	—	—	—
	RSU	2/15/2023(2)	—	—	—	—	—	—	216,573	3,605,940	2021
	PSU	3/16/2023(3)	—	—	—	36,095	72,190	162,428	—	1,098,732	2021
Richard Smith, Jr.	Cash Incentive	—	135,000	270,000	405,000	—	—	—	—	—	—
	RSU	2/15/2023(2)	—	—	—	—	—	—	495,018	8,242,050	2021
	PSU	3/16/2023(3)	—	—	—	82,503	165,006	371,264	—	2,511,391	2021
“Vats” Narayanan Srivatsan(4)	Cash Incentive	—	225,000	450,000	675,000	—	—	—	—	—	—
	RSU	2/15/2023(2)	—	—	—	—	—	—	247,509	4,121,025	2021
	PSU	3/16/2023(3)	—	—	—	41,252	82,503	185,632	—	1,255,696	2021
(1) The amounts reported in this column represent the grant date fair value of the RSUs and PSUs granted to our named executive officers during fiscal 2024 as computed in accordance with ASC 718. Note that the amounts reported in these columns reflect the accounting cost for these RSUs and PSUs and do not correspond to the actual economic value that may be received by our named executive officers from such RSUs and such PSUs.

(2) The RSUs vest over a four-year period, with 1/16th of the RSUs vesting quarterly, in each case provided the named executive officer remains employed with the Company though each vesting date.
(3) The PSUs are subject to performance-based vesting conditions and are scheduled to vest on the achievement of a corporate milestone, subject to the officer’s continued service with us through the satisfaction of such performance conditions.
(4) Effective March 19, 2024, Mr. Srivatsan serves as our Chief Business Officer, is no longer serving as our Chief Operating Officer and is no longer considered an executive officer of the Company.
Outstanding Equity Awards at Fiscal Year-End Table
The following table presents information concerning all outstanding equity awards held by each of our named executive officers as of January 31, 2024.

		Option Awards(1)					Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Tomer Weingarten	3/8/2019	147,135	—	—	1.20	3/7/2029	—	—	—	—
	3/27/2020	775,271	—	—	2.27	3/26/2030	—	—	—	—
	3/24/2021	2,956,405	2,260,781(3)	—	9.74	3/23/2031	—	—	—	—
	3/24/2021(6)	—	—	1,304,605	9.74	3/23/2031	—	—	—	—
	3/17/2022	—	—	—	—	—	179,603(8)	4,813,360	—	—
	2/15/2023	—	—	—	—	—	563,083(9)	15,090,624	—	—
	3/16/2023(7)	—	—	—	—	—	—	—	231,008	6,191,014
David Bernhardt	10/1/2020	1,499,098	342,000(4)	—	3.02	9/30/2030	—	—	—	—
	3/24/2021(6)	—	—	100,000	9.74	3/23/2031	—	—	—	—
	3/17/2022	—	—	—	—	—	59,868(8)	1,604,462	—	—
	2/15/2023	—	—	—	—	—	241,322(9)	6,467,430	—	—
	3/16/2023(7)	—	—	—	—	—	—	—	99,003	2,653,280
Richard Smith, Jr.	3/24/2021	24,750	189,584(5)	—	9.74	3/23/2031	—	—	—	—
	3/17/2022	—	—	—	—	—	55,378(8)	1,484,130	—	—
	2/15/2023	—	—	—	—	—	402,203(9)	10,779,040	—	—
	3/16/2023(7)	—	—	—	—	—	—	—	165,006	4,422,161
Keenan Conder	9/9/2021	—	—	—	—	—	49,296(10)	1,321,133	—	—
	3/17/2022	—	—	—	—	—	29,934(8)	802,231	—	—
	2/15/2023	—	—	—	—	—	175,966(9)	4,715,889	—	—
	3/16/2023(7)	—	—	—	—	—	—	—	72,190	1,934,692
“Vats” Narayanan Srivatsan(11)	4/6/2022	—	—	—	—	—	225,129(12)	6,033,457	—	—
	2/15/2023	—	—	—	—	—	201,102(9)	5,389,534	—	—
	3/16/2023(7)	—	—	—	—	—	—	—	82,503	2,211,080
(1) Each stock option was granted pursuant to our 2013 Equity Incentive Plan (“2013 Plan”), except otherwise noted below. Each RSU was awarded pursuant to our 2021 Plan.
(2) The market value of the awards were calculated by multiplying the number of shares underlying the awards by $26.80, which was the closing price of a share of our Class A common stock as of January 31, 2024.
(3) This stock option vests monthly over 60-months in equal installments starting on March 24, 2021, subject to continued service through the applicable vesting date. For additional information as to acceleration upon a change in control see the section titled “Executive Compensation — Potential Payments upon Termination or Change of Control.”

(4) This stock option vests monthly over 36-months in equal installments starting on September 8, 2021, subject to continued service through the applicable vesting date. For additional information as to acceleration upon a change in control see the section titled “Executive Compensation — Potential Payments upon Termination or Change of Control.”
(5) This stock option vests monthly over 36-months in equal installments starting January 24, 2022, subject to continued service through the applicable vesting date. For additional information as to acceleration upon a change in control see the section titled “Executive Compensation — Potential Payments upon Termination or Change of Control.”
(6) Includes Performance Awards that are subject to performance-based vesting conditions and are scheduled to vest on the achievement of various corporate milestones, subject to the officer’s continued service with us through the satisfaction of such performance conditions. For additional information see the section titled “Executive Compensation — Fiscal 2022 Performance Award.”
(7) Includes Performance Awards that are subject to performance-based vesting conditions which are scheduled to vest on the achievement of various corporate milestones, subject to the officer’s continued service with us through the satisfaction of such performance conditions. As of the end of fiscal 2024, the associated performance conditions were not achieved. For additional information see the section titled “Executive Compensation — Fiscal 2024 Performance Award.”
(8) 1/16th of the RSUs subject to the award vested on May 5, 2022 and an additional 1/16th of the RSUs shall vest quarterly thereafter, subject to continued service through the applicable vesting date. For additional information as to acceleration upon a change in control see the section titled “Executive Compensation — Potential Payments upon Termination or Change of Control.”
(9) 1/16th of the RSUs subject to the award vested on June 5, 2023 and an additional 1/16th of the RSUs shall vest quarterly thereafter, subject to continued service through the applicable vesting date. For additional information as to acceleration upon a change in control see the section titled “Executive Compensation — Potential Payments upon Termination or Change of Control.”
(10) 1/16th of the RSUs subject to the award vested on December 5, 2021 and an additional 1/16th of the RSUs shall vest quarterly thereafter, subject to continued service through the applicable vesting date. For additional information as to acceleration upon a change in control see the section titled “Executive Compensation — Potential Payments upon Termination or Change of Control.”
(11) Effective March 19, 2024, Mr. Srivatsan serves as our Chief Business Officer, is no longer serving as our Chief Operating Officer and is no longer considered an executive officer of the Company.
(12) The RSUs service-vest over a four-year period, with 25% of the RSUs vesting on April 5, 2023 and 1/16th of the RSUs vesting quarterly thereafter, subject to continued service through the applicable vesting date. For additional information as to acceleration upon a change in control see the section titled “Executive Compensation — Potential Payments upon Termination or Change of Control.”
2024 Stock Option Exercises and Stock Vested Table
The following table presents, for each of our named executive officers, the number of shares of our common stock acquired upon the exercise of stock options during fiscal 2024 and the aggregate value realized upon the exercise of stock options.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)(2)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(3)
Tomer Weingarten	1,342,580	24,105,989	209,766	3,479,055
David Bernhardt	114,222	1,759,450	82,297	1,368,657
Keenan Conder	—	—	82,080	1,372,455
Richard Smith, Jr.	485,666	4,423,616	117,427	1,963,467
“Vats” Narayanan Srivatsan	—	—	221,507	3,786,880
(1) These values assume that the fair market value of the Class B common stock underlying certain of the stock options, which is not listed or approved for trading on or with any securities exchange or association, is equal to the fair market value of our Class A common stock. Each share of Class B common stock is convertible into one share of Class A common stock at any time at the option of the holder or upon certain transfers of such shares.
(2) The aggregate value realized upon the exercise of a stock option represents the difference between the aggregate market price of the shares of our Class A common stock (which for any stock option with respect to Class B common stock is assumed to be equal to our Class A common stock as described in footnote (1) above) on the date of exercise and the aggregate exercise price of the stock option.
(3) The aggregate value realized upon the vesting and settlement of an RSU represents the aggregate market price of the shares of our Class A common stock on the date of settlement.

Executive Offer Letters
We have entered into offer letters with each of our named executive officers setting forth the terms and conditions of employment for each of our named executive officers.
Tomer Weingarten
In May 2021, we entered into a confirmatory offer letter with Mr. Weingarten. The letter agreement does not have a specific term and provides that Mr. Weingarten is an at-will employee. Mr. Weingarten is eligible to receive variable bonus compensation in accordance with our bonus policies and at the sole discretion of our Board. As of January 31, 2024, Mr. Weingarten’s annual base salary was $600,000 and his target annual bonus was $600,000.
David Bernhardt
In May 2021, we entered into a confirmatory offer letter with Mr. Bernhardt. The letter agreement does not have a specific term and provides that Mr. Bernhardt is an at-will employee. Mr. Bernhardt is eligible to receive variable bonus compensation in accordance with our bonus policies and at the sole discretion of our Board. As of January 31, 2024, Mr. Bernhardt’s annual base salary was $425,000 and his target annual bonus was $255,000.
Richard Smith, Jr.
In May 2021, we entered into a confirmatory offer letter with Mr. Smith. The letter agreement does not have a specific term and provides that Mr. Smith is an at-will employee. Mr. Smith is eligible to receive variable bonus compensation in accordance with our bonus policies and at the sole discretion of our Board. As of January 31, 2024, Mr. Smith’s annual base salary was $450,000 and his target annual bonus was $270,000.
Keenan Conder
In June 2021, we entered into a confirmatory offer letter with Mr. Conder, effective August 2021, when Mr. Conder commenced his employment with us. The letter agreement does not have a specific term and provides that Mr. Conder is an at-will employee. Mr. Conder is eligible to receive variable bonus compensation in accordance with our bonus policies and at the sole discretion of our Board. As of January 31, 2024, Mr. Conder’s annual base salary was $425,000 and his target annual bonus was $255,000.
“Vats” Narayanan Srivatsan
In February 2022, we entered into a confirmatory offer letter with Mr. Srivatsan, effective April 2022 when Mr. Srivatsan commenced his employment with us. The letter agreement does not have a specific term and provides that Mr. Srivatsan is an at-will employee. Mr. Srivatsan is eligible to receive variable bonus compensation in accordance with our bonus policies and at the sole discretion of our Board. As of January 31, 2024, Mr. Srivatsan’s annual base salary was $450,000 and his target annual bonus was $450,000.
In March 2024, we entered into a letter agreement with Mr. Srivatsan, effective March 2024, pursuant to which Mr. Srivatsan transitioned from the role of Chief Operating Officer to the new role of Chief Business Officer. Mr. Srivatsan’s service in the role of Chief Business Officer does not have a specific term and does not change his status as an at-will employee or his cash compensation from the Company.
Pursuant to the letter agreement with Mr. Srivatsan, the period during which Mr. Srivatsan may assert “good reason” pursuant to his change in control and severance agreement due to his transition to the role of Chief Business Officer has been extended through December 31, 2024. If Mr. Srivatsan provides notice of his intent to assert “good reason,” or if we provide Mr. Srivatsan with notice of a termination without “cause,” in either case on or prior to December 31, 2024, then, subject to Mr. Srivatsan’s compliance with the requirements of his change in control and severance agreement, we will enter into a consulting agreement with Mr. Srivatsan and pursuant to such consulting agreement, Mr. Srivatsan will remain eligible to vest in his outstanding RSU awards for twelve months from the date the consulting agreement is entered into but will cease to receive a base salary and cease to be eligible for a bonus.
In addition, in March 2024, he was granted two new equity awards: an award of RSUs with a target value of $2,500,000 and an award of PSUs with a target value of $2,500,000 and a maximum value of $3,125,000. The RSU award is subject to time-based vesting over a period of two-years. The PSU award is subject to performance-based vesting based on the amount of revenue generated from contractual agreements established with certain strategic partners of the Company during the period commencing on February 1, 2024 and ending on December 31, 2024.

Except as set forth in the section titled “—Potential Payments upon Termination or Change of Control” below, Mr. Srivatsan must remain in continuous employment with us through the end of the performance period in order for any portion of the PSUs to vest.
Potential Payments upon Termination or Change of Control
We adopted arrangements for our named executive officers that provide for payments and benefits on termination of employment or upon a termination in connection with a change of control.
Under these arrangements, in the event that any of our named executive officers, are terminated without “cause” or resigns for “good reason” within three months before or twelve months following a “change of control” of the Company, he or she will be entitled to: (i) an amount equal to twelve months (eighteen months for Mr. Weingarten) of his or her base salary at the rate in effect immediately prior to such termination plus his or her then-current annual target bonus opportunity, payable in a cash lump-sum and (ii) to the extent the named executive officer timely elects to receive continued coverage under our group-healthcare plans, we will continue to pay the employer portion of the participant’s premium payments for such continued coverage for a period ending on the earlier of (x) twelve months following the termination date (eighteen months for Mr. Weingarten) and (y) the date that the named executive officer becomes eligible for coverage under another employer’s plans. In addition, each of our named executive officer’s outstanding equity awards, excluding awards that would otherwise vest contingent upon remaining-unsatisfied performance criteria, will become vested and exercisable, as applicable, with respect to 100% of the underlying shares. All such severance payments and benefits will be subject to each named executive officer’s execution of a general release of claims against us.
Additionally, in the event that our named executive officers are terminated without “cause” or resign for “good reason” outside of the period of three months before or twelve months after a “change of control,” he or she will be entitled to (i) an amount equal to six months (twelve months for Mr. Weingarten) of his or her base salary at the rate in effect immediately prior to such termination, payable in a cash lump-sum and (ii) to the extent the named executive officer timely elects to receive continued coverage under our group-healthcare plans, we will continue to pay the employer portion of the participant’s premium payments for such continued coverage for a period ending on the earlier of (x) six months following the termination date (twelve months for Mr. Weingarten) and (y) the date that the named executive officer becomes eligible for coverage under another employer’s plans. Finally, in the event that Mr. Weingarten is terminated without “cause,” the vesting of each of his outstanding equity awards, excluding awards that would otherwise vest contingent upon remaining-unsatisfied performance criteria, shall accelerate as if he had completed an additional six months of continuous service. All such severance payments and benefits will be subject to each named executive officer’s execution of a general release of claims against us.
Outstanding equity awards granted to our named executive officers on or after March 24, 2021, are and will be governed by the rules described above, whereas outstanding equity awards granted to our named executive officers, prior to March 24, 2021, will remain subject to their original specific acceleration terms. For the avoidance of doubt, the stock option awards, granted to Messrs. Weingarten and Smith on March 24, 2021 will be governed by the rules described in the preceding paragraphs.
Outstanding equity awards granted prior to March 24, 2021 to our named executive officers will therefore become vested and exercisable, as applicable, with respect to 50% of the underlying shares in the event that (i) they are terminated without “cause” or resign for “good reason” or (ii) in the event of a “change of control” of the Company, and with respect to 100% of the underlying shares in the event that they are terminated without “cause” or resigns for “good reason” within three months before or twelve months following a “change of control” of the Company.
Notwithstanding the foregoing, pursuant to that certain letter agreement with Mr. Srivatsan, dated March 2024, the period during which Mr. Srivatsan may assert “good reason” pursuant to his change in control and severance agreement due to his transition to the role of Chief Business Officer has been extended through December 31, 2024. In addition, if Mr. Srivatsan provides notice of his intent to assert “good reason,” or if we provide Mr. Srivatsan with notice of a termination without “cause,” in either case on or prior to December 31, 2024, then, subject to Mr. Srivatsan’s compliance with the requirements of his change in control and severance agreement, we will enter into a consulting agreement with Mr. Srivatsan pursuant to which he will remain eligible to vest in his outstanding RSU awards for twelve months from the date the consulting agreement is entered into.

As to Mr. Srivatsan’s PSU award granted in connection with his transition to the role of Chief Business Officer, in the event that Mr. Srivatsan is terminated without “cause” during the performance period, then any portion of the PSUs that are outstanding at the time of such termination shall accelerate and become vested at target levels, subject to Mr. Srivatsan’s execution of a release of claims. Further, in the event that we are subject to a “change in control” during the performance period, then the performance vesting criteria for the PSUs shall be deemed achieved at target levels, but Mr. Srivatsan will remain required to continue in service through the end of the performance period in order for the PSUs to vest and settle into shares, provided that if Mr. Srivatsan is terminated without “cause” or resigns for “good reason” following the “change of control,” the then outstanding portion of Mr. Srivatsan’s PSUs will vest and settle into shares.
The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for each of our eligible named executive officers in accordance with the arrangements described above in effect on January 31, 2024. Except where otherwise noted, payments and benefits are estimated assuming that the triggering event took place on January 31, 2024, and the price per share of our Class A common stock is the closing price on the New York Stock Exchange as of January 31, 2024 ($26.80). There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, of if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.

Named Executive Officer	Termination of Employment No Change-of-Control				Termination of Employment Change-of-Control
	Severance Payment ($)	Medical Benefits Continuation ($)	Accelerated Vesting of Equity Awards ($)	Total ($)	Severance Payment ($)	Medical Benefits Continuation ($)	Accelerated Vesting of Equity Awards ($)	Total ($)
Tomer Weingarten	600,000	30,719	12,291,771	12,922,490	1,500,000	46,078	58,472,909	60,018,987
David Bernhardt	212,500	16,575	—	229,075	680,000	33,149	16,204,652	16,917,801
Richard Smith Jr.	225,000	16,575	—	241,575	720,000	33,149	15,497,474	16,250,623
Keenan Conder	212,500	16,575	—	229,075	680,000	33,149	6,839,253	7,552,402
“Vats” Narayanan Srivatsan(1)	225,000	16,575	—	241,575	900,000	33,149	11,422,991	12,356,140
(1) Effective March 19, 2024, Mr. Srivatsan serves as our Chief Business Officer, is no longer serving as our Chief Operating Officer and is no longer considered an executive officer of the Company.
Policy on Hedging and Pledging of Our Securities
We have an Insider Trading Policy, which, among other things, prohibits our directors, officers, employees and consultants from engaging in derivative securities transactions, including hedging, with respect to our securities. In addition, no such person may pledge our securities as collateral in a margin account or as collateral for a loan without prior consent of our Chief Legal Officer.

CEO Pay Ratio
Under Item 402(u) of Regulation S-K under the Securities Act and the rules adopted pursuant to the Dodd-Frank Act, we are required to calculate and disclose the total compensation paid to our median paid employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to Tomer Weingarten, our Chief Executive Officer (the “CEO Pay Ratio”).
Our median employee compensation in fiscal 2024 as calculated using Summary Compensation Table requirements was $220,300. Our Chief Executive Officer’s compensation in fiscal 2024 as reported in the Summary Compensation Table was $16,544,088. Therefore, our CEO Pay Ratio for fiscal 2024 is approximately 75:1.
Methodology and Pay Ratio
We identified the median employee using our employee population on December 31, 2023 (including all employees, whether employed on a full-time, part-time, seasonal or temporary basis, and excluding contractors and other non-employee workers). Under the relevant rules, we are required to identify the median employee by use of a “consistently applied compensation measure” (“CACM”). We chose a CACM that closely approximates the annual target total compensation of our employees. Specifically, we identified the median employee by aggregating, for each employee as of December 31, 2023: (1) annual base pay, (2) annual target cash incentive opportunity, and (3) the grant date fair value for equity awards granted in fiscal 2024. In identifying the median employee, we annualized the compensation values of individuals that joined our Company during fiscal 2024. Compensation paid in foreign currencies was converted to U.S. dollars based on the average of daily exchange rates over the full 2023 calendar year. After applying our CACM methodology, we identified the median employee. Once the median employee was identified, we calculated the median employee's annual total compensation in accordance with the requirements of the Summary Compensation Table.
This information is being provided for compliance purposes and is a reasonable estimate calculated in a manner consistent with the SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. Neither the Compensation Committee nor management of the Company used the CEO Pay Ratio measure in making compensation decisions.

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for our principal executive officer, who is our CEO, and our other named executive officers (“Non-CEO NEOs”) and our performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. The SEC adopted these disclosure requirements in August 2022 after we made compensation decisions for fiscal 2022 and fiscal 2023. For further information concerning our pay-for-performance philosophy and how we structure our executive compensation to drive and reward performance, refer to the section titled “Compensation Discussion and Analysis.” The information contained in this “—Pay Versus Performance” section will not be incorporated into any of our filings under the Securities Act or the Exchange Act, except to the extent we specifically incorporate such information by reference therein. The amounts shown for “Compensation Actually Paid” have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by our named executive officers; these amounts reflect the 2024 Summary Compensation Table total with certain adjustments as described in the following table and footnotes.

					Value of Initial Fixed $100 Investment Based on:
Fiscal Year	Summary Compensation Table Total for CEO(1)(2) ($)	Compensation Actually Paid to CEO(3) ($)	Average Summary Compensation Table Total for Non-CEO NEOs(4) ($)	Average Summary Actually Paid to Non-CEO NEOs(5) ($)	Total Shareholder Return(6) ($)	Peer Group Total Shareholder Return(7) ($)	Net Income (Loss)(8) ($ millions)	Revenue(9) ($ millions)
2024	16,544,088	83,237,906	7,600,744	21,594,219	63.06	139.33	(338.7)	621.2
2023	13,522,362	(183,133,426)	8,746,750	(11,381,739)	35.51	92.83	(378.7)	422.2
2022	95,395,534	352,126,254	9,324,321	17,064,767	105.29	110.11	(271.1)	204.8
(1) Mr. Weingarten our CEO, has served as our principal executive officer for the entirety of fiscal 2024, fiscal 2023, and fiscal 2022. Our Non-CEO NEOs for fiscal 2024 were Messrs. Bernhardt, Conder, Smith, and Srivatsan; for fiscal 2023, Messrs. Bernhardt, Conder, Smith, Srivatsan, and Nicholas Warner; and for fiscal 2022, Messrs. Smith and Conder.
(2) Amounts reported in these columns represent (i) the total compensation reported in the Summary Compensation Table for the applicable year for our CEO and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for our Non-CEO NEOs.
(3) Amounts for each fiscal year do not reflect the actual amount of compensation earned by or paid to Mr. Weingarten during the applicable year. The amounts reported in this column for fiscal 2024 were calculated by making the following adjustments to amounts reported for Mr. Weingarten in the “Summary Compensation Table” in the “Total” column, in accordance with Item 402(v) of Regulation S-K:
a.We deducted $15.1 million reported in the Summary Compensation Table, reflecting the grant date fair value of awards.
b.We added $36.3 million reflecting the fair value of awards granted in the fiscal year that were outstanding and unvested as of the end of the fiscal year.
c.We added $39.3 million representing the change in fair value of any awards granted in prior years that were outstanding and unvested as of the end of the fiscal year.
d.We added $2.2 million representing the change in fair value of awards that were granted and vested in the same fiscal year.
e.We added $3.9 million representing the change in fair value for awards granted in prior years that vested in the fiscal year.
PSU awards granted in fiscal 2024 failed to meet vesting conditions as of January 31, 2024 and therefore are not included in the table above. No dividends or earnings were paid, and there were no changes in pension values as we do not sponsor any pensions.
(4) Represents, for each applicable year, the average of the amounts reported in the “Summary Compensation Table” in the “Total” column for the Non-CEO NEOs as a group. The Non-CEO NEOs included for purposes of calculating the average amounts in each applicable year are as follows: for fiscal 2024, Messrs. Bernhardt, Conder, Smith, and Srivatsan; for fiscal 2023, Messrs. Bernhardt, Conder, Smith, Srivatsan, and Warner; and for fiscal 2022, Messrs. Smith and Conder. Mr. Warner received a lump sum severance payment of $225,000 in fiscal 2023 in connection with his resignation on November 7, 2022.
(5) Amounts for each fiscal year do not reflect the actual average of reported amounts of compensation earned by or paid to the Non-CEO NEOs during the applicable year. The amounts reported in this column for fiscal 2024 were calculated by making the following adjustments to average total compensation for the Non-CEO NEOs, using the same methodology described above in footnote (3):
a.We deducted $6.8 million reported in the Summary Compensation Table, reflecting the grant date fair value of awards.
b.We added $16.5 million reflecting the fair value of awards granted in the fiscal year that were outstanding and unvested as of the end of the fiscal year.

c.We added $2.9 million representing the change in fair value of any awards granted in prior years that were outstanding and unvested as of the end of the fiscal year.
d.We added $1.0 million representing the change in fair value of awards that were granted and vested in the same fiscal year.
e.We added $0.4 million representing the change in fair value for awards granted in prior years that vested in the fiscal year.
No dividends or earnings were paid, and there were no changes in pension values as we do not sponsor any pensions.
(6) Assumes an initial investment of $100.00 in our Class A common stock on June 30, 2021, the date of our initial public offering. Historic stock price performance is not necessarily indicative of future stock price performance. There were no dividends or other earnings paid in the covered fiscal years.
(7) The peer group used for the purpose of this disclosure in each covered year is the S&P 500 Information Technology Index which we also use in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report. This column assumes $100.00 was invested in this peer group on June 30, 2021 (same period as used for footnote (6) above).
(8) The amounts shown reflect the net loss reported in our audited financial statements for the applicable fiscal year.
(9) We selected revenue as our company-selected measure because in fiscal 2024, the annual bonus was linked to revenue.
Analysis of the Information Presented in the Pay Versus Performance Table
“Compensation actually paid” (“CAP”), as required under the Securities Act, reflects cash compensation actually paid as well as adjusted values to unvested and vested equity awards during the years shown in the table based on year-end stock prices, various accounting valuation assumptions, and projected performance modifiers but does not reflect actual amounts paid out for those awards which can only be determined upon the ultimate sale of the stock underlying such awards. “Compensation actually paid” generally fluctuates due to stock price achievement and varying levels of projected and actual achievement of performance goals (as applicable). We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. For a discussion of how our Compensation Committee assessed “pay-for-performance” and how our executive compensation program is designed to link executive compensation with the achievement of our financial and strategic objectives as well as stockholder value creation each year, see the section titled “Compensation Discussion and Analysis.”

CAP versus TSR
Below is a graph showing the relationship of compensation actual paid to our CEO and Non-CEO NEOs for fiscal 2022, fiscal 2023, and fiscal 2024 to total shareholder return of both our Class A common stock and the S&P 500 Information Technology Index.

CAP vs. TSR
$400,000
$200,000
$0
-$200,000
-$400,000
CAP $ in thousands
$200.00
$150.00
$100.00
$50.00
$0.00
TSR (Value of initial $100 Investment)
$352,126
$110.11
$17,065
$105.29
$92.83
-$11,382
-$183,133
$35.51
$139.33
$83,238
$21,594
$63.06
2022
2023
2024
CAP to CEO
Average CAP to Non-CEO NEOs
Company TSR
S&P 500 IT Index Cumulative TSR

CAP versus Net Income (Loss)
Below is a graph showing the relationship of compensation actual paid to our CEO and Non-CEO NEOs for fiscal 2022, fiscal 2023, and fiscal 2024 to our net income (loss).

CAP vs. Net Income
$400,000
$200,000
$0
-$200,000
-$400,000
CAP $ in thousands
$0
-$100
-$200
-$300
-$400
Net Income $ in millions
$352,126
$17,065
-$183,133
-$11,382
$83,238
$21,594
-$271
-$379
-$339
2022
2023
2024
CAP to CEO
Average CAP to Non-CEO NEOs
Net Income

CAP versus Company-Selected Measure
Below is a graph showing the relationship of compensation actual paid to our CEO and Non-CEO NEOs for fiscal 2022, fiscal 2023, and fiscal 2024 to our revenue.

CAP vs. Revenue
CAP to CEO
Average CAP to Non-CEO NEOs
Revenue
$400,000
$200,000
$0
-$200,000
-$400,000
$800
$600
$400
$200
$0
CAP $ in thousands
Revenue $ in millions
$352,126
$17,065
$205
$422
-$183,133
-$11,382
$621
$83,238
$21,594
2022
2023
2024

Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measure that we believe to have been the most important in linking Compensation Actually Paid to our CEO and Non-CEO NEOs to our Company performance. We did not use any other performance measures in linking Compensation Actually Paid to our CEO and Non-CEO NEOs to our performance.

Financial Performance Measures
Revenue
ARR
Non-GAAP Operating Income Margin
Stock Price

Limitations on Liability and Indemnification Matters
Our Restated Certificate of Incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the DGCL. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:
•any breach of the director’s duty of loyalty to us or our stockholders;
•any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or
•any transaction from which the director derived an improper personal benefit.
Further, if the proposed amendments to our Restated Certificate of Incorporation described in Proposal No. 4 is adopted by our stockholders (and is not abandoned by our Board prior to the effectiveness thereof), our Amended and Restated Certification of Incorporation will contain provisions that eliminate the personal liability of certain of our officers to the corporation or our stockholders for monetary damages for breach of fiduciary duty to the fullest extent permitted by the DGCL. Consequently, assuming the proposed amendments to our Amended and Restated Certificate of Incorporation described in Proposal No. 4 become effective, certain of our officers will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as officers, except liability for:
•any breach of the officer’s duty of loyalty to us or our stockholders;
•any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•any transaction from which the officer derived an improper personal benefit; or
•any claim brought by or in the right of the corporation, such as a derivative claim.
The officers whose personal liability would be eliminated as described above consist of (i) a corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) an individual identified in public filings as one of the most highly compensated officers of the corporation; and (iii) an individual who, by written agreement with the corporation, has consented to be identified as an officer for purposes of Delaware’s long-arm jurisdiction statute.
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors, officers, and certain of our other employees, in addition to the indemnification provided for in our Restated Certificate of Incorporation and amended and restated bylaws. These agreements, among other things, require us to indemnify our directors, officers and key employees for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts actually and reasonably incurred by such director, officer or key employee in any action or proceeding arising out of their service to us or any of our subsidiaries or any other company or enterprise to which the person provides services at our request. Subject to certain limitations, our indemnification agreements also require us to advance expenses incurred by our directors, officers, and key employees for the defense of any action for which indemnification is required or permitted.
We believe that these provisions of our Restated Certificate of Incorporation and indemnification agreements are necessary to attract and retain qualified persons such as directors, officers, and key employees. We also maintain directors’ and officers’ liability insurance.
The limitation of liability and indemnification provisions in our Restated Certificate of Incorporation and amended and restated bylaws or in these indemnification agreements may discourage stockholders from bringing a lawsuit against our directors and officers for breaches of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling us, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Equity Compensation Plan Information
The following table summarizes information about our equity compensation plans as of January 31, 2024. As of January 31, 2024, our equity compensation plans consisted of the SentinelOne, Inc. 2021 Equity Incentive Plan (“2021 Plan”), the SentinelOne, Inc. 2013 Equity Incentive Plan (“2013 Plan”), the Attivo Networks, Inc. 2011 Equity Incentive Plan (“2011 Attivo Plan”), and the Scalyr, Inc. 2011 Stock Incentive Plan (“2011 Scalyr Plan”), as well as the SentinelOne 2021 Employee Stock Purchase Plan (“ESPP”). Information is included for equity compensation plans approved by our stockholders. We do not have any non-stockholder approved equity compensation plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted- average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	48,566,307⁽²⁾	5.63⁽³⁾	44,601,493⁽⁴⁾⁽⁵⁾
Equity compensation plans not approved by security holders	—	—	—
Total	48,566,307	5.63	44,601,493
(1) Includes the 2021 Plan, the 2013 Plan, the 2011 Attivo Plan, and the 2011 Scalyr Plan. The amount in column (c) includes shares of our Class A common stock issuable under the ESPP.
(2) Includes 27,406,457 shares of Class A common stock subject to options and RSUs and 21,159,850 shares of Class B common stock subject to options, RSUs, and PSUs outstanding as of January 31, 2024 that were issued under the 2021 Plan, the 2013 Plan, the 2011 Attivo Plan, and the 2011 Scalyr Plan. This amount does not include any shares issuable under ESPP.
(3) Indicates a weighted average price for 21,159,850 options under the 2021 Plan, the 2013 Plan, the 2011 Attivo Plan, and the 2011 Scalyr Plan. It does not take into account RSUs or PSUs, which do not have an exercise price.
(4) As of January 31, 2024, an aggregate of 35,297,793 shares of Class A common stock were available for issuance under the 2021 Plan. The number of shares available for issuance under the 2021 Plan includes an annual increase on the first day of each fiscal year, by the number of shares equal to five (5%) of the aggregate number of outstanding shares of all classes of our common stock (on an as-converted basis) as of the immediately preceding January 31, or a lesser number as may be determined by our Compensation Committee, or by our Board acting in place of our Compensation Committee.
(5) As of January 31, 2024, an aggregate of 9,303,700 shares of Class A common stock were available for issuance under the ESPP. The number of shares available for issuance under the ESPP will also include an annual increase on the first day of each fiscal year, by the number of shares equal to one percent (1%) of the aggregate number of outstanding shares of all classes of our common stock (on an as-converted basis) as of the immediately preceding January 31, or a lesser number as may be determined by our Compensation Committee, or by our Board acting in place of our Compensation Committee.

RELATED PERSON TRANSACTIONS
Related Person Transactions
The following is a summary of transactions since February 1, 2023 to which we have been or will be a party, in which the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors, nominees for director, promoters or beneficial holders of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest, other than compensation arrangements which are described under the section titled “Executive Compensation.”
Indemnification of Officers and Directors
We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our amended and restated bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to certain limitations, our amended and restated bylaws also require us to advance expenses incurred by our directors and officers.
Policies and Procedures for Related Party Transactions
Our Board adopted a Related Party Transactions Policy which provides that our Audit Committee is responsible for reviewing and approving any related party transaction, taking into account whether the transaction is on an arms-length basis, whether there are business reasons for the transaction, whether the transaction would impair a director’s independence and whether the related party transaction would present an improper conflict of interest. Our Related Party Transaction Policy applies to any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we are to be a participant, the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. Our Audit Committee approves all of our related party transactions.
We believe that we have executed all the transactions described above on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future related party transactions are approved by our Audit Committee, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

SECURITY OWNERSHIP
The following table sets forth the beneficial ownership of our capital stock as of April 15, 2024 by:
•each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of our common stock;
•each of our named executive officers;
•each of our directors and nominees for director; and
•all executive officers and directors as a group.
Applicable percentage ownership is based on 284,787,429 shares of Class A common stock and 26,223,766 shares of Class B common stock outstanding at April 15, 2024. Shares of common stock issuable upon the exercise of stock options exercisable or pursuant to RSUs that may vest and settle within 60 days of April 15, 2024, are deemed to be outstanding and beneficially owned by the person holding the options, or the RSUs, for the purpose of computing the percentage of beneficial ownership of that person and any group of which that person is a member, but are not deemed outstanding for the purpose of computing the percentage of beneficial ownership for any other person.
Unless otherwise indicated in the footnotes below, each stockholder named in the following table possesses sole voting and investment power over the shares listed. The information does not necessarily indicate beneficial ownership for any other purpose. Unless otherwise noted below, the address of each person listed on the table is c/o SentinelOne, Inc., 444 Castro Street, Suite 400, Mountain View, CA 94104.

	Shares Beneficially Owned				Total Voting Power
	Class A		Class B
Name of Beneficial Owners	Shares	%	Shares	%	%
Named Executive Officers and Directors:
Tomer Weingarten(1)	181,746	*	8,663,985	28.81%	19.56%
Shares subject to voting proxy(2)	4,607,784	1.62%	—	—	*
Total	4,789,530	1.68%	8,663,985	28.81%	20.09%
David Bernhardt(3)	143,211	*	1,622,848	5.83%	3.87%
Keenan Conder(4)	142,669	*	—	—	*
Richard Smith, Jr(5)	54,187	*	58,334	*	*
“Vats” Narayanan Srivatsan(6)	185,812	*	—	—	*
Charlene T. Begley(7)	28,360	*	28,875	*	*
Aaron Hughes(8)	16,501	*	40,000	*	*
Mark S. Peek(9)	97,175	*	40,000	*	*
Daniel Scheinman(10)	50,779	*	1,423,149	5.43%	3.52%
Ana G. Pinczuk(11)	18,325	*	—	—	*
Teddie Wardi(12)	—	—	—	—	—
All executive officers and directors as a group (11 persons)(13)	5,526,549	1.94%	11,877,191	37.28%	26.36%

Greater than 5% Stockholders:
Entities affiliated with Insight(14)	5,272,549	1.85%	18,873,681	71.97%	47.30%
Entities affiliated with The Vanguard Group(15)	25,158,987	8.83%	—	—	3.11%
BlackRock, Inc.(16)	15,569,041	5.47%	—	—	1.92%
* Less than one percent.
(1) Consists of (i) 85,996 shares of Class A common stock directly held by Mr. Weingarten, (ii) 95,750 shares of Class A common stock subject to RSUs scheduled to vest and settle within 60 days of April 15, 2024, (iii) 4,392,653 shares of Class B common stock held directly by Mr. Weingarten, (iv) 423,629 shares of Class B common stock held by a trust over whose trustee Mr. Weingarten can exercise remove and replace powers, and (v) 3,847,703 shares underlying stock options to purchase Class B common stock that are exercisable within 60 days of April 15, 2024. 4,171,153 of the shares of Class B common stock held directly by Mr. Weingarten are pledged as collateral to secure personal indebtedness pursuant to a security and pledge agreement.

(2) Consists of shares of our Class A common stock held by Almog Cohen, our co-founder and former director, over which, except under limited circumstances, Mr. Weingarten holds an irrevocable proxy, pursuant to the Irrevocable Proxy Agreement, dated as of June 17, 2021, by and between Mr. Weingarten and Mr. Cohen. Pursuant to the Irrevocable Proxy Agreement, Mr. Cohen granted Mr. Weingarten an irrevocable proxy to vote all shares of Class B common stock and other voting securities held by Mr. Cohen at Mr. Weingarten’s discretion on all matters to be voted upon by our stockholders. We do not believe that the parties to the Irrevocable Proxy Agreement constitute a “group” under Section 13 of the Exchange Act, as Mr. Weingarten exercises voting control over these shares.
(3) Consists of (i) 108,594 shares of Class A common stock held directly by Mr. Bernhardt, (ii) 34,617 shares of Class A common stock subject to RSUs scheduled to vest and settle within 60 days of April 15, 2024, and (iii) 1,622,848 shares underlying stock options to purchase Class B common stock that are exercisable within 60 days of April 15, 2024.
(4) Consists of (i) 111,287 shares of Class A common stock held directly by Mr. Conder and (ii) 31,382 shares of Class A common stock subject to RSUs scheduled to vest and settle within 60 days of April 15, 2024.
(5) Consists of (i) 54,187 shares of Class A common stock subject to RSUs scheduled to vest and settle within 60 days of April 15, 2024, and (ii) 58,334 shares underlying stock options to purchase Class B common stock that are exercisable within 60 days of April 15, 2024.
(6) Consists of (i) 158,847 shares of Class A common stock held directly by Mr. Srivatsan and (ii) 26,965 shares of Class A common stock subject to RSUs scheduled to vest and settle within 60 days of April 15, 2024.
(7) Consists of (i) 19,644 shares of Class A common stock held directly by Ms. Begley, (ii) 465 shares of Class A common stock held by the 2014 Irrevocable Trust FBO Jordan L. Begley, of which Ms. Begley is co-trustee, (iii) 465 shares of Class A common stock held by the 2014 Irrevocable Trust FBO Paige Begley, of which Ms. Begley is co-trustee, (iv) 465 shares of Class A common stock held by the 2014 Irrevocable Trust FBO Jennifer Elizabeth Begley, of which Ms. Begley is co-trustee, (v) 7,321 shares of Class A common stock underlying restricted stock units which have vested but for which settlement has been deferred pursuant to an election made by Ms. Begley under our Outside Director Compensation Policy, and (vi) 28,875 shares underlying stock options to purchase Class B common stock that are exercisable within 60 days of April 15, 2024.
(8) Consists of (i) 11,094 shares of Class A common stock held directly by Mr. Hughes, (ii) 5,407 shares of Class A common stock underlying restricted stock units which have vested but for which settlement has been referred pursuant to an election made by Mr. Hughes under our Outside Director Compensation Policy, and (iii) 40,000 shares underlying stock options to purchase Class B common stock that are exercisable within 60 days of April 15, 2024.
(9) Consists of (i) 9,644 shares of Class A common stock held directly by Mr. Peek, (ii) 80,000 shares of Class A common stock beneficially owned by Mr. Peek as trustee of the Omega Living Trust dated August 6, 2015, (iii) 7,531 shares of Class A common stock underlying restricted stock units which have vested but for which settlement has been referred pursuant to an election made by Mr. Peek under our Outside Director Compensation Policy, and (iv) 40,000 shares underlying stock options to purchase Class B common stock that are exercisable within 60 days of April 15, 2024.
(10) Consists of (i) 22,629 shares of Class A common stock held directly by Mr. Scheinman, (ii) 28,150 shares of Class A common stock held by the Dan and Zoe Scheinman Family Trust, dated 2/23/01 (the “Scheinman Family Trust”) over which Mr. Scheinman is trustee and a beneficiary and has sole voting and dispositive power, and (iii) 1,423,149 shares of Class B common stock held by the Scheinman Family Trust.
(11) Consists of (i) 18,325 shares of Class A common stock held directly by Ms. Pinczuk and (ii) 5,240 shares of Class A common stock underlying restricted stock units which have vested but for which settlement has been deferred pursuant to an election made by Ms. Pinczuk under our Outside Director Compensation Policy.
(12) Mr. Wardi is a Managing Director at Insight Venture Management, LLC, the investment manager of Insight Partners (Cayman) XI, L.P., Insight Partners (Delaware) XI, L.P., Insight Partners (EU) XI, S.C.Sp., Insight Partners XI (Co-Investors) (B), L.P., Insight Partners XI (Co-Investors), L.P., Insight Partners XI, L.P., Insight Venture Partners X, L.P., Insight Venture Partners X (Co-Investors), L.P., Insight Venture Partners (Cayman) X, L.P. and Insight Venture Partners (Delaware) X, L.P., or Insight, and collectively, the Insight Entities, and does not have voting or investment power over the shares held by the Insight Entities. Mr. Wardi disclaims beneficial ownership of the Class B common stock held by the Insight Entities except to the extent of his pecuniary interest. See note (15) below for more information regarding Insight.
(13) The beneficial ownership of all executive officers and directors as a group includes (i) 5,258,149 shares of Class A common stock over which such persons held voting power or investment power on April 15, 2024, (ii) 25,499 shares of Class A common stock underlying restricted stock units which have vested but for which settlement has been deferred pursuant to our Outside Director Compensation Policy, (iii) 242,901 shares of Class A common stock subject to RSUs scheduled to vest and settle within 60 days of April 15, 2024, (iv) 6,239,431 shares of Class B common stock over which such persons held voting power or investment power on April 15, 2024, and (v) 5,637,760 shares of Class B common stock underlying stock options exercisable within 60 days after April 15, 2024.
(14) Based on a Schedule 13D/A filed with the SEC on April 10, 2024, by entities affiliated with Insight. According to the statement, such entities affiliated with Insight may be deemed to beneficially own an aggregate 5,272,549 shares of Class A common stock and 18,873,681 shares of Class B common stock as follows:

Reporting Person	Shares of Class A Common Stock (#)	Shares of Class B Common Stock (#)
Insight Venture Partners X, L.P.	2,344,067	8,621,691
Insight Venture Partners (Cayman) X, L.P.	1,922,163	7,069,890
Insight Venture Partners (Delaware) X, L.P.	371,824	1,367,601

Insight Venture Partners X (Co-Investors), L.P.	55,774	205,141
Insight Partners XI, L.P.	181,937	669,178
Insight Partners (Cayman) XI, L.P.	199,321	733,120
Insight Partners (Delaware) XI, L.P.	25,450	93,606
Insight Partners XI (Co-Investors), L.P.	3,030	11,143
Insight Partners XI (Co-Investors) (B), L.P.	4,176	15,359
Insight Partners (EU) XI, S.C.Sp.	23,640	86,952
Insight Partners Fund X Follow-On Fund, L.P.	52,394	—
Insight Partners Fund X (Cayman) Follow-On Fund, L.P.	74,589	—
Insight Partners Fund X (Delaware) Follow-On Fund, L.P.	9,132	—
Insight Partners Fund X (Co-Investors) Follow-On Fund, L.P.	5,052	—
Insight Venture Associates X, L.P.	4,693,828	17,264,323
Insight Venture Associates X, Ltd.	4,693,828	17,264,323
Insight Associates XI, L.P.	413,914	1,522,406
Insight Associates XI, Ltd.	413,914	1,522,406
Insight Associates (EU) XI, S.a.r.l.	23,640	86,952
Insight Associates Fund X Follow-On, L.P.	141,167	—
Insight Associates Fund X Follow-On, Ltd.	141,167	—
Insight Holdings Group, LLC	5,272,549	18,873,681

Each of Jeffrey L. Horing, Deven Parekh, Jeffrey Lieberman and Michael Triplett is a member of the board of managers of Insight Holdings and may be deemed to have shared voting and dispositive power over the shares held by each of the Funds. The foregoing is not an admission by any of Jeffrey L. Horing, Deven Parekh, Jeffrey Lieberman or Michael Triplett that he is the beneficial owner of the shares held by the Funds. The principal business office address for each of the foregoing persons is 1114 Avenue of the Americas, 36th Floor, New York, New York 10036.
(15) Based on a Schedule 13G/A filed with the SEC on April 10, 2024, by The Vanguard Group in its capacity as a registered investment adviser for its clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts. According to the statement, The Vanguard Group may be deemed to exercise (i) sole investment discretion over 24,808,602 shares of Class A common stock, (ii) shared investment discretion over 350,385 shares of Class A common stock, (iii) shared voting discretion over 91,381 shares of Class A common stock, and (iv) sole voting discretion over none of our securities. The principal business office address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.
(16) Based on a Schedule 13G filed with the SEC on January 29, 2024, by BlackRock, Inc. in its capacity as a parent holding company or control person. According to the statement, BlackRock may be deemed to exercise (i) sole investment discretion over 15,569,041 shares of Class A common stock, (ii) sole power to vote or direct the vote over 14,952,373 shares of Class A common stock, and (iii) shared investment discretion and voting power over no securities. The principal business office address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

OTHER MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (collectively, the “Reporting Persons”), to file reports of ownership and changes of ownership on Forms 3, 4 and 5 with the SEC. Such Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
Based solely on our review of the copies of such forms we have received and written representations from certain Reporting Persons that they filed all required reports, we believe that all of our executive officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them, with the exception of late Form 4 filings on May 11, 2023 by each of Tomer Weingarten, David Bernhardt, Keenan Conder, and Richard Smith, Jr. To the best of our knowledge, each late filing was due to administrative error.
2024 Annual Report
Our financial statements for fiscal 2024 are included in our annual report, which we will make available to stockholders at the same time as this Proxy Statement. You may also obtain a copy of our annual report, including the financial statements and the financial statement schedules, free of charge, by sending a written request to our Investor Relations department at SentinelOne, Inc., 444 Castro Street, Suite 400, Mountain View, CA 94104, Attention: Investor Relations.
Our annual report is also available at https://investors.sentinelone.com under “SEC Filings” in the “Financial Info” section of our website and on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Company Website
We maintain a website at www.sentinelone.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement, and references to our website address in this Proxy Statement are inactive textual references only.
Availability of Bylaws
A copy of our amended and restated bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

STOCKHOLDER PROPOSAL DEADLINES FOR 2025 ANNUAL MEETING OF STOCKHOLDERS
Stockholder Proposals for Inclusion in Proxy Statement
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our 2025 annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2025 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices not later than January 16, 2025. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:
SentinelOne, Inc.
Attn: Corporate Secretary
444 Castro Street, Suite 400
Mountain View, CA 94041
Pursuant to Rule 14a-8, if a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.
Stockholder Proposals and Director Nominations Not for Inclusion in Proxy Statement
Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders, including nominating directors in accordance with the SEC’s universal proxy rules, but do not intend for the proposal to be included in our proxy statement and for stockholders to nominate directors for election at an annual meeting of stockholders. In order to be properly brought before our 2025 annual meeting of stockholders, the stockholder must have given timely notice of such proposal or nomination, in proper written form. To be timely for our 2025 annual meeting of stockholders, a stockholder’s notice of a matter that the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to our Corporate Secretary at our principal executive offices:
•not earlier than 5:00 p.m. ET/ 2:00 p.m. PT on February 27, 2025, and
•not later than 5:00 p.m. ET/ 2:00 p.m. PT on March 29, 2025.
If we hold our 2025 annual meeting of stockholders more than 30 days before or more than 70 days after the one-year anniversary date of the Annual Meeting, or if no annual meeting was held in the preceding year, then such written notice must be received (a) no earlier than 5:00 p.m., Eastern Time, on the 120th day before the 2025 annual meeting of stockholders and no later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such annual meeting or 5:00 p.m., Eastern Time, on the 10th day following the day public announcement of the date of such meeting is first made.
To be in proper written form, a stockholder’s notice must include the specified information concerning the proposal or nominee as described in our amended and restated bylaws. Notices should be addressed to:
SentinelOne, Inc.
Attn: Corporate Secretary
444 Castro Street, Suite 400
Mountain View, CA 94041
For information on how to access our amended and restated bylaws, please see the section titled “Availability of Bylaws,” and for additional information regarding stockholder recommendations for director candidates, please see the section titled “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to our Board.”
*********

We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the proxy will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

BY ORDER OF THE BOARD OF DIRECTORS
Keenan Conder
Chief Legal Officer and Corporate Secretary
Mountain View, California

Appendix A
New Restated Certificate of Incorporation
SENTINELONE, INC.
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
SentinelOne, Inc., a Delaware corporation, hereby certifies as follows:
1.The name of this corporation is SentinelOne, Inc. The date of the filing of its original Certificate of Incorporation with the Secretary of State was January 23, 2013 under the name Sentinel Labs, Inc.
2.The Amended and Restated Certificate of Incorporation of this corporation attached hereto as Exhibit A, which is incorporated herein by this reference, and which restates, integrates and further amends the provisions of the Amended and Restated Certificate of Incorporation of this corporation, as previously amended and/or restated, has been duly adopted by this corporation’s Board of Directors and by the stockholders in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, this corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer and the foregoing facts stated herein are true and correct.
Dated: [___], 2024        SentinelOne, Inc.

    By:
    Name: Tomer Weingarten
    Title: President and Chief Executive Officer

Appendix A    A-1

EXHIBIT A
SENTINELONE, INC.
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
ARTICLE I: NAME
The name of this corporation is SentinelOne, Inc. (the “Corporation”).
ARTICLE II: AGENT FOR SERVICE OF PROCESS
The address of the registered office of the Corporation in the State of Delaware is 919 North Market Street, Suite 950, City of Wilmington, County of New Castle, 19801. The name of the registered agent of the Corporation in the State of Delaware at such address is Incorp Services, Inc.
ARTICLE III: PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “General Corporation Law”).
ARTICLE IV: AUTHORIZED STOCK
1.    Total Authorized.
1.1.    The total number of shares of all classes of stock that the Corporation has authority to issue is 1,850,000,000 shares, consisting of three classes: 1,500,000,000 shares of Class A Common Stock, $0.0001 par value per share (“Class A Common Stock”), 300,000,000 shares of Class B Common Stock, $0.0001 par value per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), and 50,000,000 shares of Preferred Stock, $0.0001 par value per share (the “Preferred Stock”).
1.2.    The number of authorized shares of Class A Common Stock or Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, and no vote of the holders of the Class A Common Stock or Class B Common Stock voting separately as a class shall be required therefor.
2.    Preferred Stock.
2.1.    The Corporation’s Board of Directors (“Board of Directors”) is authorized, subject to any limitations prescribed by the law of the State of Delaware, by resolution or resolutions adopted from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, and, by filing a certificate of designation pursuant to the applicable law of the State of Delaware (“Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, to fix the designation, powers (including voting powers), preferences and relative, participating, optional or other special rights (and the qualifications, limitations or restrictions thereof) of the shares of each such series and, except where otherwise provided in the applicable Certificate of Designation, to increase (but not above the total number of authorized shares of the Preferred Stock) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, unless a separate vote of the holders of one or more series is required pursuant to the terms of any Certificate of Designation.
2.2.    Except as otherwise expressly provided in this Amended and Restated Certificate of Incorporation (this “Restated Certificate of Incorporation”) (including any Certificate of Designation designating any series of Preferred Stock pursuant to the foregoing provisions of this Article IV), (i) any new series of Preferred Stock may be designated, fixed and determined as provided herein by the Board of Directors without approval of the
Appendix A    A-2

holders of the Class A Common Stock or the Class B Common Stock or the holders of the Preferred Stock, or any series thereof, and (ii) any such new series may have powers, preferences and rights, including, without limitation, voting powers, dividend rights, liquidation rights, redemption rights and conversion rights, senior to, junior to or pari passu with the rights of the Class A Common Stock or Class B Common Stock, any series of the Preferred Stock, or any future class or series of capital stock of the Corporation.
3.    Rights of Class A Common Stock and Class B Common Stock.
3.1.    Equal Status. Except as otherwise provided in this Restated Certificate of Incorporation or required by applicable law, shares of Class A Common Stock and Class B Common Stock shall have the same rights and powers, rank equally (including as to dividends and distributions, and upon any liquidation, dissolution or winding up of the Corporation, but excluding voting and other matters as described in Article IV Section 3.2 below), share ratably and be identical in all respects and as to all matters.
3.2.    Voting Rights. Except as otherwise expressly provided by this Restated Certificate of Incorporation or as required by law, the holders of shares of Class A Common Stock and Class B Common Stock shall (i) at all times vote together as a single class and not as separate series or classes on all matters (including the election of directors) submitted to a vote of the stockholders of the Corporation, (ii) be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”) and (iii) be entitled to vote upon such matters and in such manner as may be provided by applicable law; provided, however, that, except as otherwise required by law or this Restated Certificate of Incorporation, holders of shares of Class A Common Stock and Class B Common Stock shall not be entitled to vote on any amendment to this Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock). Except as otherwise expressly provided herein or required by applicable law, each holder of Class A Common Stock shall have the right to one (1) vote per share of Class A Common Stock held of record by such holder and each holder of Class B Common Stock shall have the right to twenty (20) votes per share of Class B Common Stock held of record by such holder.
3.3.    Dividends and Distribution Rights. Shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any dividends or distributions as may be declared and paid from time to time by the Board of Directors out of any assets of the Corporation legally available therefor; provided, however, that in the event a dividend is paid in the form of shares of Class A Common Stock or Class B Common Stock (or rights to acquire such shares), then holders of Class A Common Stock shall receive shares of Class A Common Stock (or rights to acquire such shares, as the case may be) and holders of Class B Common Stock shall receive shares of Class B Common Stock (or rights to acquire such shares, as the case may be), with holders of shares of Class A Common Stock and Class B Common Stock receiving, on a per share basis, an identical number of shares of Class A Common Stock or Class B Common Stock, as applicable. Notwithstanding the foregoing, the Board of Directors may pay or make a disparate dividend or distribution per share of Class A Common Stock or Class B Common Stock (whether in the amount of such dividend or distribution payable per share, the form in which such dividend or distribution is payable, the timing of the payment, or otherwise) if (i) such disparate dividend or distribution is approved in advance by the affirmative vote of the holders of a majority of the then-outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class or (ii) such disparate dividend or distribution is paid in the form of securities (or the right to receive securities) of another entity, and (A) the holders of Class A Common Stock receive securities entitling the holder thereof to cast one vote per security (or the right to receive such securities, as applicable) and (B) the holders of Class B Common Stock receive securities entitling the holder thereof to cast twenty (20) votes per security (or the right to receive such securities, as applicable). The terms of any securities distributed to stockholders pursuant to the preceding clause (ii) shall be substantially identical, other than with respect to voting rights.
3.4.    Subdivisions, Combinations or Reclassifications. Shares of Class A Common Stock or Class B Common Stock may not be subdivided, combined or reclassified unless the shares of the other class are concurrently therewith proportionately subdivided, combined or reclassified in a manner that maintains the same
Appendix A    A-3

proportionate equity ownership between the holders of the outstanding Class A Common Stock and Class B Common Stock on the record date for such subdivision, combination or reclassification; provided, however, that shares of one such class may be subdivided, combined or reclassified in a different or disproportionate manner if such subdivision, combination or reclassification is approved in advance by the affirmative vote of the holders of a majority of the then-outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.
3.5.    Liquidation, Dissolution or Winding Up. Subject to the preferential or other rights of any holders of Preferred Stock then outstanding, upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, holders of Class A Common Stock and Class B Common Stock will be entitled to receive ratably, on a per share basis, all assets of the Corporation available for distribution to its stockholders unless disparate or different treatment of the shares of each such class with respect to distributions upon any such liquidation, dissolution or winding up is approved in advance by the affirmative vote of the holders of a majority of the then-outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class; provided, that for the avoidance of doubt, consideration to be paid or received by a holder of Common Stock pursuant to any employment, consulting, severance or similar services arrangement shall not be deemed to be assets of the Corporation available for distribution to its stockholders for the purpose of this Section 3.5.
3.6.    Merger or Consolidation. In the case of any distribution or payment made or other consideration paid in respect, or upon conversion or exchange, of the shares of Class A Common Stock or Class B Common Stock upon the merger or consolidation of the Corporation with or into any other entity, or in the case of any other transaction having an effect on stockholders substantially similar to that resulting from a merger or consolidation, such distribution or payment shall be made, or other consideration shall be paid, ratably on a per share basis among the holders of the Class A Common Stock and Class B Common Stock as a single class; provided, however, that shares of one such class may receive different or disproportionate distributions, payments, or other consideration in connection with such merger, consolidation or other transaction if (i) the only difference in the per share distribution, payment, or other consideration to the holders of the Class A Common Stock and Class B Common Stock is that any securities that a holder of a share of Class B Common Stock receives as part of such merger, consolidation or other transaction upon conversion or in exchange for such holder’s Class B Common Stock shall have twenty (20) times the voting power of any securities that a holder of a share of Class A Common Stock receives as part of such merger, consolidation or other transaction upon conversion or in exchange for such holder’s Class A Common Stock, or (ii) such merger, consolidation or other transaction is approved by the affirmative vote of the holders of a majority of the then-outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class; provided, further, that for the avoidance of doubt, consideration to be paid or received by a holder of Common Stock in connection with any such merger, consolidation or other transaction pursuant to any employment, consulting, severance or similar services arrangement shall not be deemed to be consideration paid in respect, or upon conversion or exchange, of shares of Common Stock for the purpose of this Section 3.6.
3.7.    Determinations by the Board of Directors. In case of an ambiguity in the application of any provision set forth in this Section 3 or in the meaning of any term or definition set forth in this Section 3, the Board of Directors, but not a committee thereof, shall have the power to determine, in its sole discretion, the application of any such provision or any such term or definition with respect to any situation based on the facts believed in good faith by it. A determination of the Board of Directors in accordance with the preceding sentence shall be conclusive and binding on the stockholders of the Corporation. Such determination shall be evidenced in a writing adopted by the Board of Directors, and such writing shall be made available for inspection by any holder of capital stock of the Corporation at the principal executive offices of the Corporation.
ARTICLE V: CLASS B COMMON STOCK CONVERSION
1.    Optional Conversion. Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the Corporation. Before any holder of Class B Common Stock shall be entitled to convert any of such holder’s shares of such Class B Common Stock into shares of Class A Common Stock, such holder shall deliver an instruction, duly signed and authenticated in accordance with any procedures set forth in the Bylaws or any policies of the Corporation then in effect (which will be available upon request therefor made to the Secretary),
Appendix A    A-4

at the principal corporate office of the Corporation or of any transfer agent for the Class B Common Stock, and shall give written notice to the Corporation at its principal corporate office of such holder’s election to convert the same and shall state therein the name or names in which the shares of Class A Common Stock issuable on conversion thereof are to be registered on the books of the Corporation. The Corporation shall, as soon as practicable thereafter, register on the Corporation’s books ownership of the number of shares of Class A Common Stock to which such record holder of Class B Common Stock, or to which the nominee or nominees of such record holder, shall be entitled as aforesaid. Such conversion shall be deemed to have occurred immediately prior to the close of business on the date such notice of the election to convert is received by the Corporation, and the person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock as of such date. The Corporation shall not be required to register a conversion of a share of Class B Common Stock pursuant to this Section 1 of Article V unless it is permitted to do so by law.
2.    Automatic Conversion. Each share of Class B Common Stock shall automatically, without further action by the Corporation or the holder thereof, be converted into one (1) fully paid and nonassessable share of Class A Common Stock immediately prior to the close of business on the earlier of (i) seven (7) years from the IPO Date (as defined below); (ii) 11:59 p.m. Eastern Time on the first date after the IPO Date that the aggregate number of shares of Class B Common Stock (including shares of Class B Common Stock subject to outstanding stock options) held by the Founder and his Permitted Entities, Permitted Foundations, Permitted IRAs and Permitted Transferees is less than twenty five percent (25%) of the number of shares of Class B Common Stock (including shares of Class B Common Stock subject to outstanding stock options) held by the Founder and his Permitted Entities, Permitted Foundations, Permitted IRAs and Permitted Transferees at 11:59 p.m. Eastern Time on the IPO Date; (iii) the date fixed by the Board of Directors that is no more than 180 days following the first time after 11:59 p.m. Eastern Time on the IPO Date that the Founder is no longer providing services to the Corporation as an officer, employee, consultant or member of the Board of Directors; (iv) the date fixed by the Board of Directors that is no more than 180 days following the date that the Founder’s employment with the Corporation is terminated for Cause; (v) the date that is twelve (12) months after the death or Disability of the Founder; or (vi) the date specified by the affirmative vote of the holders of Class B Common Stock representing not less than two-thirds (2/3) of the voting power of the outstanding shares of Class B Common Stock, voting separately as a single class (each of the events referred to in (i) through (vi) are referred to herein as an “Automatic Conversion”). The Corporation shall provide notice of an Automatic Conversion of shares of Class B Common Stock pursuant to this Section 2 of Article V to record holders of such shares of Class B Common Stock as soon as practicable following the Automatic Conversion. Such notice shall be provided by any means then permitted by the General Corporation Law; provided, however, that no failure to give such notice nor any defect therein shall affect the validity of an Automatic Conversion. Upon and after an Automatic Conversion, the person registered on the Corporation’s books as the record holder of the shares of Class B Common Stock so converted immediately prior to an Automatic Conversion shall be registered on the Corporation’s books as the record holder of the shares of Class A Common Stock issued upon Automatic Conversion of such shares of Class B Common Stock, without further action on the part of the record holder thereof. Immediately upon the effectiveness of an Automatic Conversion, the rights of the holders of the shares of Class B Common Stock, converted pursuant to an Automatic Conversion shall cease, and the holders shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock into which such shares of Class B Common Stock were converted.
3.    Conversion on Transfer. Each share of Class B Common Stock shall automatically, without further action by the Corporation or the holder thereof, be converted into one (1) fully paid and nonassessable share of Class A Common Stock, upon the occurrence of a Transfer (as defined below), other than a Permitted Transfer (as defined below), of such share of Class B Common Stock.
4.    Policies and Procedures. The Corporation may, from time to time, establish such policies and procedures, not in violation of applicable law or this Restated Certificate of Incorporation or the Bylaws, relating to the conversion of shares of the Class B Common Stock into shares of Class A Common Stock as it may deem necessary or advisable. If the Corporation has reason to believe that a Transfer that is not a Permitted Transfer has occurred, the Corporation may request that the purported transferor furnish affidavits or other evidence to the Corporation as it reasonably deems necessary to determine whether a Transfer that is not a Permitted Transfer has occurred, and if such transferor does not within ten (10) days after the date of such request furnish sufficient (as
Appendix A    A-5

determined by the Board of Directors (but not a committee thereof)) evidence to the Corporation (in the manner provided in the request) to enable the Corporation to determine that no such Transfer has occurred, any such shares of Class B Common Stock, to the extent not previously converted, shall be automatically converted into shares of Class A Common Stock on a one to one basis, and such conversion shall thereupon be registered on the books and records of the Corporation. In connection with any action of stockholders taken at a meeting, the stock ledger of the Corporation shall be presumptive evidence as to who are the stockholders entitled to vote in person or by proxy at any meeting of stockholders and the classes of shares held by each such stockholder and the number of shares of each class held by such stockholder.
5.    Definitions.
(a)    “Cause” shall have the meaning set forth in the Change in Control and Severance Agreement then in effect between the Founder and the Corporation, or, if no such agreement containing a definition of “Cause” is then effect, shall have the meaning set forth in the Corporation’s 2021 Equity Incentive Plan.
(b)    “Convertible Security” shall mean any evidences of indebtedness, shares of Preferred Stock or other securities (other than shares of Class B Common Stock) convertible into or exchangeable for Class B Common Stock, either directly or indirectly.
(c)    “Disability” or “Disabled” shall have the meaning set forth in the Change in Control and Severance Agreement then in effect between the Founder and this Corporation, or, if no such agreement containing a definition of “Disability” is then in effect, shall have the meaning set forth in this Corporation’s 2021 Equity Incentive Plan.
(d)    “Family Member” shall mean with respect to any natural person who is a Qualified Stockholder, the spouse, domestic partner, parents, grandparents, lineal descendants, siblings and lineal descendants of siblings of such Qualified Stockholder. Lineal descendants shall include adopted persons, but only so long as they are adopted while a minor.
(e)    “Founder” shall mean Tomer Weingarten.
(f)    “IPO Date” shall mean June 29, 2021.
(g)    “Independent Directors” shall mean the members of the Board of Directors designated as independent directors in accordance with (i) the requirements of any national stock exchange under which the Corporation’s equity securities are listed for trading that are generally applicable to companies with common equity securities listed thereon or (ii) if the Corporation’s equity securities are not listed for trading on a national stock exchange, the requirements of the New York Stock Exchange generally applicable to companies with equity securities listed thereon.
(h)    “Option” shall mean rights, options, restricted stock units or warrants to subscribe for, purchase or otherwise acquire Class B Common Stock or Convertible Securities (as defined above).
(i)    “Parent” of an entity shall mean any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such entity or is otherwise entitled to elect a majority of the members of the Board of Directors, or entitled to appoint or act as the governing body, of such entity.
(j)    “Permitted Entity” shall mean with respect to a Qualified Stockholder: (i) a Permitted Trust solely for the benefit of (A) such Qualified Stockholder, (B) one or more Family Members of such Qualified Stockholder, or (C) any other Permitted Entity of such Qualified Stockholder; or (ii) any general partnership, limited partnership, limited liability company, corporation or other entity exclusively owned by (A) such Qualified Stockholder, (B) one or more Family Members of such Qualified Stockholder, or (C) any other Permitted Entity of such Qualified Stockholder.
(k)    “Permitted Foundation” shall mean with respect to a Qualified Stockholder: a trust or private non-operating foundation that is tax-exempt under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), so long as such Qualified Stockholder has dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust or organization and the Transfer to such trust
Appendix A    A-6

does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust or organization) to such Qualified Stockholder.
(l)    “Permitted IRA” shall mean an Individual Retirement Account, as defined in Section 408(a) of the Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which a Qualified Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Code; provided that in each case such Qualified Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust.
(m)    “Permitted Transfer” shall mean, and be restricted to, any Transfer of a share of Class B Common Stock:
(i)    by a Qualified Stockholder to (A) one or more Family Members of such Qualified Stockholder, (B) any Permitted Entity of such Qualified Stockholder, (C) any Permitted Foundation of such Qualified Stockholder, or (D) any Permitted IRA of such Qualified Stockholder; or
(ii)    by a Permitted Entity, Permitted Foundation or Permitted IRA of a Qualified Stockholder to (A) such Qualified Stockholder or one or more Family Members of such Qualified Stockholder, or (B) any other Permitted Entity, Permitted Foundation or Permitted IRA of such Qualified Stockholder.
(n)    “Permitted Transferee” shall mean a transferee of shares of Class B Common Stock received in a Permitted Transfer.
(o)    “Permitted Trust” shall mean a bona fide trust where each trustee is (i) a Qualified Stockholder, (ii) a Family Member of such Qualified Stockholder, (iii) a professional in the business of providing trustee services, including private professional fiduciaries, trust companies and bank trust departments, or (iv) an individual who may be removed and replaced at the sole discretion of a Qualified Stockholder or a Family Member of such Qualified Stockholder.
(p)    “Qualified Stockholder” shall mean: (i) the record holder of a share of Class B Common Stock as of the IPO Date; (ii) the initial record holder of any shares of Class B Common Stock that are originally issued by the Corporation after the IPO Date pursuant to the exercise or exchange or conversion of any Option or Convertible Security that, in each case, was outstanding as of the IPO Date; (iii) each natural person who, prior to the IPO Date, transferred shares of capital stock of the Corporation to a Permitted Entity, Permitted Foundation or Permitted IRA that is or becomes a Qualified Stockholder; (iv) each natural person who transferred shares of, or equity awards for, Class B Common Stock (including any Option exercisable or Convertible Security exchangeable for or convertible into shares of Class B Common Stock) to a Permitted Entity, Permitted Foundation or Permitted IRA that is or becomes a Qualified Stockholder; and (v) a Permitted Transferee.
(q)    “Transfer” of a share of Class B Common Stock shall mean any direct or indirect sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law, including, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), in each case after 11:59 p.m. Eastern Time on the IPO Date, or the transfer of, or entering into a binding agreement with respect to, Voting Control over such share by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer”:
(i)    the granting of a proxy to officers or directors of the Corporation at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of stockholders;
(ii)    entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one (1) year or is terminable by the holder of the shares subject thereto at any time and (C) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner;
Appendix A    A-7

(iii)    entering into a voting trust, agreement or arrangement (with or without granting a proxy) pursuant to a written agreement to which the Corporation is a party;
(iv)    the pledge of shares of Class B Common Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee (including the exercise of any proxy authority granted to such pledgee pursuant to such pledge) shall constitute a Transfer unless such foreclosure or similar action qualifies as a Permitted Transfer;
(v)    the fact that, as of the IPO Date or at any time after the IPO Date, the spouse of any holder of Class B Common Stock possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a Transfer of such shares of Class B Common Stock; provided that any transfer of shares by any holder of shares of Class B Common Stock to such holder’s spouse, shall constitute a “Transfer” of such shares of Class B Common Stock unless otherwise exempt from the definition of Transfer;
(vi)    entering into a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with a broker or other nominee; provided, however, that a sale of such shares of Class B Common Stock pursuant to such plan shall constitute a “Transfer” at the time of such sale;
(vii)    any redemption, purchase or acquisition by the Corporation of a share of Class B Common Stock or any issuance or reissuance by the Corporation of a share of Class B Common Stock; or
(viii)    entering into a support, voting, tender or similar agreement or arrangement (in each case, with or without the grant of a proxy) in connection with a liquidation, dissolution or winding upon of the Corporation (whether voluntary or involuntary), a merger or consolidation of the Corporation with or into any other entity or any other transaction having an effect on stockholders substantially similar to that resulting from a merger or consolidation, a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Corporation, or a transaction or series of related transactions to which the Corporation is a party in which shares of the Corporation are transferred such that in excess of fifty percent (50%) of the Corporation’s voting power is transferred, or in connection with consummating the actions or transactions contemplated thereby (including, without limitation, tendering or voting shares of Class B Common Stock in connection with such a transaction, the consummation of such a transaction or the sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of shares of Class B Common Stock or any legal or beneficial interest in shares of Class B Common Stock in connection with such a transaction); provided that any sale, tender, assignment, transfer, conveyance, hypothecation or other transfer or disposition of Class B Common Stock or any legal or economic interest therein pursuant to such a transaction, or any grant of a proxy over Class B Common Stock with respect to such a transaction without specific instructions as to how to vote such Class B Common Stock, in each case, will constitute a “Transfer” of such Class B Common Stock unless such transaction was approved by the Board of Directors prior to the taking of such action.
A Transfer shall also be deemed to have occurred with respect to a share of Class B Common Stock beneficially held by (A) an entity that is a Permitted Entity, Permitted Foundation or Permitted IRA, if there occurs any act or circumstance that causes such entity to no longer be a Permitted Entity, Permitted Foundation or Permitted IRA or (B) an entity that is a Qualified Stockholder, if, in either case, there occurs a transfer on a cumulative basis, from and after the IPO Date, of a majority of the voting power of the voting securities, or securities that otherwise entitle a party to elect a majority of the members of the board of directors or governing body, of such entity or any direct or indirect Parent of such entity, other than a transfer to parties that are, as of the IPO Date, holders of voting securities of any such entity or Parent of such entity.
(r)    “Voting Control” shall mean, with respect to a share of Class B Common Stock, the power (whether exclusive or shared) to vote or direct the voting of such share by proxy, voting agreement or otherwise.
Appendix A    A-8

6.    Status of Converted Stock. In the event any shares of Class B Common Stock are converted into shares of Class A Common Stock pursuant to this Article V, the shares of Class B Common Stock so converted shall be cancelled, retired and eliminated and shall not be reissued by the Corporation.
7.    Effect of Conversion on Payment of Dividends. Notwithstanding anything to the contrary in Sections 1, 2 or 3 of this Article V, if the date on which any share of Class B Common Stock is converted into Class A Common Stock pursuant to the provisions of Sections 1, 2 or 3 of this Article V occurs after the record date for the determination of the holders of Class B Common Stock entitled to receive any dividend or distribution to be paid on the shares of Class B Common Stock, the holder of such shares of Class B Common Stock as of such record date will be entitled to receive such dividend or distribution on such payment date; provided, that, notwithstanding any other provision of this Restated Certificate of Incorporation, to the extent that any such dividend or distribution is payable in shares of Class B Common Stock, such shares of Class B Common Stock shall automatically be converted to Class A Common Stock on a one-to-one basis.
8.    Reservation. The Corporation shall at all times reserve and keep available, out of its authorized and unissued shares of Class A Common Stock, solely for the purpose of effecting conversions of shares of Class B Common Stock into Class A Common Stock, such number of duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock. If at any time the number of authorized and unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock, the Corporation shall promptly take such corporate action as may be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, obtaining the requisite stockholder approval of any necessary amendment to this Restated Certificate of Incorporation. All shares of Class A Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and non-assessable shares. The Corporation shall take all such action as may be necessary to ensure that all such shares of Class A Common Stock may be so issued without violation of any applicable law or regulation.
9.    Determinations by the Board of Directors. In case of an ambiguity in the application of any provision set forth in this Article V or in the meaning of any term or definition set forth in this Article V, the Board of Directors (but not a committee thereof), shall have the power to determine, in its sole discretion, the application of any such provision or any such term or definition with respect to any situation based on the facts believed in good faith by it. A determination of the Board of Directors in accordance with the preceding sentence shall be conclusive and binding on the stockholders of the Corporation. Such determination shall be evidenced in a writing adopted by the Board of Directors, and such writing shall be made available for inspection by any holder of capital stock of the Corporation at the principal executive offices of the Corporation.
ARTICLE VI: AMENDMENT OF BYLAWS
The Board of Directors shall have the power to adopt, amend or repeal the Bylaws. Any adoption, amendment or repeal of the Bylaws by the Board of Directors shall require the approval of a majority of the Whole Board. For purposes of this Restated Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. The stockholders shall also have power to adopt, amend or repeal the Bylaws; provided, however, that, notwithstanding any other provision of this Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser or no vote, but in addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Restated Certificate of Incorporation, the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws, provided, further, that, in the case of any proposed adoption, amendment or repeal of any provisions of the Bylaws that is approved by at least two-thirds (2/3) of the Whole Board and submitted to the stockholders for adoption thereby, then only the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to adopt, amend or repeal any such provision of the Bylaws.
Appendix A    A-9

ARTICLE VII: MATTERS RELATING TO THE BOARD OF DIRECTORS
1.    Director Powers. Except as otherwise provided by the General Corporation Law or this Restated Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
2.    Terms; Removal; Number of Directors; Vacancies and Newly Created Directorships.
2.1.    The directors shall be divided, with respect to the time for which they severally hold office, into three classes as nearly equal in size as is practicable, designated as Class I, Class II and Class III, respectively (the “Classified Board”). The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes of the Classified Board. The initial term of office of the Class I directors expired at the Corporation’s first annual meeting of stockholders following the closing of the Corporation’s initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the offer and sale of Class A Common Stock to the public (the “Initial Public Offering Closing”), the initial term of office of the Class II directors expired at the Corporation’s second annual meeting of stockholders following the Initial Public Offering Closing, and the initial term of office of the Class III directors expired at the Corporation’s third annual meeting of stockholders following the Initial Public Offering Closing. At each annual meeting of stockholders following the Initial Public Offering Closing, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office expiring at the third succeeding annual meeting of stockholders after their election.
2.2.    Each director shall hold office until the annual meeting at which such director’s term expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. Any director may resign at any time upon notice to the Corporation given in writing or by any electronic transmission.
2.3.    No director may be removed from the Board of Directors except for cause and only by the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
2.4.    The total number of directors constituting the Whole Board shall be fixed from time to time exclusively by resolution adopted by a majority of the Whole Board. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any director.
2.5.    Any vacancy occurring in the Board of Directors for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, shall be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which the director has been assigned expires and until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal.
2.6.    The foregoing provisions of this Section 2 of Article VII shall not apply to any directorship elected separately by one or more classes or series of Preferred Stock hereinafter designated pursuant to Article IV, Section 2.1 unless the terms of such designation so provide.
2.7.    In case of an ambiguity in the application of any provision set forth in this Section 2 of Article VII or in the meaning of any term or definition set forth in this Section 2 of Article VII (including any such term used in any other provision of this Restated Certificate of Incorporation), the Board of Directors, or a committee thereof, shall have the power to determine, in its sole discretion, the application of any such provision or any such term or definition with respect to any situation based on the facts believed in good faith by it. A determination of the Board of Directors (or a committee thereof, as applicable) in accordance with the preceding sentence shall be conclusive and binding on the stockholders of the Corporation. Such determination shall be evidenced in a writing adopted by the Board of Directors (or a committee thereof, as applicable), and such writing shall be made available for inspection by any holder of capital stock of the Corporation at the principal executive offices of the Corporation.
Appendix A    A-10

3.    Vote by Ballot. Election of directors need not be by written ballot unless the Bylaws shall so provide.
ARTICLE VIII: LIMITATION OF LIABILITY
1.    Limitation of Liability. To the fullest extent permitted by law, neither a director of the Corporation nor an officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. Without limiting the effect of the preceding sentence, if the General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended.
2.    Change in Rights. Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of this Restated Certificate of Incorporation inconsistent with this Article VIII, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.
ARTICLE IX: MATTERS RELATING TO STOCKHOLDERS
1.    No Action by Written Consent of Stockholders. Subject to the rights of any series of Preferred Stock then outstanding, no action shall be taken by the stockholders of the Corporation except at a duly called annual or special meeting of stockholders and no action shall be taken by the stockholders of the Corporation by written consent in lieu of a meeting.
2.    Special Meeting of Stockholders. Special meetings of the stockholders of the Corporation may be called only by the Chairperson of the Board of Directors, the Chief Executive Officer, the Lead Independent Director (as defined in the Bylaws) or the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, and may not be called by the stockholders or any other person or persons.
3.    Advance Notice of Stockholder Nominations and Business Transacted at Special Meetings. Advance notice of stockholder nominations for the election of directors of the Corporation and of business to be brought by stockholders before any meeting of stockholders of the Corporation shall be given in the manner provided in the Bylaws. Business transacted at special meetings of stockholders shall be limited to the purpose or purposes stated in the notice of meeting.
ARTICLE X: SEVERABILITY
If any provision of this Restated Certificate of Incorporation shall be held to be invalid, illegal, or unenforceable, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of this Restated Certificate of Incorporation (including without limitation, all portions of any section of this Restated Certificate of Incorporation containing any such provision held to be invalid, illegal, or unenforceable, which is not invalid, illegal, or unenforceable) shall remain in full force and effect.
ARTICLE XI: AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION
1.    General. The Corporation reserves the right to amend or repeal any provision contained in this Restated Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any provision of this Restated Certificate of Incorporation (including any Certificate of Designation) or any provision of law that might otherwise permit a lesser vote or no vote (but subject to Section 2 of Article IV hereof), but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Restated Certificate of Incorporation (including any Certificate of Designation), and subject to Sections 1 and 2.1 of Article IV, the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend or repeal, or adopt any provision inconsistent with, this Section 1 of this Article XI, Sections 1.2 and 2 of Article IV, or Article V, Article VI, Article VII, Article VIII, Article IX, Article X or Article XII (the “Specified Provisions”); provided, further, that, if two-thirds (2/3) of the Whole Board has approved such amendment or repeal of, or any provision inconsistent with, the Specified Provisions, then only the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the
Appendix A    A-11

Corporation entitled to vote thereon, voting together as a single class (in addition to any other vote of the holders of any class or series of stock of the Corporation required by law or by this Restated Certificate of Incorporation, including any Certificate of Designation), shall be required to amend or repeal, or adopt any provision inconsistent with, the Specified Provisions. Notwithstanding anything to the contrary herein, prior to an Automatic Conversion, and in addition to any other vote required pursuant to this Article XI, the Corporation shall not, without the prior affirmative vote of the holders of at least two-thirds (2/3) of the then-outstanding shares of Class B Common Stock, voting separately as a single class:
1.1.    directly or indirectly, whether by amendment, or through merger, recapitalization, consolidation or otherwise, amend or repeal, or adopt any provision of this Restated Certificate of Incorporation inconsistent with, or otherwise alter, any provision of this Restated Certificate of Incorporation relating to the voting, conversion or other rights, powers, preferences, privileges or restrictions of the Class B Common Stock;
1.2.    reclassify any outstanding shares of Class A Common Stock into shares having rights as to dividends or liquidation that are senior to the Class B Common Stock or the right to have more than one (1) vote for each share thereof; or
1.3.    authorize, or issue any shares of, any class or series of capital stock of the Corporation (other than Class B Common Stock) having the right to more than one (1) vote for each share thereof.
2.    Changes to or Inconsistent with Section 3 of Article IV. Notwithstanding any other provision of this Restated Certificate of Incorporation (including any Certificate of Designation) or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Restated Certificate of Incorporation (including any Certificate of Designation), the affirmative vote of the holders of Class A Common Stock representing at least seventy-five percent (75%) of the voting power of all of the then-outstanding shares of Class A Common Stock, voting separately as a single class, and the affirmative vote of the holders of Class B Common Stock representing at least seventy-five percent (75%) of the voting power of all of the then-outstanding shares of Class B Common Stock, voting separately as a single class, shall be required to amend or repeal, or to adopt any provision inconsistent with, Section 3 of Article IV or this Section 2 of this Article XI.
ARTICLE XII: CHOICE OF FORUM; EXCLUSIVE FORUM
Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Corporation; (ii) any action asserting a claim that is based upon a breach of a fiduciary duty owed by, or other wrongdoing by, any current or former director, officer, stockholder, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders; (iii) any action asserting a claim against the Corporation or any current or former director, officer, stockholder, employee or agent of the Corporation arising pursuant to any provision of the General Corporation Law, this Restated Certificate of Incorporation or the Bylaws or as to which the General Corporation Law confers jurisdiction on the Court of Chancery of the State of Delaware; (iv) any action to interpret, apply, enforce or determine the validity of this Restated Certificate of Incorporation or the Bylaws; (v) any action asserting a claim against the Corporation governed by the internal affairs doctrine; or (vi) any action asserting an “internal corporate claim” as that term is defined in Section 115 of the General Corporation Law. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act, or any successor thereto or, to the fullest extent permitted by law, under the Exchange Act, or any successor thereto. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article XII. Failure to enforce the foregoing provisions of this Article XII would cause the Corporation irreparable harm, and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions.

Appendix A    A-12

Appendix B
Marked Copy of New Restated Certificate of Incorporation
SENTINELONE, INC.
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
SentinelOne, Inc., a Delaware corporation, hereby certifies as follows:
1.The name of this corporation is SentinelOne, Inc. The date of the filing of its original Certificate of Incorporation with the Secretary of State was January 23, 2013 under the name Sentinel Labs, Inc.
2.The Amended and Restated Certificate of Incorporation of this corporation attached hereto as Exhibit A, which is incorporated herein by this reference, and which restates, integrates and further amends the provisions of the Amended and Restated Certificate of Incorporation of this corporation, as previously amended and/or restated, has been duly adopted by this corporation’s Board of Directors and by the stockholders in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware~~, with the approval of this corporation’s stockholders having been given by written consent without a meeting in accordance with Section 228 of the General Corporation Law of the State of Delaware~~.
IN WITNESS WHEREOF, this corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer and the foregoing facts stated herein are true and correct.
Dated: ~~July 2, 2021~~[___], 2024        SentinelOne, Inc.

    By:
    Name: Tomer Weingarten
    Title: President and Chief Executive Officer

Appendix B    B-1

EXHIBIT A
SENTINELONE, INC.
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
ARTICLE I: NAME
The name of this corporation is SentinelOne, Inc. (the “Corporation”).
ARTICLE II: AGENT FOR SERVICE OF PROCESS
The address of the registered office of the Corporation in the State of Delaware is ~~251 Little Falls Drive,~~  919 North Market Street, Suite 950, City of Wilmington, County of New Castle, ~~19808~~ 19801. The name of the registered agent of the Corporation in the State of Delaware at such address is ~~Corporation Service Company~~ Incorp Services, Inc.
ARTICLE III: PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “General Corporation Law”).
ARTICLE IV: AUTHORIZED STOCK
1.    Total Authorized.
1.1.    The total number of shares of all classes of stock that the Corporation has authority to issue is 1,850,000,000 shares, consisting of three classes: 1,500,000,000 shares of Class A Common Stock, $0.0001 par value per share (“Class A Common Stock”), 300,000,000 shares of Class B Common Stock, $0.0001 par value per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), and 50,000,000 shares of Preferred Stock, $0.0001 par value per share (the “Preferred Stock”).
1.2.    The number of authorized shares of Class A Common Stock or Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, and no vote of the holders of the Class A Common Stock or Class B Common Stock voting separately as a class shall be required therefor.
2.    Preferred Stock.
2.1.    The Corporation’s Board of Directors (“Board of Directors”) is authorized, subject to any limitations prescribed by the law of the State of Delaware, by resolution or resolutions adopted from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, and, by filing a certificate of designation pursuant to the applicable law of the State of Delaware (“Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, to fix the designation, powers (including voting powers), preferences and relative, participating, optional or other special rights (and the qualifications, limitations or restrictions thereof) of the shares of each such series and, except where otherwise provided in the applicable Certificate of Designation, to increase (but not above the total number of authorized shares of the Preferred Stock) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, unless a separate vote of the holders of one or more series is required pursuant to the terms of any Certificate of Designation.
2.2.    Except as otherwise expressly provided in this Amended and Restated Certificate of Incorporation (this “Restated Certificate of Incorporation”) (including any Certificate of Designation designating any series of Preferred Stock pursuant to the foregoing provisions of this Article IV), (i) any new series of Preferred Stock may be designated, fixed and determined as provided herein by the Board of Directors without approval of the holders of the Class A Common Stock or the Class B Common Stock or the holders of the Preferred Stock, or any
Appendix B    B-2

series thereof, and (ii) any such new series may have powers, preferences and rights, including, without limitation, voting powers, dividend rights, liquidation rights, redemption rights and conversion rights, senior to, junior to or pari passu with the rights of the Class A Common Stock or Class B Common Stock, any series of the Preferred Stock, or any future class or series of capital stock of the Corporation.
3.    Rights of Class A Common Stock and Class B Common Stock.
3.1.    Equal Status. Except as otherwise provided in this Restated Certificate of Incorporation or required by applicable law, shares of Class A Common Stock and Class B Common Stock shall have the same rights and powers, rank equally (including as to dividends and distributions, and upon any liquidation, dissolution or winding up of the Corporation, but excluding voting and other matters as described in Article IV Section 3.2 below), share ratably and be identical in all respects and as to all matters.
3.2.    Voting Rights. Except as otherwise expressly provided by this Restated Certificate of Incorporation or as required by law, the holders of shares of Class A Common Stock and Class B Common Stock shall (i) at all times vote together as a single class and not as separate series or classes on all matters (including the election of directors) submitted to a vote of the stockholders of the Corporation, (ii) be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”) and (iii) be entitled to vote upon such matters and in such manner as may be provided by applicable law; provided, however, that, except as otherwise required by law or this Restated Certificate of Incorporation, holders of shares of Class A Common Stock and Class B Common Stock shall not be entitled to vote on any amendment to this Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock). Except as otherwise expressly provided herein or required by applicable law, each holder of Class A Common Stock shall have the right to one (1) vote per share of Class A Common Stock held of record by such holder and each holder of Class B Common Stock shall have the right to twenty (20) votes per share of Class B Common Stock held of record by such holder.
3.3.    Dividends and Distribution Rights. Shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any dividends or distributions as may be declared and paid from time to time by the Board of Directors out of any assets of the Corporation legally available therefor; provided, however, that in the event a dividend is paid in the form of shares of Class A Common Stock or Class B Common Stock (or rights to acquire such shares), then holders of Class A Common Stock shall receive shares of Class A Common Stock (or rights to acquire such shares, as the case may be) and holders of Class B Common Stock shall receive shares of Class B Common Stock (or rights to acquire such shares, as the case may be), with holders of shares of Class A Common Stock and Class B Common Stock receiving, on a per share basis, an identical number of shares of Class A Common Stock or Class B Common Stock, as applicable. Notwithstanding the foregoing, the Board of Directors may pay or make a disparate dividend or distribution per share of Class A Common Stock or Class B Common Stock (whether in the amount of such dividend or distribution payable per share, the form in which such dividend or distribution is payable, the timing of the payment, or otherwise) if (i) such disparate dividend or distribution is approved in advance by the affirmative vote of the holders of a majority of the then-outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class or (ii) such disparate dividend or distribution is paid in the form of securities (or the right to receive securities) of another entity, and (A) the holders of Class A Common Stock receive securities entitling the holder thereof to cast one vote per security (or the right to receive such securities, as applicable) and (B) the holders of Class B Common Stock receive securities entitling the holder thereof to cast twenty (20) votes per security (or the right to receive such securities, as applicable). The terms of any securities distributed to stockholders pursuant to the preceding clause (ii) shall be substantially identical, other than with respect to voting rights.
3.4.    Subdivisions, Combinations or Reclassifications. Shares of Class A Common Stock or Class B Common Stock may not be subdivided, combined or reclassified unless the shares of the other class are concurrently therewith proportionately subdivided, combined or reclassified in a manner that maintains the same proportionate equity ownership between the holders of the outstanding Class A Common Stock and Class B
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Common Stock on the record date for such subdivision, combination or reclassification; provided, however, that shares of one such class may be subdivided, combined or reclassified in a different or disproportionate manner if such subdivision, combination or reclassification is approved in advance by the affirmative vote of the holders of a majority of the then-outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.
3.5.    Liquidation, Dissolution or Winding Up. Subject to the preferential or other rights of any holders of Preferred Stock then outstanding, upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, holders of Class A Common Stock and Class B Common Stock will be entitled to receive ratably, on a per share basis, all assets of the Corporation available for distribution to its stockholders unless disparate or different treatment of the shares of each such class with respect to distributions upon any such liquidation, dissolution or winding up is approved in advance by the affirmative vote of the holders of a majority of the then-outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class; provided, that for the avoidance of doubt, consideration to be paid or received by a holder of Common Stock pursuant to any employment, consulting, severance or similar services arrangement shall not be deemed to be assets of the Corporation available for distribution to its stockholders for the purpose of this Section 3.5.
3.6.    Merger or Consolidation. In the case of any distribution or payment made or other consideration paid in respect, or upon conversion or exchange, of the shares of Class A Common Stock or Class B Common Stock upon the merger or consolidation of the Corporation with or into any other entity, or in the case of any other transaction having an effect on stockholders substantially similar to that resulting from a merger or consolidation, such distribution or payment shall be made, or other consideration shall be paid, ratably on a per share basis among the holders of the Class A Common Stock and Class B Common Stock as a single class; provided, however, that shares of one such class may receive different or disproportionate distributions, payments, or other consideration in connection with such merger, consolidation or other transaction if (i) the only difference in the per share distribution, payment, or other consideration to the holders of the Class A Common Stock and Class B Common Stock is that any securities that a holder of a share of Class B Common Stock receives as part of such merger, consolidation or other transaction upon conversion or in exchange for such holder’s Class B Common Stock shall have twenty (20) times the voting power of any securities that a holder of a share of Class A Common Stock receives as part of such merger, consolidation or other transaction upon conversion or in exchange for such holder’s Class A Common Stock, or (ii) such merger, consolidation or other transaction is approved by the affirmative vote of the holders of a majority of the then-outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class; provided, further, that for the avoidance of doubt, consideration to be paid or received by a holder of Common Stock in connection with any such merger, consolidation or other transaction pursuant to any employment, consulting, severance or similar services arrangement shall not be deemed to be consideration paid in respect, or upon conversion or exchange, of shares of Common Stock for the purpose of this Section 3.6.
3.7.    Determinations by the Board of Directors. In case of an ambiguity in the application of any provision set forth in this Section 3 or in the meaning of any term or definition set forth in this Section 3, the Board of Directors, but not a committee thereof, shall have the power to determine, in its sole discretion, the application of any such provision or any such term or definition with respect to any situation based on the facts believed in good faith by it. A determination of the Board of Directors in accordance with the preceding sentence shall be conclusive and binding on the stockholders of the Corporation. Such determination shall be evidenced in a writing adopted by the Board of Directors, and such writing shall be made available for inspection by any holder of capital stock of the Corporation at the principal executive offices of the Corporation.
ARTICLE V: CLASS B COMMON STOCK CONVERSION
1.    Optional Conversion. Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the Corporation. Before any holder of Class B Common Stock shall be entitled to convert any of such holder’s shares of such Class B Common Stock into shares of Class A Common Stock, such holder shall deliver an instruction, duly signed and authenticated in accordance with any procedures set forth in the Bylaws or any policies of the Corporation then in effect (which will be available upon request therefor made to the Secretary), at the principal corporate office of the Corporation or of any transfer agent for the Class B Common Stock, and shall
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give written notice to the Corporation at its principal corporate office of such holder’s election to convert the same and shall state therein the name or names in which the shares of Class A Common Stock issuable on conversion thereof are to be registered on the books of the Corporation. The Corporation shall, as soon as practicable thereafter, register on the Corporation’s books ownership of the number of shares of Class A Common Stock to which such record holder of Class B Common Stock, or to which the nominee or nominees of such record holder, shall be entitled as aforesaid. Such conversion shall be deemed to have occurred immediately prior to the close of business on the date such notice of the election to convert is received by the Corporation, and the person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock as of such date. The Corporation shall not be required to register a conversion of a share of Class B Common Stock pursuant to this Section 1 of Article V unless it is permitted to do so by law.
2.    Automatic Conversion. Each share of Class B Common Stock shall automatically, without further action by the Corporation or the holder thereof, be converted into one (1) fully paid and nonassessable share of Class A Common Stock immediately prior to the close of business on the earlier of (i) seven (7) years from the IPO Date (as defined below); (ii) 11:59 p.m. Eastern Time on the first date after the IPO Date that the aggregate number of shares of Class B Common Stock (including shares of Class B Common Stock subject to outstanding stock options) held by the Founder and his Permitted Entities, Permitted Foundations, Permitted IRAs and Permitted Transferees is less than twenty five percent (25%) of the number of shares of Class B Common Stock (including shares of Class B Common Stock subject to outstanding stock options) held by the Founder and his Permitted Entities, Permitted Foundations, Permitted IRAs and Permitted Transferees at 11:59 p.m. Eastern Time on the IPO Date; (iii) the date fixed by the Board of Directors that is no more than 180 days following the first time after 11:59 p.m. Eastern Time on the IPO Date that the Founder is no longer providing services to the Corporation as an officer, employee, consultant or member of the Board of Directors; (iv) the date fixed by the Board of Directors that is no more than 180 days following the date that the Founder’s employment with the Corporation is terminated for Cause; (v) the date that is twelve (12) months after the death or Disability of the Founder; or (vi) the date specified by the affirmative vote of the holders of Class B Common Stock representing not less than two-thirds (2/3) of the voting power of the outstanding shares of Class B Common Stock, voting separately as a single class (each of the events referred to in (i) through (vi) are referred to herein as an “Automatic Conversion”). The Corporation shall provide notice of an Automatic Conversion of shares of Class B Common Stock pursuant to this Section 2 of Article V to record holders of such shares of Class B Common Stock as soon as practicable following the Automatic Conversion. Such notice shall be provided by any means then permitted by the General Corporation Law; provided, however, that no failure to give such notice nor any defect therein shall affect the validity of an Automatic Conversion. Upon and after an Automatic Conversion, the person registered on the Corporation’s books as the record holder of the shares of Class B Common Stock so converted immediately prior to an Automatic Conversion shall be registered on the Corporation’s books as the record holder of the shares of Class A Common Stock issued upon Automatic Conversion of such shares of Class B Common Stock, without further action on the part of the record holder thereof. Immediately upon the effectiveness of an Automatic Conversion, the rights of the holders of the shares of Class B Common Stock, converted pursuant to an Automatic Conversion shall cease, and the holders shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock into which such shares of Class B Common Stock were converted.
3.    Conversion on Transfer. Each share of Class B Common Stock shall automatically, without further action by the Corporation or the holder thereof, be converted into one (1) fully paid and nonassessable share of Class A Common Stock, upon the occurrence of a Transfer (as defined below), other than a Permitted Transfer (as defined below), of such share of Class B Common Stock.
4.    Policies and Procedures. The Corporation may, from time to time, establish such policies and procedures, not in violation of applicable law or this Restated Certificate of Incorporation or the Bylaws, relating to the conversion of shares of the Class B Common Stock into shares of Class A Common Stock as it may deem necessary or advisable. If the Corporation has reason to believe that a Transfer that is not a Permitted Transfer has occurred, the Corporation may request that the purported transferor furnish affidavits or other evidence to the Corporation as it reasonably deems necessary to determine whether a Transfer that is not a Permitted Transfer has occurred, and if such transferor does not within ten (10) days after the date of such request furnish sufficient (as determined by the Board of Directors (but not a committee thereof)) evidence to the Corporation (in the manner
Appendix B    B-5

provided in the request) to enable the Corporation to determine that no such Transfer has occurred, any such shares of Class B Common Stock, to the extent not previously converted, shall be automatically converted into shares of Class A Common Stock on a one to one basis, and such conversion shall thereupon be registered on the books and records of the Corporation. In connection with any action of stockholders taken at a meeting, the stock ledger of the Corporation shall be presumptive evidence as to who are the stockholders entitled to vote in person or by proxy at any meeting of stockholders and the classes of shares held by each such stockholder and the number of shares of each class held by such stockholder.
5.    Definitions.
(a)    “Cause” shall have the meaning set forth in the Change in Control and Severance Agreement then in effect between the Founder and the Corporation, or, if no such agreement containing a definition of “Cause” is then effect, shall have the meaning set forth in the Corporation’s 2021 Equity Incentive Plan.
(b)    “Convertible Security” shall mean any evidences of indebtedness, shares of Preferred Stock or other securities (other than shares of Class B Common Stock) convertible into or exchangeable for Class B Common Stock, either directly or indirectly.
(c)    “Disability” or “Disabled” shall have the meaning set forth in the Change in Control and Severance Agreement then in effect between the Founder and this Corporation, or, if no such agreement containing a definition of “Disability” is then in effect, shall have the meaning set forth in this Corporation’s 2021 Equity Incentive Plan.
(d)    “Family Member” shall mean with respect to any natural person who is a Qualified Stockholder, the spouse, domestic partner, parents, grandparents, lineal descendants, siblings and lineal descendants of siblings of such Qualified Stockholder. Lineal descendants shall include adopted persons, but only so long as they are adopted while a minor.
(e)    “Founder” shall mean Tomer Weingarten.
(f)    “IPO Date” shall mean June 29, 2021.
(g)    “Independent Directors” shall mean the members of the Board of Directors designated as independent directors in accordance with (i) the requirements of any national stock exchange under which the Corporation’s equity securities are listed for trading that are generally applicable to companies with common equity securities listed thereon or (ii) if the Corporation’s equity securities are not listed for trading on a national stock exchange, the requirements of the New York Stock Exchange generally applicable to companies with equity securities listed thereon.
(h)    “Option” shall mean rights, options, restricted stock units or warrants to subscribe for, purchase or otherwise acquire Class B Common Stock or Convertible Securities (as defined above).
(i)    “Parent” of an entity shall mean any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such entity or is otherwise entitled to elect a majority of the members of the Board of Directors, or entitled to appoint or act as the governing body, of such entity.
(j)    “Permitted Entity” shall mean with respect to a Qualified Stockholder: (i) a Permitted Trust solely for the benefit of (A) such Qualified Stockholder, (B) one or more Family Members of such Qualified Stockholder, or (C) any other Permitted Entity of such Qualified Stockholder; or (ii) any general partnership, limited partnership, limited liability company, corporation or other entity exclusively owned by (A) such Qualified Stockholder, (B) one or more Family Members of such Qualified Stockholder, or (C) any other Permitted Entity of such Qualified Stockholder.
(k)    “Permitted Foundation” shall mean with respect to a Qualified Stockholder: a trust or private non-operating foundation that is tax-exempt under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), so long as such Qualified Stockholder has dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust or organization and the Transfer to such trust does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust or organization) to such Qualified Stockholder.
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(l)    “Permitted IRA” shall mean an Individual Retirement Account, as defined in Section 408(a) of the Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which a Qualified Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Code; provided that in each case such Qualified Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust.
(m)    “Permitted Transfer” shall mean, and be restricted to, any Transfer of a share of Class B Common Stock:
(i)    by a Qualified Stockholder to (A) one or more Family Members of such Qualified Stockholder, (B) any Permitted Entity of such Qualified Stockholder, (C) any Permitted Foundation of such Qualified Stockholder, or (D) any Permitted IRA of such Qualified Stockholder; or
(ii)    by a Permitted Entity, Permitted Foundation or Permitted IRA of a Qualified Stockholder to (A) such Qualified Stockholder or one or more Family Members of such Qualified Stockholder, or (B) any other Permitted Entity, Permitted Foundation or Permitted IRA of such Qualified Stockholder.
(n)    “Permitted Transferee” shall mean a transferee of shares of Class B Common Stock received in a Permitted Transfer.
(o)    “Permitted Trust” shall mean a bona fide trust where each trustee is (i) a Qualified Stockholder, (ii) a Family Member of such Qualified Stockholder, (iii) a professional in the business of providing trustee services, including private professional fiduciaries, trust companies and bank trust departments, or (iv) an individual who may be removed and replaced at the sole discretion of a Qualified Stockholder or a Family Member of such Qualified Stockholder.
(p)    “Qualified Stockholder” shall mean: (i) the record holder of a share of Class B Common Stock as of the IPO Date; (ii) the initial record holder of any shares of Class B Common Stock that are originally issued by the Corporation after the IPO Date pursuant to the exercise or exchange or conversion of any Option or Convertible Security that, in each case, was outstanding as of the IPO Date; (iii) each natural person who, prior to the IPO Date, transferred shares of capital stock of the Corporation to a Permitted Entity, Permitted Foundation or Permitted IRA that is or becomes a Qualified Stockholder; (iv) each natural person who transferred shares of, or equity awards for, Class B Common Stock (including any Option exercisable or Convertible Security exchangeable for or convertible into shares of Class B Common Stock) to a Permitted Entity, Permitted Foundation or Permitted IRA that is or becomes a Qualified Stockholder; and (v) a Permitted Transferee.
(q)    “Transfer” of a share of Class B Common Stock shall mean any direct or indirect sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law, including, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), in each case after 11:59 p.m. Eastern Time on the IPO Date, or the transfer of, or entering into a binding agreement with respect to, Voting Control over such share by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer”:
(i)    the granting of a proxy to officers or directors of the Corporation at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of stockholders;
(ii)    entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one (1) year or is terminable by the holder of the shares subject thereto at any time and (C) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner;
(iii)    entering into a voting trust, agreement or arrangement (with or without granting a proxy) pursuant to a written agreement to which the Corporation is a party;
Appendix B    B-7

(iv)    the pledge of shares of Class B Common Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee (including the exercise of any proxy authority granted to such pledgee pursuant to such pledge) shall constitute a Transfer unless such foreclosure or similar action qualifies as a Permitted Transfer;
(v)    the fact that, as of the IPO Date or at any time after the IPO Date, the spouse of any holder of Class B Common Stock possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a Transfer of such shares of Class B Common Stock; provided that any transfer of shares by any holder of shares of Class B Common Stock to such holder’s spouse, shall constitute a “Transfer” of such shares of Class B Common Stock unless otherwise exempt from the definition of Transfer;
(vi)    entering into a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with a broker or other nominee; provided, however, that a sale of such shares of Class B Common Stock pursuant to such plan shall constitute a “Transfer” at the time of such sale;
(vii)    any redemption, purchase or acquisition by the Corporation of a share of Class B Common Stock or any issuance or reissuance by the Corporation of a share of Class B Common Stock; or
(viii)    entering into a support, voting, tender or similar agreement or arrangement (in each case, with or without the grant of a proxy) in connection with a liquidation, dissolution or winding upon of the Corporation (whether voluntary or involuntary), a merger or consolidation of the Corporation with or into any other entity or any other transaction having an effect on stockholders substantially similar to that resulting from a merger or consolidation, a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Corporation, or a transaction or series of related transactions to which the Corporation is a party in which shares of the Corporation are transferred such that in excess of fifty percent (50%) of the Corporation’s voting power is transferred, or in connection with consummating the actions or transactions contemplated thereby (including, without limitation, tendering or voting shares of Class B Common Stock in connection with such a transaction, the consummation of such a transaction or the sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of shares of Class B Common Stock or any legal or beneficial interest in shares of Class B Common Stock in connection with such a transaction); provided that any sale, tender, assignment, transfer, conveyance, hypothecation or other transfer or disposition of Class B Common Stock or any legal or economic interest therein pursuant to such a transaction, or any grant of a proxy over Class B Common Stock with respect to such a transaction without specific instructions as to how to vote such Class B Common Stock, in each case, will constitute a “Transfer” of such Class B Common Stock unless such transaction was approved by the Board of Directors prior to the taking of such action.
A Transfer shall also be deemed to have occurred with respect to a share of Class B Common Stock beneficially held by (A) an entity that is a Permitted Entity, Permitted Foundation or Permitted IRA, if there occurs any act or circumstance that causes such entity to no longer be a Permitted Entity, Permitted Foundation or Permitted IRA or (B) an entity that is a Qualified Stockholder, if, in either case, there occurs a transfer on a cumulative basis, from and after the IPO Date, of a majority of the voting power of the voting securities, or securities that otherwise entitle a party to elect a majority of the members of the board of directors or governing body, of such entity or any direct or indirect Parent of such entity, other than a transfer to parties that are, as of the IPO Date, holders of voting securities of any such entity or Parent of such entity.
(r)    “Voting Control” shall mean, with respect to a share of Class B Common Stock, the power (whether exclusive or shared) to vote or direct the voting of such share by proxy, voting agreement or otherwise.
6.    Status of Converted Stock. In the event any shares of Class B Common Stock are converted into shares of Class A Common Stock pursuant to this Article V, the shares of Class B Common Stock so converted shall be cancelled, retired and eliminated and shall not be reissued by the Corporation.
Appendix B    B-8

7.    Effect of Conversion on Payment of Dividends. Notwithstanding anything to the contrary in Sections 1, 2 or 3 of this Article V, if the date on which any share of Class B Common Stock is converted into Class A Common Stock pursuant to the provisions of Sections 1, 2 or 3 of this Article V occurs after the record date for the determination of the holders of Class B Common Stock entitled to receive any dividend or distribution to be paid on the shares of Class B Common Stock, the holder of such shares of Class B Common Stock as of such record date will be entitled to receive such dividend or distribution on such payment date; provided, that, notwithstanding any other provision of this Restated Certificate of Incorporation, to the extent that any such dividend or distribution is payable in shares of Class B Common Stock, such shares of Class B Common Stock shall automatically be converted to Class A Common Stock on a one-to-one basis.
8.    Reservation. The Corporation shall at all times reserve and keep available, out of its authorized and unissued shares of Class A Common Stock, solely for the purpose of effecting conversions of shares of Class B Common Stock into Class A Common Stock, such number of duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock. If at any time the number of authorized and unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock, the Corporation shall promptly take such corporate action as may be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, obtaining the requisite stockholder approval of any necessary amendment to this Restated Certificate of Incorporation. All shares of Class A Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and non-assessable shares. The Corporation shall take all such action as may be necessary to ensure that all such shares of Class A Common Stock may be so issued without violation of any applicable law or regulation.
9.    Determinations by the Board of Directors. In case of an ambiguity in the application of any provision set forth in this Article V or in the meaning of any term or definition set forth in this Article V, the Board of Directors (but not a committee thereof), shall have the power to determine, in its sole discretion, the application of any such provision or any such term or definition with respect to any situation based on the facts believed in good faith by it. A determination of the Board of Directors in accordance with the preceding sentence shall be conclusive and binding on the stockholders of the Corporation. Such determination shall be evidenced in a writing adopted by the Board of Directors, and such writing shall be made available for inspection by any holder of capital stock of the Corporation at the principal executive offices of the Corporation.
ARTICLE VI: AMENDMENT OF BYLAWS
The Board of Directors shall have the power to adopt, amend or repeal the Bylaws. Any adoption, amendment or repeal of the Bylaws by the Board of Directors shall require the approval of a majority of the Whole Board. For purposes of this Restated Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. The stockholders shall also have power to adopt, amend or repeal the Bylaws; provided, however, that, notwithstanding any other provision of this Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser or no vote, but in addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Restated Certificate of Incorporation, the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws, provided, further, that, in the case of any proposed adoption, amendment or repeal of any provisions of the Bylaws that is approved by at least two-thirds (2/3) of the Whole Board and submitted to the stockholders for adoption thereby, then only the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to adopt, amend or repeal any such provision of the Bylaws.
ARTICLE VII: MATTERS RELATING TO THE BOARD OF DIRECTORS
1.    Director Powers. Except as otherwise provided by the General Corporation Law or this Restated Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
Appendix B    B-9

2.    Terms; Removal; Number of Directors; Vacancies and Newly Created Directorships.
2.1.    The directors shall be divided, with respect to the time for which they severally hold office, into three classes as nearly equal in size as is practicable, designated as Class I, Class II and Class III, respectively (the “Classified Board”). The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes of the Classified Board. The initial term of office of the Class I directors expired ~~shall expire~~ at the Corporation’s first annual meeting of stockholders following the closing of the Corporation’s initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the offer and sale of Class A Common Stock to the public (the “Initial Public Offering Closing”), the initial term of office of the Class II directors expired ~~shall expire~~ at the Corporation’s second annual meeting of stockholders following the Initial Public Offering Closing, and the initial term of office of the Class III directors expired ~~shall expire~~ at the Corporation’s third annual meeting of stockholders following the Initial Public Offering Closing. At each annual meeting of stockholders following the Initial Public Offering Closing, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office expiring at the third succeeding annual meeting of stockholders after their election.
2.2.    Each director shall hold office until the annual meeting at which such director’s term expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. Any director may resign at any time upon notice to the Corporation given in writing or by any electronic transmission.
2.3.    No director may be removed from the Board of Directors except for cause and only by the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
2.4.    The total number of directors constituting the Whole Board shall be fixed from time to time exclusively by resolution adopted by a majority of the Whole Board. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any director.
2.5.    Any vacancy occurring in the Board of Directors for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, shall be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which the director has been assigned expires and until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal.
2.6.    The foregoing provisions of this Section 2 of Article VII shall not apply to any directorship elected separately by one or more classes or series of Preferred Stock hereinafter designated pursuant to Article IV, Section 2.1 unless the terms of such designation so provide.
2.7.    In case of an ambiguity in the application of any provision set forth in this Section 2 of Article VII or in the meaning of any term or definition set forth in this Section 2 of Article VII (including any such term used in any other provision of this Restated Certificate of Incorporation), the Board of Directors, or a committee thereof, shall have the power to determine, in its sole discretion, the application of any such provision or any such term or definition with respect to any situation based on the facts believed in good faith by it. A determination of the Board of Directors (or a committee thereof, as applicable) in accordance with the preceding sentence shall be conclusive and binding on the stockholders of the Corporation. Such determination shall be evidenced in a writing adopted by the Board of Directors (or a committee thereof, as applicable), and such writing shall be made available for inspection by any holder of capital stock of the Corporation at the principal executive offices of the Corporation.
3.    Vote by Ballot. Election of directors need not be by written ballot unless the Bylaws shall so provide.
Appendix B    B-10

ARTICLE VIII: LIMITATION OF ~~DIRECTOR~~ LIABILITY
1.    Limitation of Liability. To the fullest extent permitted by law, neither a ~~no~~ director of the Corporation nor an officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. Without limiting the effect of the preceding sentence, if the General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended.
2.    Change in Rights. Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of this Restated Certificate of Incorporation inconsistent with this Article VIII, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.
ARTICLE IX: MATTERS RELATING TO STOCKHOLDERS
1.    No Action by Written Consent of Stockholders. Subject to the rights of any series of Preferred Stock then outstanding, no action shall be taken by the stockholders of the Corporation except at a duly called annual or special meeting of stockholders and no action shall be taken by the stockholders of the Corporation by written consent in lieu of a meeting.
2.    Special Meeting of Stockholders. Special meetings of the stockholders of the Corporation may be called only by the Chairperson of the Board of Directors, the Chief Executive Officer, the Lead Independent Director (as defined in the Bylaws) or the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, and may not be called by the stockholders or any other person or persons.
3.    Advance Notice of Stockholder Nominations and Business Transacted at Special Meetings. Advance notice of stockholder nominations for the election of directors of the Corporation and of business to be brought by stockholders before any meeting of stockholders of the Corporation shall be given in the manner provided in the Bylaws. Business transacted at special meetings of stockholders shall be limited to the purpose or purposes stated in the notice of meeting.
ARTICLE X: SEVERABILITY
If any provision of this Restated Certificate of Incorporation shall be held to be invalid, illegal, or unenforceable, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of this Restated Certificate of Incorporation (including without limitation, all portions of any section of this Restated Certificate of Incorporation containing any such provision held to be invalid, illegal, or unenforceable, which is not invalid, illegal, or unenforceable) shall remain in full force and effect.
ARTICLE XI: AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION
1.    General. The Corporation reserves the right to amend or repeal any provision contained in this Restated Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any provision of this Restated Certificate of Incorporation (including any Certificate of Designation) or any provision of law that might otherwise permit a lesser vote or no vote (but subject to Section 2 of Article IV hereof), but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Restated Certificate of Incorporation (including any Certificate of Designation), and subject to Sections 1 and 2.1 of Article IV, the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend or repeal, or adopt any provision inconsistent with, this Section 1 of this Article XI, Sections 1.2 and 2 of Article IV, or Article V, Article VI, Article VII, Article VIII, Article IX, Article X or Article XII (the “Specified Provisions”); provided, further, that, if two-thirds (2/3) of the Whole Board has approved such amendment or repeal of, or any provision inconsistent with, the Specified Provisions, then only the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class (in addition to any other vote of the holders of any class or series of stock of the Corporation required by law or by this Restated Certificate of Incorporation, including any Certificate of Designation), shall be required to amend or repeal, or adopt any provision inconsistent
Appendix B    B-11

with, the Specified Provisions. Notwithstanding anything to the contrary herein, prior to an Automatic Conversion, and in addition to any other vote required pursuant to this Article XI, the Corporation shall not, without the prior affirmative vote of the holders of at least two-thirds (2/3) of the then-outstanding shares of Class B Common Stock, voting separately as a single class:
1.1.    directly or indirectly, whether by amendment, or through merger, recapitalization, consolidation or otherwise, amend or repeal, or adopt any provision of this Restated Certificate of Incorporation inconsistent with, or otherwise alter, any provision of this Restated Certificate of Incorporation relating to the voting, conversion or other rights, powers, preferences, privileges or restrictions of the Class B Common Stock;
1.2.    reclassify any outstanding shares of Class A Common Stock into shares having rights as to dividends or liquidation that are senior to the Class B Common Stock or the right to have more than one (1) vote for each share thereof; or
1.3.    authorize, or issue any shares of, any class or series of capital stock of the Corporation (other than Class B Common Stock) having the right to more than one (1) vote for each share thereof.
2.    Changes to or Inconsistent with Section 3 of Article IV. Notwithstanding any other provision of this Restated Certificate of Incorporation (including any Certificate of Designation) or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Restated Certificate of Incorporation (including any Certificate of Designation), the affirmative vote of the holders of Class A Common Stock representing at least seventy-five percent (75%) of the voting power of all of the then-outstanding shares of Class A Common Stock, voting separately as a single class, and the affirmative vote of the holders of Class B Common Stock representing at least seventy-five percent (75%) of the voting power of all of the then-outstanding shares of Class B Common Stock, voting separately as a single class, shall be required to amend or repeal, or to adopt any provision inconsistent with, Section 3 of Article IV or this Section 2 of this Article XI.
ARTICLE XII: CHOICE OF FORUM; EXCLUSIVE FORUM
Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Corporation; (ii) any action asserting a claim that is based upon a breach of a fiduciary duty owed by, or other wrongdoing by, any current or former director, officer, stockholder, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders; (iii) any action asserting a claim against the Corporation or any current or former director, officer, stockholder, employee or agent of the Corporation arising pursuant to any provision of the General Corporation Law, this Restated Certificate of Incorporation or the Bylaws or as to which the General Corporation Law confers jurisdiction on the Court of Chancery of the State of Delaware; (iv) any action to interpret, apply, enforce or determine the validity of this Restated Certificate of Incorporation or the Bylaws; (v) any action asserting a claim against the Corporation governed by the internal affairs doctrine; or (vi) any action asserting an “internal corporate claim” as that term is defined in Section 115 of the General Corporation Law. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act, or any successor thereto or, to the fullest extent permitted by law, under the Exchange Act, or any successor thereto. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article XII. Failure to enforce the foregoing provisions of this Article XII would cause the Corporation irreparable harm, and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions.

Appendix B    B-12

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 26, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/S2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 26, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V49105-P11051 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SENTINELONE, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Charlene T. Begley
02) Aaron Hughes
03) Mark S. Peek

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted FOR ALL the election of the nominees for the Board of Directors listed in Proposal 1, FOR Proposals 2, 3 and 4. If any other matters properly come before the meeting, the person named in this proxy will vote in his or her discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V49106-P11051

SENTINELONE, INC.
Annual Meeting of Stockholders
June 27, 2024 9:00 a.m. Pacific Time
This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Tomer Weingarten and Keenan Conder, or either of them, as proxies, each with a power to appoint his substitute and power to act alone, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SENTINELONE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 9:00 a.m. Pacific Time on Thursday, June 27, 2024 at www.virtualshareholdermeeting.com/S2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The above named proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Continued and to be signed on reverse side